                                              1933 Act Registration No. 33-16905
                                             1940 Act Registration No. 811-05309

      As filed with the Securities and Exchange Commission on June 30, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                        Pre-Effective Amendment No. _____                   [ ]

                         Post-Effective Amendment No. 70                    [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 70                            [X]

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-4928
              (Registrant's Telephone Number, including Area Code)

                              Kathleen L. Prudhomme
                              Dorsey & Whitney LLP
                        50 South Sixth Street, Suite 1500
                           Minneapolis, MN 55402-1498
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Richard J. Ertel
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H210
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[_]  on (date) pursuant to paragraph (b) of Rule 485.
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485.
[_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

June 30, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Stock Funds Class R Shares	Balanced Fund
Equity Income Fund
Large Cap Growth Opportunities Fund
Large Cap Select Fund
Large Cap Value Fund
Mid Cap Growth Opportunities Fund
Mid Cap Value Fund
Small Cap Growth Opportunities Fund
Small Cap Select Fund
Small Cap Value Fund
Real Estate Securities Fund
International Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Balanced Fund

Equity Income Fund

Large Cap Growth Opportunities Fund

Large Cap Select Fund

Large Cap Value Fund

Mid Cap Growth Opportunities Fund

Mid Cap Value Fund

Small Cap Growth Opportunities Fund

Small Cap Select Fund

Small Cap Value Fund

Real Estate Securities Fund

International Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Stock Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Balanced FUND

Objective

Balanced Fund’s objective is to maximize total return (capital appreciation plus income).

Main Investment Strategies

Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund’s asset mix is likely to average approximately 60% equity securities and 40% debt securities. Under normal market conditions, the equity securities portion of the fund’s portfolio will be invested primarily (at least 80% of the net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, mid-capitalization companies, and small-capitalization companies. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position,
  strong management,
  sound financial condition.

Up to 25% of the equity portion of the fund may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions, the debt securities portion of the fund’s portfolio will be comprised of securities such as: U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds; mortgage- and asset-backed securities; and corporate debt obligations. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

In selecting debt securities for the fund, the advisor uses a “top-down” approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in “More About The Funds — Investment Strategies”.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions.   The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Balanced FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark indices, which are broad measures of market performance. The performance information reflects fund expenses; the benchmarks are unmanaged, have no expenses, and are unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–8.60%	–12.15%	18.22%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.71%
Worst Quarter: Quarter ended	September 30, 2001	(10.02)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.81%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Balanced Fund

Class R (return before taxes)	11/27/00	18.22%	(1.32)%

Class R (return after taxes on distributions)		17.52%	(2.06)%

Class R (return after taxes on distributions and sale of fund shares)		11.80%	(1.58)%

Russell 3000 Index[2] (reflects no deduction for fees, expenses, or taxes)		31.06%	(2.47)%

Lehman Aggregate Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		4.10%	8.00%

1On 9/24/01, First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to 9/24/01 represents that of Firstar Balanced Growth Fund.

2An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 11/30/00.

3An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index is calculated from 11/30/00.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Balanced FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.33%
Total Annual Fund Operating Expenses	1.63%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.30% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$166
3 years	$514
5 years	$887
10 years	$1,933

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Equity Income FUND

Objective

Equity Income Fund’s objective is long-term growth of capital and income.

Main Investment Strategies

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s investment advisor believes are characterized by:

  the ability to pay above average dividends.
  the ability to finance expected growth.
  strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund’s equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Equity Income Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Non-Investment Grade Securities.   The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called “high-yield” securities or “junk bonds,” generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Equity Income FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–18.13%	26.39%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	16.78%
Worst Quarter: Quarter ended	September 30, 2002	(16.75)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.40%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Equity Income Fund

Class R (return before taxes)	9/24/01	26.39%	6.30%

Class R (return after taxes on distributions)		25.58%	5.56%

Class R (return after taxes on distributions and sale of fund shares)		17.09%	4.90%

Custom Benchmark — Standard & Poor’s 500 Dividend Only Stocks[1] (reflects no deduction for fees, expenses, or taxes)		25.33%	4.29%

Standard & Poor’s 500 Composite Index[2] (reflects no deduction for fees, expenses, or taxes)		28.68%	4.73%

1The S&P 500 Dividend Only Stocks custom benchmark is composed of companies in the S&P 500 Index that have an indicated annual dividend. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.40%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$163
3 years	$505
5 years	$871
10 years	$1,900

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Growth Opportunities FUND

Objective

Large Cap Growth Opportunities Fund’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $ 670 million to $311. 2 billion as of March 31, 2004 , the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–22.40%	–25.28%	23.91%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	12.53%
Worst Quarter: Quarter ended	September 30, 2001	(17.50)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 2.19%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Large Cap Growth Opportunities Fund

Class R (return before taxes)	11/27/00	23.91%	(10.52)%

Class R (return after taxes on distributions)		23.86%	(10.58)%

Class R (return after taxes on distributions and sale of fund shares)		15.54%	(8.81)%

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		29.75%	(10.06)%

1On 9/24/01, the fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 11/30/00.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.29%
Total Annual Fund Operating Expenses	1.59%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.40% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$162
3 years	$502
5 years	$866
10 years	$1,889

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Select FUND

Objective

Large Cap Select Fund’s objective is capital appreciation.

Main Investment Strategies

Under normal market conditions, Large Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the S&P 500 Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. While the market capitalizations of companies in the S&P 500 Index ranged from approximately $ 921 million to $311. 2 billion as of March 31, 2004 , the advisor typically invests in common stocks of companies that have market capitalizations of at least $3 billion at the time of purchase. The advisor will select companies based on a combination of both value and growth objectives, seeking companies it believes offers market opportunity.

In selecting value stocks, the fund’s advisor invests in securities that it believes:

  are undervalued relative to other securities in the same industry or market, exhibit good or improving fundamentals,
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one or two years.

In selecting growth stocks, the fund’s advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings,
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on the United States stock exchange or represented by American Depository Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

Because Large Cap Select Fund shares have not been offered for a full calendar year, no performance information is presented for these shares.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Select FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.34%
Total Annual Fund Operating Expenses	1.64%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.40% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$167
3 years	$517
5 years	$892
10 years	$1,944

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Value FUND

Objective

Large Cap Value Fund’s primary objective is capital appreciation. Current income is a secondary objective of the fund.

Main Investment Strategies

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $ 670 million to $311. 2 billion as of March 31, 2004 , the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The main risks of investing in Large Cap Value Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Large Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–20.99%	25.53%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	14.95%
Worst Quarter: Quarter ended	September 30, 2002	(18.82)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.84%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Large Cap Value Fund

Class R (return before taxes)	9/24/01	25.53%	5.59%

Class R (return after taxes on distributions)		25.01%	5.16%

Class R (return after taxes on distributions and sale of fund shares)		16.55%	4.50%

Russell 1000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		30.03%	7.61%

1An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.60%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.40% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$163
3 years	$505
5 years	$871
10 years	$1,900

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Mid Cap Growth Opportunities FUND

Objective

Mid Cap Growth Opportunities Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of March 31, 2004 , market capitalizations of companies in the Russell Midcap Index ranged from approximately $ 670 million to $ 18.2 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–3.68%	–15.44%	33.14%

2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	18.56%
Worst Quarter: Quarter ended	September 30, 2001	(19.90)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 6.12%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Mid Cap Growth Opportunities Fund

Class R (return before taxes)	12/11/00	33.14%	1.80%

Class R (return after taxes on distributions)		32.16%	1.56%

Class R (return after taxes on distributions and sale of fund shares)		21.90%	1.43%

Russell Midcap Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		42.71%	(6.13)%

Standard & Poor’s MidCap 400 Index[3] (reflects no deduction for fees, expenses, or taxes)		35.62%	4.84%

1On 9/24/01, the fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Core Equity Fund.

2An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 12/31/00.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 12/31/00.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Mid Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.65%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.45%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$168
3 years	$520
5 years	$897
10 years	$1,955

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Mid Cap Value FUND

Objective

Mid Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of March 31, 2004 , market capitalizations of companies in the Russell Midcap Index ranged from approximately $ 670 million to $ 18.2 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of a fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Mid Cap Value Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Mid Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–9.28%	33.70%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	14.98%
Worst Quarter: Quarter ended	September 30, 2002	(16.51)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 5.83%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Mid Cap Value Fund

Class R (return before taxes)	9/24/01	33.70%	16.52%

Class R (return after taxes on distributions)		33.38%	16.19%

Class R (return after taxes on distributions and sale of fund shares)		21.87%	14.01%

Russell Midcap Value Index[1] (reflects no deduction for fees, expenses, or taxes)		38.07%	16.04%

1An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.65%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.45% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$168
3 years	$520
5 years	$897
10 years	$1,955

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Growth Opportunities FUND

Objective

Small Cap Growth Opportunities Fund has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Opportunities Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. Companies based on total market capitalization). As of March 31, 2004 , market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 32 million to $ 2.8 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The fund may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the fund’s total assets at the time of any short sale. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short.   If the fund does not own a security sold short, the fund will lose money if the security sold short increases in price between the date of the sale and the date on which the fund “closes out” the short position (by acquiring the security in the open market). The fund’s risk of loss also increases if the fund is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Other Information
As a result of an internal review, the advisor uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. The advisor engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no employee of the advisor violated the applicable securities laws. The advisor has voluntarily reported this to the fund’s board of directors and to the Securities and Exchange Commission (SEC). The SEC has begun an informal inquiry into this matter, and the advisor is cooperating fully with the SEC in its inquiry.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

5.15%	–25.78%	59.03%

2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	34.02%
Worst Quarter: Quarter ended	September 30, 2001	(25.43)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 4.07%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Small Cap Growth Opportunities Fund

Class R (return before taxes)	12/11/00	59.03%	7.92%

Class R (return after taxes on distributions)		58.90%	7.87%

Class R (return after taxes on distributions and sale of fund shares)		38.53%	6.79%

Russell 2000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		48.54%	(2.03)%

1On 12/12/02, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase. On 9/24/01, the fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MicroCap Fund.

2 An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 12/31/00.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Growth Opportunities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.40%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.32%
Total Annual Fund Operating Expenses	2.37%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 2.18% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$240
3 years	$739
5 years	$1,265
10 years	$2,706

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Select FUND

Objective

Small Cap Select Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Select Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index). This index measures the performance of 600 selected common stocks representing the small company segment of the U.S. market. As of March 31, 2004 , market capitalizations of companies in the S&P SmallCap 600 Index ranged from approximately $63 million to $ 3 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  strong competitive position.
  strong management.
  sound financial condition.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks, value stocks, and/or small-cap stocks may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs).   Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Select FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

16.90%	10.61%	20.50%	–8.02%	16.75%	19.63%	12.36%	–18.00%	44.22%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	27.42%
Worst Quarter: Quarter ended	September 30, 1998	(24.96)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 5.10%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Small Cap Select Fund

Class R (return before taxes)	1/3/94	44.22%	13.16%	10.51%

Class R (return after taxes on distributions)		41.26%	11.09%	8.17%

Class R (return after taxes on distributions and sale of fund shares)		28.99%	10.47%	7.81%

Standard & Poor’s SmallCap 600 Index[2] (reflects no deduction for fees, expenses, or taxes)		38.79%	9.67%	11.27%

1On 9/24/01, the fund became the successor by merger to the Firstar Small Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Core Equity Fund. The Firstar Small Cap Core Equity Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The since inception performance of the index is calculated from 1/31/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.65%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.46%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$168
3 years	$520
5 years	$897
10 years	$1,955

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Value FUND

Objective

Small Cap Value Fund has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of March 31, 2004 , market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 32 million to $ 2.8 billion.

In selecting stocks, the fund’s advisor invests in securities it believes:

  are undervalued relative to other securities in the same industry or market.
  exhibit good or improving fundamentals.
  exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Up to 25% of the fund’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund’s permissible investments in United States or domestic securities.

Main Risks

The main risks of investing in Small Cap Value Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Small Cap Value FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–14.40%	43.04%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	18.76%
Worst Quarter: Quarter ended	September 30, 2002	(20.03)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 5.51%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Small Cap Value Fund

Class R (return before taxes)	9/24/01	43.04%	19.23%

Class R (return after taxes on distributions)		41.86%	17.13%

Class R (return after taxes on distributions and sale of fund shares)		28.64%	15.64%

Russell 2000 Value Index[1] (reflects no deduction for fees, expenses, or taxes)		46.03%	20.09%

1An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.65%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.48% . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$168
3 years	$520
5 years	$897
10 years	$1,955

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Real Estate Securities FUND

Objective

Real Estate Securities Fund’s objective is to provide above average current income and long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund’s total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

  equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.
  mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.
  hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

The fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in Real Estate Securities Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

Risks of the Real Estate Industry.   Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.

Risks of Real Estate Investment Trusts (REITs).   There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification.   The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund’s portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

Real Estate Securities FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

7.11%	37.28%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	10.89%
Worst Quarter: Quarter ended	September 30, 2002	(7.34)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 11.88%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Real Estate Securities Fund

Class R (return before taxes)	9/24/01	37.28%	23.23%

Class R (return after taxes on distributions)		34.44%	20.31%

Class R (return after taxes on distributions and sale of fund shares)		24.67%	18.29%

Morgan Stanley REIT Index[1] (reflects no deduction for fees, expenses, or taxes)		36.74%	19.29%

1An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.33%
Total Annual Fund Operating Expenses	1.68%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.48 . Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$171
3 years	$530
5 years	$913
10 years	$1,987

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

International FUND

Objective

International Fund has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the fund’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the fund’s return.

Main Risks

The main risks of investing in International Fund include:

Risks of Equity Securities.   Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing.   International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the fund’s assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets.   The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies.   Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions.   If the sub-advisor’s forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Stock Funds Class R Shares

Fund Summaries

International FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

9.20%	10.00%	4.70%	17.45%	50.47%	–15.66%	–23.45%	–19.31%	36.19%

1995	1996	1997	1998	1999	2000	2001	2002	2003
Best Quarter: Quarter ended	December 31, 1999	27.46%
Worst Quarter: Quarter ended	September 30, 2002	(19.23)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 2.02%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

International Fund

Class R (return before taxes)	4/24/94	36.19%	1.32%	4.88%

Class R (return after taxes on distributions)		35.95%	0.01%	3.61%

Class R (return after taxes on distributions and sale of fund shares)		23.52%	0.54%	3.55%

Morgan Stanley Capital International Europe, Australasia, Far East Index[2] (reflects no deduction for fees, expenses, or taxes)		39.17%	0.26%	4.12%

1On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the fund’s assets. On 9/24/01, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both sub-advised by Clay Finlay Inc. Performance history prior to 9/24/01 represents that of the Firstar International Growth Fund.

2An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index is calculated from 4/30/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	1.10%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	2.05%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.85%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$208
3 years	$643
5 years	$1,103
10 years	$2,379

Prospectus –	First American Stock Funds Class R Shares

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class R shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares.   Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares.   Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares.   Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class R Shares.   Class R shares:

  are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans).
  are held in a plan level or omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have annual distribution (12b-1) fees of 0.50%.
  have an annual shareholder servicing fee of 0.15%.

Class Y Shares.   Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds’ distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

International Fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of International Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is

Prospectus –	First American Stock Funds Class R Shares

Policies and Services

Buying and Selling Shares continued

significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans), to be held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, 403(b) plans, 457 plans, stock bonus plans, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase, sell or exchange shares. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

Share purchases by eligible retirement plans must be made by wire transfer. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the investment firm or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the investment firm or plan administrator by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the investment firm or plan administrator by 3:00 p.m. Central time. It is the responsibility of the investment firm or plan administrator to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying cash. See “Redemption In Kind” on the following page.

12b-1 Fees

The funds have adopted a plan under Rule 12b-1 of the Investment Company Act that allows each fund to pay the fund’s distributor an annual fee equal to 0.50% of the fund’s average daily net assets attributable to Class R shares for the distribution and sale of its Class R shares. The funds’ distributor uses the fee to pay commissions to investment firms and plan administrators that sell fund shares.

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The funds have also adopted a non-12b-1 shareholder servicing plan and agreement. Under this plan and agreement, each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to plans or plan participants holding Class R shares. No distribution-related services are provided under this plan and agreement. U.S. Bancorp Asset Management is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

The adviser or the distributor may pay additional fees to investment firms and plan administrators out of their own assets in exchange for sales and/or administrative services performed on behalf of the investment firm’s or plan administrator’s customers.

How to Exchange Shares

If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American fund offered through your retirement plan . Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your plan administrator. In order for your shares to be exchanged the same day, you must call your plan administrator by the time specified by the administrator

Prospectus –	First American Stock Funds Class R Shares

Policies and Services

Buying and Selling Shares continued

and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Stock Funds Class R Shares

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in shareholder account s are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account , such as retirement plan participants .

Dividends and Distributions

Dividends from net investment income are declared and paid monthly for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, and Mid Cap Value Fund, and quarterly for Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund , and Real Estate Securities Fund . For International Fund, dividends from net investment income, if any, are declared and paid annually. For each of the funds, any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made by contacting your plan administrator .

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in a retirement plan or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are either taxable as ordinary income or may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, and Small Cap Value Fund are expected to consist primarily of capital gains. Distributions for Real Estate Securi ties Fund are expected to consist primarily of ordinary income. It is not expected that a significant portion of the dividends paid by Real Estate Securities Fund will constitute “qualified dividends.”

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits.   International Fund may be required to pay withholding and other taxes imposed by foreign countries. If International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2004 , U.S. Bancorp Asset Management and its affiliates had more than $ 122 billion in assets under management, including investment company assets of more than $ 57 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Balanced Fund	0.47%
Equity Income Fund	0.60%
Large Cap Growth Opportunities Fund	0.60%
Large Cap Select Fund	0.56%
Large Cap Value Fund	0.60%
Mid Cap Growth Opportunities Fund	0.65%
Mid Cap Value Fund	0.64%
Small Cap Growth Opportunities Fund	1.36%
Small Cap Select Fund	0.66%
Small Cap Value Fund	0.68%
Real Estate Securities Fund	0.65%
International Fund	1.05%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund’s assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of March 31, 200 4 , Clay Finlay had more than $7. 6 billion in assets under management.

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds’ investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Management (continued)

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services.   In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees.     Each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to the holders of its Class R shares.

Portfolio Management

International Fund is managed by a team of persons associated with Clay Finlay. Each of the other funds is managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Duration.    Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.

Effective Maturity.   Balanced Fund normally attempts to maintain a weighted average effective maturity for the debt securities in its portfolio of 15 years or less. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk.   All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk.   The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Because Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry , it is particularly susceptible to risks associated with that industry . The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Company Risk.   Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

More About The Funds (continued)

Risks of Small-Cap Stocks.   Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Risks of Real Estate Investment Trusts (REITs).   Real Estate Securities Fund invests a majority of its assets in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Risks of International Investing.   International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk.   Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks.   International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk.   International Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions.   Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk.   Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the

Prospectus –	First American Stock Funds Class R Shares

Additional Information

More About The Funds (continued)

United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk.   Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Smaller-Capitalization Companies.   The securities of smaller-capitalization companies involve substantial risk. Smaller- capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller- capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Security Risk.   Each fund, other than International Fund and Real Estate Securities Fund, may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individ ual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management.   Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability, and the sub-advisor’s ability for the International Fund, to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending.   When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments.    The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Interest Rate Risk.   Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk.   Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

As discussed in the “Fund Summaries” section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.

Call Risk.   Balanced Fund’s investments in debt securities is subject to call risk. Many corporate bonds may be redeemed at

Prospectus –	First American Stock Funds Class R Shares

Additional Information

More About The Funds (continued)

the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Extension Risk.   Mortgage-backed securities in which Balanced Fund may invest are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities in which Balanced Fund may invest are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk.   Mortgage- and asset-backed securities in which Balanced Fund may invest also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Risks of Dollar Roll Transactions.   In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class R shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period of operations for the fund or class of shares. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The Class R shares of the funds were designated Class S shares prior to the date of this prospectus. Thus, financial highlights for each fund currently consist of only the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Balanced Growth Fund were exchanged for Class S shares of the First American Balanced Fund. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Balanced Fund and Firstar Balanced Growth Fund. Firstar Balanced Growth Fund is the accounting survivor.

The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Large Cap Core Equity Fund were exchanged for Class S shares of the First American Large Cap Growth Opportunities Fund.

The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MidCap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MidCap Core Equity Fund were exchanged for Class S shares of the First American Mid Cap Growth Opportunities Fund.

The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Small Cap Core Equity Fund were exchanged for Class S shares of the First American Small Cap Select Fund.

The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar MicroCap Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar MicroCap Fund were exchanged for Class S shares of the First American Small Cap Growth Opportunities Fund.

The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar International Growth Fund were exchanged for Class S shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

The information for Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Opportunities Fund, Small Cap Value Fund, and Real Estate Securities Fund , other than the information for the six months ended March 31, 2004, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for Small Cap Select Fund and International Fund for the fiscal periods ended September 30, 2003, September 30, 2002, and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for Small Cap Select Fund and International Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Balanced Fund

	Six months ended March 31, 2004 (unaudited) [1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003	2002[2]
Per Share Data
Net Asset Value, Beginning of Period	$9.49	$8.39	$9.50	$11.27

Investment Operations:
Net Investment Income	0.08	0.15	0.20	0.18
Realized and Unrealized Gains (Losses) on Investments	0.83	1.10	(1.12)	(1.74)

Total From Investment Operations	0.91	1.25	(0.92)	(1.56)

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.19)	(0.21)

Total Distributions	(0.08)	(0.15)	(0.19)	(0.21)

Net Asset Value, End of Period	$10.32	$9.49	$8.39	$9.50

Total Return[4]	9.61%	15.08%	(9.90)%	(14.03)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$18,902	$23,844	$36,194	$39,527
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.51%	1.76%	2.07%	1.94%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.20%	1.23%	1.23%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.36%	1.58%	1.89%	1.88%
Portfolio Turnover Rate	60%	156%	79%	54%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Equity Income Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]
Per Share Data
Net Asset Value, Beginning of Period	$11.56	$9.57	$12.12	$11.57

Investment Operations:
Net Investment Income (Loss)	0.10	0.19	0.15	0.01
Realized and Unrealized Gains (Losses) on Investments	1.32	1.99	(2.47)	0.54

Total From Investment Operations	1.42	2.18	(2.32)	0.55

Less Distributions:
Dividends (from net investment income)	(0.12)	(0.19)	(0.19)	—
Distributions (from net realized gains)	—	—	(0.04)	—

Total Distributions	(0.12)	(0.19)	(0.23)	—

Net Asset Value, End of Period	$12.86	$11.56	$9.57	$12.12

Total Return[4]	12.32%	22.91%	(19.47)%	4.75%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,416	$17,170	$36,522	$328
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.54%	1.80%	1.34%	4.08%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.20%	1.20%	1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	1.50%	1.75%	1.29%	3.89%
Portfolio Turnover Rate	5%	43%	38%	33%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Large Cap Growth Opportunities Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]
Per Share Data
Net Asset Value, Beginning of Period	$22.85	$19.17	$24.45	$35.53

Investment Operations:
Net Investment Income (Loss)	(0.01)	—	—	(0.01)
Realized and Unrealized Gains (Losses) on Investments	2.83	3.73	(5.23)	(11.07)

Total From Investment Operations	2.82	3.73	(5.23)	(11.08)

Less Distributions:
Dividends (from net investment income)	(0.01)	(0.05)	(0.05)	—

Total Distributions	(0.01)	(0.05)	(0.05)	—

Net Asset Value, End of Period	$25.66	$22.85	$19.17	$24.45

Total Return[4]	12.34%	19.51%	(21.45)%	(31.16)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$5,756	$15,890	$2,376	$2,802
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	(0.01)%	—	(0.03)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.19%	1.22%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.12)%	(0.05)%	(0.07)%	(0.07)%
Portfolio Turnover Rate	60%	83%	43%	40%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Large Cap Select Fund

	Six months ended March 31, 2004 (unaudited)[1,3]	Fiscal period ended September 30, 2003[2,3]

Per Share Data
Net Asset Value, Beginning of Period	$11.44	$10.00

Investment Operations:
Net Investment Income	0.02	0.03
Realized and Unrealized Gains (Losses) on Investments	1.35	1.44

Total From Investment Operations	1.37	1.47

Less Distributions:
Dividends (from net investment income)	(0.02)	(0.03)
Distributions (from net realized gains)	(0.11)	—

Total Distributions	(0.13)	(0.03)

Net Asset Value, End of Period	$12.68	$11.44

Total Return[4]	12.10%	14.76%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1	$1
Ratio of Expenses to Average Net Assets	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.31%	0.39%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.18%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.28%	0.30%
Portfolio Turnover Rate	49%	65%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

3Per share data calculated using average shares outstanding method.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Large Cap Value Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$14.96	$12.77	$15.97	$15.32

Investment Operations:
Net Investment Income (Loss)	0.08	0.18	0.13	—
Realized and Unrealized Gains (Losses) on Investments	2.23	2.19	(3.18)	0.65

Total From Investment Operations	2.31	2.37	(3.05)	0.65

Less Distributions:
Dividends (from net investment income)	(0.08)	(0.18)	(0.15)	—

Total Distributions	(0.08)	(0.18)	(0.15)	—

Net Asset Value, End of Period	$17.19	$14.96	$12.77	$15.97

Total Return[4]	15.43%	18.63%	(19.36)%	4.24%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,131	$23,845	$24,129	$—
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	0.99%	1.30%	0.90%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.19%	1.20%	1.20%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.95%	1.25%	0.85%	—
Portfolio Turnover Rate	69%	94%	82%	64%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Mid Cap Growth Opportunities Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002

Per Share Data
Net Asset Value, Beginning of Period	$33.66	$26.43	$28.29	$35.75

Investment Operations:
Net Investment Income (Loss)	(0.15)	(0.17)	(0.07)	(0.06)
Realized and Unrealized Gains (Losses) on Investments	6.43	7.40	(1.79)	(7.40)

Total From Investment Operations	6.28	7.23	(1.86)	(7.46)

Less Distributions:
Distributions (from net realized gains)	(1.07)	—	—	—

Total Distributions	(1.07)	—	—	—

Net Asset Value, End of Period	$38.87	$33.66	$26.43	$28.29

Total Return[4]	19.03%	27.36%	(6.58)%	(20.87)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,418	$10,284	$5,869	$1,484
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.82)%	(0.56)%	(0.33)%	(0.24)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.25%	1.26%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.86)%	(0.61)%	(0.39)%	(0.28)%
Portfolio Turnover Rate	68%	145%	162%	204%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Mid Cap Value Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$16.31	$13.29	$13.74	$13.31

Investment Operations:
Net Investment Income (Loss)	0.05	0.16	0.13	0.01
Realized and Unrealized Gains (Losses) on Investments	3.21	2.99	(0.44)	0.42

Total From Investment Operations	3.26	3.15	(0.31)	0.43

Less Distributions:
Dividends (from net investment income)	(0.03)	(0.12)	(0.10)	—
Distributions (from return of capital)	—	(0.01)	(0.04)	—

Total Distributions	(0.03)	(0.13)	(0.14)	—

Net Asset Value, End of Period	$19.54	$16.31	$13.29	$13.74

Total Return[4]	20.02%	23.80%	(2.40)%	3.23%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$892	$966	$158	$44
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	1.07%	0.87%	5.19%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.25%	1.26%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.38%	1.02%	0.81%	5.19%
Portfolio Turnover Rate	45%	102%	90%	104%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Small Cap Growth Opportunities Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002

Per Share Data
Net Asset Value, Beginning of Period	$21.95	$13.86	$16.89	$20.01

Investment Operations:
Net Investment Income (Loss)	(0.21)	(0.28)	(0.26)	(0.19)
Realized and Unrealized Gains (Losses) on Investments	4.49	8.37	(2.74)	(2.93)

Total From Investment Operations	4.28	8.09	(3.00)	(3.12)

Less Distributions:
Distributions (from net realized gains)	(0.13)	—	—	—
Distributions (from return of capital)	—	—	(0.03)	—

Total Distributions	(0.13)	—	(0.03)	—

Net Asset Value, End of Period	$26.10	$21.95	$13.86	$16.89

Total Return[4]	19.58%	58.37%	(17.84)%	(15.59)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$551	$3,694	$2,027	$2,014
Ratio of Expenses to Average Net Assets	1.93%	1.93%	1.93%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.67)%	(1.62)%	(1.53)%	(1.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.94%	1.97%	1.97%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(1.68)%	(1.66)%	(1.57)%	(1.12)%
Portfolio Turnover Rate	66%	137%	123%	125%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Small Cap Select Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]	Fiscal period ended October 31, 2000[2,4]	Fiscal year ended November 30,
		2003[2]	2002[2]			1999[2]	1998

Per Share Data
Net Asset Value, Beginning of Period	$14.49	$10.66	$11.94	$17.55	$13.80	$11.82	$14.98

Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.09)	(0.10)	(0.01)	(0.01)	(0.07)	(0.07)
Realized and Unrealized Gains (Losses) on Investments	3.13	3.92	(0.29)	(1.89)	4.03	2.10	(1.87)

Total From Investment Operations	3.06	3.83	(0.39)	(1.90)	4.02	2.03	(1.94)

Less Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)	—	—
Distributions (from net realized gains)	(1.05)	—	(0.89)	(3.71)	(0.26)	(0.05)	(1.22)

Total Distributions	(1.05)	—	(0.89)	(3.71)	(0.27)	(0.05)	(1.22)

Net Asset Value, End of Period	$16.50	$14.49	$10.66	$11.94	$17.55	$13.80	$11.82

Total Return[5]	21.96%	35.93%	(4.48)%	(12.52)%	29.67%	17.27%	(14.17)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$8,524	$11,627	$7,640	$3,721	$4,442	$2,448	$25,037
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.21%	1.07%	1.28%	1.26%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.83)%	(0.75)%	(0.80)%	(0.05)%	(0.01)%	(0.59)%	(0.45)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.25%	1.25%	1.14%	1.39%	1.36%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.86)%	(0.79)%	(0.84)%	(0.12)%	(0.12)%	(0.69)%	(0.55)%
Portfolio Turnover Rate	72%	145%	171%	204%	91%	72%	70%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

Small Cap Value Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$14.27	$11.26	$13.40	$12.84

Investment Operations:
Net Investment Income (Loss)	0.02	0.01	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	2.97	3.01	(0.14)	0.56

Total From Investment Operations	2.99	3.02	(0.15)	0.56

Less Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	—	—
Distributions (from net realized gains)	(0.56)	—	(1.99)	—

Total Distributions	(0.59)	(0.01)	(1.99)	—

Net Asset Value, End of Period	$16.67	$14.27	$11.26	$13.40

Total Return[4]	21.49%	26.79%	(2.19)%	4.36%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,139	$1,351	$424	$—
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.24%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%	0.04%	(0.11)%	—
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.25%	1.27%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.28%	0.02%	(0.14)%	—
Portfolio Turnover Rate	18%	49%	37%	53%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Real Estate Securities Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]
Per Share Data
Net Asset Value, Beginning of Period	$16.00	$13.69	$13.12	$12.52

Investment Operations:
Net Investment Income (Loss)	0.33	0.69	0.70	0.11
Realized and Unrealized Gains (Losses) on Investments	3.34	2.64	0.62	0.49

Total From Investment Operations	3.67	3.33	1.32	0.60

Less Distributions:
Dividends (from net investment income)	(0.32)	(0.69)	(0.68)	—
Distributions (from net realized gains)	(0.60)	(0.33)	—	—
Distributions (from return of capital)	—	—	(0.07)	—

Total Distributions	(0.92)	(1.02)	(0.75)	—

Net Asset Value, End of Period	$18.75	$16.00	$13.69	$13.12

Total Return[4]	23.77%	25.80%	10.13%	4.87%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,025	$2,524	$1,224	$320
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.80%	4.87%	5.00%	43.93%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.24%	1.28%	1.32%	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.79%	4.82%	4.91%	43.48%
Portfolio Turnover Rate	90%	69%	99%	85%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Stock Funds Class R Shares

Additional Information

Financial Highlights continued

International Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]	Fiscal period ended October 31, 2000[2,4]	Fiscal year ended November 30,
		2003[2]	2002[2]			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$8.98	$7.31	$8.96	$13.97	$15.95	$12.43	$11.23

Investment Operations:
Net Investment Income (Loss)	(0.02)	0.04	0.01	(0.04)	(0.03)	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	1.72	1.63	(1.66)	(3.50)	(0.42)	4.27	1.67

Total From Investment Operations	1.70	1.67	(1.65)	(3.54)	(0.45)	4.26	1.67

Less Distributions:
Dividends (from net investment income)	(0.05)	—	—	(0.10)	(0.10)	(0.04)	(0.07)
Distributions (from net realized gains)	—	—	—	(1.37)	(1.43)	(0.70)	(0.40)

Total Distributions	(0.05)	—	—	(1.47)	(1.53)	(0.74)	(0.47)

Net Asset Value, End of Period	$10.63	$8.98	$7.31	$8.96	$13.97	$15.95	$12.43

Total Return[5]	18.98%	22.85%[6]	(18.42)%	(28.03)%	(3.59)%	36.61%	15.37%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,606	$8,533	$10,817	$9,461	$16,373	$11,307	$8,058
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60%	1.46%	1.58%	1.56%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	0.57%	0.16%	(0.33)%	(0.26)%	—	0.01%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.64%	1.65%	1.66%	1.61%	1.76%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	(0.52)%	0.52%	0.10%	(0.48)%	(0.44)%	(0.19)%	(0.16)%
Portfolio Turnover Rate	37%	82%	72%	72%	90%	94%	89%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return would have been lower had certain expenses not been waived.

6In 2003, 0.14% of the share class’ total return was a result of a reimbursement by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. Excluding the reimbursement, total return would have been 22.71%.

Prospectus –	First American Stock Funds Class R Shares

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROSTOCK RSH     6 /04

SEC file number:   811-05309

   First American Funds™

June 30, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Stock Funds

Index Funds Class R Shares	Equity Index Fund Mid Cap Index Fund Small Cap Index Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Equity Index Fund

Mid Cap Index Fund

Small Cap Index Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Index Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Index Funds Class R Shares

1

Fund Summaries

Equity Index FUND

Objective

Equity Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500 Composite Index (S&P 500).

Main Investment Strategies

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

Main Risks

The main risks of investing in Equity Index Fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Failure to Match Performance of S&P 500.   The fund’s ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Index Funds Class R Shares

2

Fund Summaries

Equity Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

–22.41%	27.89%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	15.25%
Worst Quarter: Quarter ended	September 30, 2002	(17.27)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.50%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Equity Index Fund

Class R (return before taxes)	9/24/01	27.89%	5.85%

Class R (return after taxes on distributions)		27.37%	5.42%

Class R (return after taxes on distributions and sale of fund shares)		18.08%	4.72%

Standard & Poor’s 500 Composite Index[1] (reflects no deduction for fees, expenses, or taxes)		28.68%	4.73%

1An unmanaged index of large-capitalization stocks. The since inception performance of the index is calculated from 9/30/01.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.20%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.87%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$122
3 years	$381
5 years	$660
10 years	$1,455

Prospectus –	First American Index Funds Class R Shares

3

Fund Summaries

Mid Cap Index FUND

Objective

Mid Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400 Composite Index (S&P 400 Index).

Main Investment Strategies

Under normal market conditions, Mid Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 400 Index. This index is an unmanaged, capitalization weighted index consisting of 400 stocks chosen for market size, liquidity, and industry group representation that represents the mid range sector of the U.S. stock market. As of March 31, 2004 , market capitalizations of companies in the S&P 400 Index ranged from approximately $ 413 million to $ 11.2 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 400 Index.

Because the fund may not always hold all of the stocks included in the S&P 400 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the S&P 400 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 400 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Failure to Match Performance of S&P 400 Index.   The fund’s ability to replicate the performance of the S&P MidCap 400 Index may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s calculates the performance of the S&P MidCap 400 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Index Funds Class R Shares

4

Fund Summaries

Mid Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–2.33%	–15.08%	34.32%

2001	2002	2003

Best Quarter: Quarter ended	December 31, 2001	17.45%
Worst Quarter: Quarter ended	September 30, 2002	(16.66)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 4.91%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

Mid Cap Index Fund

Class R (return before taxes)	11/27/00	34.32%	4.38%

Class R (return after taxes on distributions)		33.70%	3.66%

Class R (return after taxes on distributions and sale of fund shares)		22.64%	3.43%

Standard & Poor’s MidCap 400 Index[2] (reflects no deduction for fees, expenses, or taxes)		35.62%	7.24%

1On 9/24/01, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar MidCap Index Fund.

2An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 11/30/00.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.34%
Total Annual Fund Operating Expenses	1.24%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.00%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$126
3 years	$393
5 years	$681
10 years	$1,500

Prospectus –	First American Index Funds Class R Shares

5

Fund Summaries

Small Cap Index FUND

Objective

Small Cap Index Fund’s objective is to provide investment results that correspond to the performance of the Russell 2000 Index.

Main Investment Strategies

Under normal market conditions, Small Cap Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000 Index. This Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of March 31, 2004 , market capitalizations of companies in the Russell 2000 Index ranged from approximately $ 32 million to $ 2.8 billion.

The fund’s advisor believes that the fund’s objective can best be achieved by investing in common stocks of at least 90% of the issues included in the Russell 2000 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the Russell 2000 Index.

Because the fund may not always hold all of the stocks included in the Russell 2000 Index, and because the fund has expenses and the Index does not, the fund will not duplicate the Index’s performance precisely. However, the fund’s advisor believes there should be a close correlation between the fund’s performance and that of the Russell 2000 Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Russell 2000 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 2000 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, exchange traded index funds, and index participation contracts based on the Russell 2000 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the Russell 2000 Index, and to reduce transaction costs.

Main Risks

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Small-Cap Stocks.   Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Failure to Match Performance of Russell 2000 Index.   The fund’s ability to replicate the performance of the Russell 2000 Index may be affected by, among other things, changes in securities markets, the manner in which Russell calculates the performance of the Russell 2000 Index, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Index Funds Class R Shares

6

Fund Summaries

Small Cap Index FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

7.54%	11.39%	6.25%	–22.38%	45.39%

1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 2003	23.10%
Worst Quarter: Quarter ended	September 30, 2002	(21.53)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 5.97%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

Small Cap Index Fund

Class R (return before taxes)	12/30/98	45.39%	7.51%	8.02%

Class R (return after taxes on distributions)		44.99%	6.68%	7.19%

Class R (return after taxes on distributions and sale of fund shares)		29.59%	6.01%	6.45%

Russell 2000 Index[2] (reflects no deduction for fees, expenses, or taxes )		47.25%	7.13%	7.13%

1On 9/24/01, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/98.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.40%
Total Annual Fund Operating Expenses	1.45%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.18%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$148
3 years	$459
5 years	$792
10 years	$1,735

Prospectus –	First American Index Funds Class R Shares

7

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class R shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. These differences result from their separate arrangements for shareholder and distribution services, not from any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

Class A Shares.   Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares.   Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares.   Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class R Shares.   Class R shares:

  are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans).
  are held in a plan level or omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have annual distribution (12b-1) fees of 0.50%.
  have an annual shareholder servicing fee of 0.15%.

Class Y Shares.   Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds’ distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans), to be held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, 403(b) plans, 457 plans, stock bonus plans, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and most

Prospectus –	First American Index Funds Class R Shares

8

Policies and Services

Buying and Selling Shares continued

individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase, sell or exchange shares. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

Share purchases by eligible retirement plans must be made by wire transfer. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the investment firm or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the investment firm or plan administrator by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the investment firm or plan administrator by 3:00 p.m. Central time. It is the responsibility of the investment firm or plan administrator to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying cash. See “Redemption In Kind” on the following page.

12b-1 Fees

The funds have adopted a plan under Rule 12b-1 of the Investment Company Act that allows each fund to pay the fund’s distributor an annual fee equal to 0.50% of the fund’s average daily net assets attributable to Class R shares for the distribution and sale of its Class R shares. The funds’ distributor uses the fee to pay commissions to investment firms and plan administrators that sell fund shares.

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The funds have also adopted a non-12b-1 shareholder servicing plan and agreement. Under this plan and agreement, each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to plans or plan participants holding Class R shares. No distribution-related services are provided under this plan and agreement. U.S. Bancorp Asset Management is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

The adviser or the distributor may pay additional fees to investment firms and plan administrators out of their own assets in exchange for sales and/or administrative services performed on behalf of the investment firm’s or plan administrator’s customers.

How to Exchange Shares

If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American fund offered through your retirement plan . Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your plan administrator. In order for your shares to be exchanged the same day, you must call your plan administrator by the time specified by the administrator and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Index Funds Class R Shares

9

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in shareholder account s are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account , such as retirement plan participants .

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made by contacting your plan administrator .

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in a retirement plan or other tax-advantaged account).

Dividends from a fund’s short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of each fund are generally taxable as ordinary income, but may constitute “qualified dividends” taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). Each fund will inform its shareholders of the portion of its dividends (if any) that constitutes “qualified dividends.” Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Mid Cap Index Fund and Small Cap Index Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Prospectus –	First American Index Funds Class R Shares

10

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2004 , U.S. Bancorp Asset Management and its affiliates had more than $ 122 billion in assets under management, including investment company assets of more than $ 57 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Equity Index Fund	0.07%
Mid Cap Index Fund	0.16%
Small Cap Index Fund	0.27%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds’ investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services.   In connection with lending their portfolio securities, the funds pay fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees.     Each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to the holders of its Class R shares.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Index Funds Class R Shares

11

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for the funds is expected to be well below that of actively managed mutual funds. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Market Risk.   All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices are also affected by the outlook for overall corporate profitability.

Sector Risk.   The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk.   Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of Small-Cap Stocks.   Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. The foregoing risks are even greater for stocks of micro-cap companies.

Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Securities Lending.   When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Derivative Instruments.   The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instrume nts, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

Prospectus –	First American Index Funds Class R Shares

12

Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class R shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The Class R shares of the funds were designated Class S shares prior to the date of this prospectus. Thus, financial highlights for each fund currently consist of only the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar MidCap Index Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.

The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition, Firstar Class Y shares were exchanged for Class S shares of the First American Fund.

The information for the funds for the fiscal periods ended September 30, 2003, September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request. The information for the Small Cap Index Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Equity Index Fund

	Six months ended March 31, 2004 (unaudited) [1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$18.70	$15.30	$19.50	$18.80

Investment Operations:
Net Investment Income	0.12	0.21	0.18	—
Realized and Unrealized Gains (Losses) on Investments	2.43	3.39	(4.20)	0.70

Total From Investment Operations	2.55	3.60	(4.02)	0.70

Less Distributions:
Dividends (from net investment income)	(0.12)	(0.20)	(0.18)	—
Distributions (from net realized gains)	—	—	—	—

Total Distributions	(0.12)	(0.20)	(0.18)	—

Net Asset Value, End of Period	$21.13	$18.70	$15.30	$19.50

Total Return[4]	13.65%	23.66%	(20.79)%	3.72%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$30,177	$52,925	$42,964	$38,220
Ratio of Expenses to Average Net Assets	0.62%	0.62%	0.62%	0.72%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.14%	1.22%	0.93%	0.89%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.79%	0.80%	0.80%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.97%	1.04%	0.75%	0.41%
Portfolio Turnover Rate	—	1%	8%	6%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class R Shares

13

Additional Information

Financial Highlights continued

Mid Cap Index Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$10.36	$8.50	$9.38	$11.07

Investment Operations:
Net Investment Income	0.03	0.04	0.04	0.04
Realized and Unrealized Gains (Losses) on Investments	1.87	2.09	(0.50)	(1.67)

Total From Investment Operations	1.90	2.13	(0.46)	(1.63)

Less Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.04)	(0.06)
Distributions (from net realized gains)	(0.19)	(0.23)	(0.38)	—

Total Distributions	(0.22)	(0.27)	(0.42)	(0.06)

Net Asset Value, End of Period	$12.04	$10.36	$8.50	$9.38

Total Return[4]	18.49%	25.60%	(5.56)%	(14.77)%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$2,438	$4,134	$3,393	$4,301
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.47%	0.46%	0.37%	0.47%
Ratio of Expenses to Average Net Assets (excluding waivers)	0.79%	0.84%	0.83%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.43%	0.37%	0.29%	0.42%
Portfolio Turnover Rate	5%	23%	19%	43%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

Small Cap Index Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]	Fiscal period ended October 31, 2000[4]	Fiscal period ended November 30, 1999[5]
		2003[2]	2002[2]

Per Share Data
Net Asset Value, Beginning of Period	$11.41	$8.52	$9.64	$12.19	$10.17	$10.00

Investment Operations:
Net Investment Income	0.02	0.05	0.05	(0.01)	(0.01)	—
Realized and Unrealized Gains (Losses) on Investments	2.39	2.88	(1.12)	(1.49)	2.18	0.17

Total From Investment Operations	2.41	2.93	(1.07)	(1.50)	2.17	0.17

Less Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.05)	—	(0.01)	—
Distributions (from net realized gains)	(0.08)	—	—	(1.05)	(0.14)	—

Total Distributions	(0.10)	(0.04)	(0.05)	(1.05)	(0.15)	—

Net Asset Value, End of Period	$13.72	$11.41	$8.52	$9.64	$12.19	$10.17

Total Return[6]	21.19%	34.54%	(11.26)%	(12.82)%	21.54%	1.74%
Ratio/Supplemental Data
Net Assets, End of Period (000)	$4,242	$3,210	$13,576	$13,886	$18,057	$14,955
Ratio of Expenses to Average Net Assets	0.93%	0.93%	0.93%	0.88%	0.99%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%	0.52%	0.42%	(0.05)%	(0.11)%	(0.06)%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.00%	1.05%	1.09%	0.91%	1.09%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	0.22%	0.40%	0.26%	(0.08)%	(0.21)%	(0.26)%
Portfolio Turnover Rate	2%	41%	49%	102%	32%	35%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

4For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

5Commenced operations on December 30, 1998. All ratios for the period have been annualized, except total return and portfolio turnover.

6Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Index Funds Class R Shares

14

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROINDXRSH     6 /04

SEC file number:   811-05309

   First American Funds™

June 30, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class R Shares	Core Bond Fund Corporate Bond Fund High Income Bond Fund U.S. Government Mortgage Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summaries

Core Bond Fund

Corporate Bond Fund

High Income Bond Fund

U.S. Government Mortgage Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Funds

Financial Highlights

For More Information

Fund Summaries

Introduction

This section of the prospectus describes the objectives of the First American Income Funds, summarizes the main investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

An investment in the funds is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the funds, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Income Funds Class R Shares

1

Fund Summaries

Core Bond FUND

Objective

Core Bond Fund’s objective is to provide investors with high current income consistent with limited risk to capital.

Main Investment Strategies

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:

  U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
  mortgage- and asset-backed securities.
  corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Fund managers select securities using a “top-down” approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund’s total assets.

The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The main risks of investing in Core Bond Fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About the Funds — Risks.”

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions.   The use of mortgage dollar rolls could increase the volatility of the fund’s share price. It could also diminish the fund’s investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class R Shares

2

Fund Summaries

Core Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

8.04%	3.95%

2002	2003

Best Quarter: Quarter ended	September 30, 2002	3.84%
Worst Quarter: Quarter ended	March 31, 2002	(0.28)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 2.38%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Core Bond Fund

Class R (return before taxes)	9/24/01	3.95%	5.27%

Class R (return after taxes on distributions)		2.32%	3.47%

Class R (return after taxes on distributions and sale of fund shares)		2.85%	3.46%

Lehman Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)		4.10%	6.34%

1An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class R Shares

3

Fund Summaries

Core Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.30%
Total Annual Fund Operating Expenses	1.45%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$148
3 years	$459
5 years	$792
10 years	$1,735

Prospectus –	First American Income Funds Class R Shares

4

Fund Summaries

Corporate Bond FUND

Objective

Corporate Bond Fund’s objective is to provide investors with a high level of current income consistent with prudent risk to capital.

Main Investment Strategies

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations. The fund may also invest in:

  U.S. dollar-denominated debt obligations of foreign governments.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  mortgage- and asset-backed securities.

Fund managers employ bottom-up and top-down investment disciplines. Relative value analysis, in combination with fundamental credit research, is the foundation of the investment process. Judgments are made regarding trends in the economy and credit quality. Corporate bond supply-demand technicals are evaluated and relative value assessments are made across industries and by individual issuers. Positions are sold when other securities with more favorable risk/return profiles are identified or in anticipation of deteriorating credit quality not fully reflected in the market price.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund’s securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund’s total assets. Quality determinations regarding these securities will be made by the fund’s advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities.   A significant portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class R Shares

5

Fund Summaries

Corporate Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

5.63%	9.76%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	6.42%
Worst Quarter: Quarter ended	March 31, 2002	(0.25)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 3.42%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Corporate Bond Fund

Class R (return before taxes)	9/24/01	9.76%	6.96%

Class R (return after taxes on distributions)		7.90%	4.81%

Class R (return after taxes on distributions and sale of fund shares)		6.30%	4.60%

Lehman Brothers U.S. Credit A/BBB Index[1] (reflects no deduction for fees, expenses, or taxes)		8.99%	8.77%

Merrill Lynch BBB-A U.S. Corporate Index[2] (reflects no deduction for fees, expenses, or taxes)		8.88%	8.55%

1An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of the lower of Moody’s and Standard & Poor’s ratings. The minimum issue size of $200 million and Rule 144A securities with registration rights are included in the index. Previously, the fund used the Merrill Lynch BBB-A U.S. Corporate Index as a benchmark. Going forward, the fund will use the Lehman Brothers U.S. Credit A/BBB Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 9/30/01.

2An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody’s and S&P ratings. Issues below $150 million and Rule 144A securities are excluded from the index. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class R Shares

6

Fund Summaries

Corporate Bond FUND continued

Fund Performance (CONTINUED)

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.31%
Total Annual Fund Operating Expenses	1.66%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.25%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$169
3 years	$523
5 years	$902
10 years	$1,965

Prospectus –	First American Income Funds Class R Shares

7

Fund Summaries

High Income Bond FUND

Objective

High Income Bond Fund’s objective is to provide investors with a high level of current income.

Main Investment Strategies

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund’s permissible investments in United States domestic securities.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are debt obligations typically issued by special-purpose entities that are secured by debt securities, such as high-yield securities, asset-backed securities, and mortgage-backed securities. CDOs are typically issued in one or more classes of rated debt securities, unrated debt securities (generally treated as equity interests), and a residual equity interest. The fund may also invest in other types of obligations issued by special-purpose entities that are backed by corporate debt obligations.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Risks of High-Yield Securities.   The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called “high-yield” securities or “junk bonds.” High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a high profile default.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund’s portfolio increases when the U.S. economy slows or enters a recession.

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About the Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Liquidity and Pricing Risk.   High-yield bonds generally have more limited trading opportunities than higher credit quality securities. CDOs can also be less liquid than other publicly held debt securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund’s board of directors. See “Policies & Services — Buying and Selling Shares, Calculating Your Share Price.”

Foreign Security Risk.   Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Prospectus –	First American Income Funds Class R Shares

8

Fund Summaries

High Income Bond FUND continued

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–1.32%	24.12%

2002	2003

Best Quarter: Quarter ended	June 30, 2003	9.40%
Worst Quarter: Quarter ended	September 30, 2002	(4.79)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.25%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Since Inception

High Income Bond Fund

Class R (return before taxes)	9/24/01	24.12%	8.93%

Class R (return after taxes on distributions)		20.81%	5.67%

Class R (return after taxes on distributions and sale of fund shares)		15.47%	5.53%

Lehman Corporate High Yield Index[2] (reflects no deduction for fees, expenses, or taxes)		28.97%	14.08%

1On 3/13/03, shareholders approved a merger transaction in which High Income Bond Fund acquired the assets of First American High Yield Bond Fund, which is the accounting survivor. Performance presented represents that of High Yield Bond Fund.

2An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included. The since inception performance of the index is calculated from 9/30/01.

Prospectus –	First American Income Funds Class R Shares

9

Fund Summaries

High Income Bond FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.23%
Total Annual Fund Operating Expenses	1.58%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.25%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$161
3 years	$499
5 years	$860
10 years	$1,878

Prospectus –	First American Income Funds Class R Shares

10

Fund Summaries

U.S. Government Mortgage FUND

Objective

U.S. Government Mortgage Fund’s objective is to provide investors with high current income to the extent consistent with the preservation of capital.

Main Investment Strategies

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market or business risk or enhance the fund’s yield.

Main Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Effective maturity and effective duration, explained in “More About The Funds — Investment Strategies,” are measures of the fund’s interest rate risk.

Income Risk.   The fund’s income could decline due to falling market interest rates.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Funds — Risks.”

Risks of Securities Lending.   To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, indices, or securities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based.

Fund Performance

The following illustrations provide you with information on the fund’s volatility and performance. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund’s shares has varied from year to year. The table compares the fund’s performance over different time periods, before and after taxes, to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Since Class R shares are only offered to retirement plans, these after-tax returns may not be relevant to you.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Prior to the date of this prospectus, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the chart and the table is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

Prospectus –	First American Income Funds Class R Shares

11

Fund Summaries

U.S. Government Mortgage FUND continued

Fund Performance (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

14.87%	3.09%	6.27%	6.44%	0.77%	9.42%	7.38%	8.21%	2.20%

1995	1996	1997	1998	1999	2000	2001	2002	2003

Best Quarter: Quarter ended	June 30, 1995	5.39%
Worst Quarter: Quarter ended	March 31, 1996	(0.93)%

The fund’s year-to-date return as of 3/31/04 (not annualized) was 1.46%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[1]	Inception Date	One Year	Five Years	Since Inception

U.S. Government Mortgage Fund

Class R (return before taxes)	6/7/94	2.20%	5.54%	5.99%

Class R (return after taxes on distributions)		0.68%	3.47%	3.76%

Class R (return after taxes on distributions and sale of fund shares)		1.42%	3.45%	3.72%

Lehman MBS Index[2] (reflects no deduction for fees, expenses, or taxes)		3.07%	6.55%	7.60%

1On 9/24/01, the fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of over 600,000 individual fixed-rate mortgage-backed securities pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning. The since inception performance of the index is calculated from 6/30/94.

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets. Annual fund operating expenses are based on the fund’s most recently completed fiscal year , restated to reflect current fees .

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous	0.31%
Total Annual Fund Operating Expenses	1.46%

The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.20%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$149
3 years	$462
5 years	$797
10 years	$1,746

Prospectus –	First American Income Funds Class R Shares

12

Policies and Services

Buying and Selling Shares

Multiple Class Information

The funds offer five different share classes. This prospectus offers Class R shares. Class A, Class B, Class C, and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

Class A Shares.   Class A shares have:

  a front-end sales charge determined by the amount of your purchase.
  annual shareholder servicing (12b-1) fees of 0.25%.
  reduced sales charges for larger purchases.

Class B Shares.   Class B shares have:

  no front-end sales charge.
  a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.
  automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares.   Class C shares have:

  a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase.
  annual distribution and shareholder servicing (12b-1) fees of 1.00%.

Class R Shares.   Class R shares:

  are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans).
  are held in a plan level or omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have annual distribution (12b-1) fees of 0.50%.
  have an annual shareholder servicing fee of 0.15%.

Class Y Shares.   Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the funds’ distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds’ board of directors.

Prospectus –	First American Income Funds Class R Shares

13

Policies and Services

Buying and Selling Shares continued

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming a fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of a fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the funds and their shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the funds may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans), to be held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, 403(b) plans, 457 plans, stock bonus plans, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the funds’ shares. Participants in retirement plans generally must contact the plan’s administrator to purchase, sell or exchange shares. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

Share purchases by eligible retirement plans must be made by wire transfer. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American (name of fund, investor name, and investor account #)

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the investment firm or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day’s price, the funds must receive the purchase order from the investment firm or plan administrator by 3:00 p.m. Central time. In order for shares to be sold at that day’s price, the funds must receive the redemption request from the investment firm or plan administrator by 3:00 p.m. Central time. It is the responsibility of the investment firm or plan administrator to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, each fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying cash. See “Redemption In Kind” on the following page.

12b-1 Fees

The funds have adopted a plan under Rule 12b-1 of the Investment Company Act that allows each fund to pay the fund’s distributor an annual fee equal to 0.50% of the fund’s average daily net assets attributable to Class R shares for the distribution and sale of its Class R shares. The funds’ distributor uses the fee to pay commissions to investment firms and plan administrators that sell fund shares. The distributor is currently limiting its fee for Intermediate Term Bond Fund and Short Term Bond Fund Class R shares to 0.30% of average daily net assets attributable to such shares. This fee waiver may be discontinued at any time.

Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The funds have also adopted a non-12b-1 shareholder servicing plan and agreement. Under this plan and agreement, each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to plans or plan participants holding Class R shares. No

Prospectus –	First American Income Funds Class R Shares

14

Policies and Services

Buying and Selling Shares continued

distribution-related services are provided under this plan and agreement. U.S. Bancorp Asset Management is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

The adviser or the distributor may pay additional fees to investment firms and plan administrators out of their own assets in exchange for sales and/or administrative services performed on behalf of the investment firm’s or plan administrator’s customers.

How to Exchange Shares

If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American fund offered through your retirement plan . Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your plan administrator. In order for your shares to be exchanged the same day, you must call your plan administrator by the time specified by the administrator and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption.

Prospectus –	First American Income Funds Class R Shares

15

Policies and Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in shareholder account s are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account , such as retirement plan participants .

Dividends and Distributions

Dividends from a fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made by contacting your plan administrator .

Taxes

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in a retirement plan or other tax-advantaged account).

Dividends from a fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund’s shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Prospectus –	First American Income Funds Class R Shares

16

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the funds’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2004 , U.S. Bancorp Asset Management and its affiliates had more than $ 122 billion in assets under management, including investment company assets of more than $ 57 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds’ business and investment activities, subject to the authority of the funds’ board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Advisory fee as a % of average daily net assets

Core Bond Fund	0.40%
Corporate Bond Fund	0.44%
High Income Bond Fund	0.51%
U.S. Government Mortgage Fund	0.39%

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds’ investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives distribution fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

Securities Lending Services.   In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 25% of the funds’ income from these securities lending transactions. The funds also pay an administrative fee equal to 0.025% based on total securities on loan.

Shareholder Servicing Fees.     Each fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to the holders of its Class R shares.

Portfolio Management

The funds are managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Income Funds Class R Shares

17

Additional Information

More About The Funds

Objectives

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objective.

Investment Strategies

The funds’ main investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment advisor believes are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach.   For Core Bond Fund and U.S. Government Mortgage Fund , fund managers generally employ a “top-down” approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For Corporate Bond Fund and High Income Bond Fund, fund managers employ a “bottom-up” approach to identify relative value in the corporate bond market.

Effective Maturity.   Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration.   Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security’s effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds’ advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each fund’s historical portfolio turnover rate.

Risks

The main risks of investing in the funds are summarized in the “Fund Summaries” section. More information about fund risks is presented below.

Interest Rate Risk.   Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk.   Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Risks of High-Yield Securities.   A significant portion of the portfolios of Corporate Bond Fund and High Income Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields

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Additional Information

More About The Funds (continued)

than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk.   Corporate Bond Fund and High Income Bond Fund are exposed to liquidity risk because of their investments in high-yield bonds. High Income Bond Fund is also exposed to liquidity risk because of its investment in collateralized debt obligations. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. Infrequent trading may also lead to greater price volatility.

Credit Risk.   Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

U.S. Government Mortgage Fund invests exclusively in U.S. government securities which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Core Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Foreign Security Risk.   Up to 15% of each fund’s total assets (other than U.S. Government Mortgage Fund) may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Call Risk.   Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk.   Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-back ed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk.   Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions.   In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will

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Additional Information

More About The Funds (continued)

benefit a fund may depend upon the advisor’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund’s assets that are subject to market risk, which could increase the volatility of the price of the fund’s shares.

Risks of Securities Lending.   When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds’ advisor has determined are creditworthy under guidelines established by the funds’ board of directors.

Risks of Active Management.   Each fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Derivative Instruments.   The use of derivative instruments exposes a fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

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Additional Information

Financial Highlights

Financial Highlights

The tables that follow present performance information about the Class R shares of each fund. This information is intended to help you understand each fund’s financial performance for the past five years or, if shorter, the period that the fund or class of shares has been in operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The Class R shares of the funds were designated Class S shares prior to the date of this prospectus. Thus, financial highlights for each fund currently consist of only the historical financial highlights for the Class S shares, which had lower fees and expenses than the Class R shares.

The financial highlights for the High Income Bond Fund as set forth herein include the historical financial highlights of the First American High Yield Bond Fund. The assets of First American High Yield Bond Fund were acquired by High Income Bond Fund on March 17, 2003. In connection with such acquisition, Class S shares of First American High Yield Bond Fund were exchanged for Class S shares of High Income Bond Fund.

The financial highlights for the U.S. Government Mortgage Fund as set forth herein include the historical financial highlights of the Firstar U.S. Government Securities Fund Class Y shares. The assets of the Firstar U.S. Government Securities Fund were acquired by U.S. Government Mortgage Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar U.S. Government Securities Fund were exchanged for Class S shares of U.S. Government Mortgage Fund.

The information for each of the funds for the fiscal periods ended September 30, 2003, September 30, 2002 and September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

The information for U.S. Government Mortgage Fund for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.

Core Bond Fund

	Six months ended March 31, 2004 (unaudited)[1]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$11.56	$11.45	$11.37	$11.28

Investment Operations:
Net Investment Income	0.19	0.42	0.55	0.01
Realized and Unrealized Gains (Losses) on Investments	0.11	0.15	0.08	0.08

Total From Investment Operations	0.30	0.57	0.63	0.09

Less Distributions:
Dividends (from net investment income)	(0.21)	(0.46)	(0.55)	—
Distributions (from net realized gains)	(0.17)	—	—	—

Total Distributions	(0.38)	(0.46)	(0.55)	—

Net Asset Value, End of Period	$11.48	$11.56	$11.45	$11.37

Total Return[4]	2.67%	5.08%	5.77%	0.80%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$14,758	$39,236	$33,270	$35,062
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.36%	3.58%	4.93%	6.36%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.05%	1.03%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.26%	3.48%	4.85%	6.18%
Portfolio Turnover Rate	94%	196%	115%	81%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Per share data calculated using average shares outstanding method.

4Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

Corporate Bond Fund

	Six months ended March 31, 2004 (unaudited)[1]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$10.23	$9.60	$10.01	$9.93

Investment Operations:
Net Investment Income	0.27	0.51	0.56	0.01
Realized and Unrealized Gains (Losses) on Investments	0.19	0.63	(0.38)	0.07

Total From Investment Operations	0.46	1.14	0.18	0.08

Less Distributions:
Dividends (from net investment income)	(0.24)	(0.51)	(0.58)	—
Distributions (from net realized gains)	—	—	(0.01)	—

Total Distributions	(0.24)	(0.51)	(0.59)	—

Net Asset Value, End of Period	$10.45	$10.23	$9.60	$10.01

Total Return[4]	4.55%	12.25%	1.84%	0.81%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$381	$2,668	$3,557	$3,237
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.64%	5.21%	5.77%	7.60%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.26%	1.27%	1.36%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	4.39%	4.95%	5.50%	7.13%
Portfolio Turnover Rate	66%	91%	117%	187%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Per share data calculated using average shares outstanding method.

4Total return would have been lower had certain expenses not been waived.

High Income Bond Fund

	Six months ended March 31, 2004 (unaudited)[1]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]
		2003[2]	2002

Per Share Data
Net Asset Value, Beginning of Period	$9.21	$7.98	$9.32	$9.50

Investment Operations:
Net Investment Income	0.34	0.71	0.73	0.01
Realized and Unrealized Gains (Losses) on Investments	0.32	1.22	(1.30)	(0.19)

Total From Investment Operations	0.66	1.93	(0.57)	(0.18)

Less Distributions:
Dividends (from net investment income)	(0.34)	(0.70)	(0.70)	—
Distributions (from return of capital)	—	—	(0.07)	—

Total Distributions	(0.34)	(0.70)	(0.77)	—

Net Asset Value, End of Period	$9.53	$9.21	$7.98	$9.32

Total Return[4]	7.28%	25.11%	(6.66)%	(1.90)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$407	$777	$87	$—
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.01%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	7.31%	7.86%	8.46%	1.23%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.25%	1.18%	1.57%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	7.06%	7.68%	7.90%	1.23%
Portfolio Turnover Rate	30%	122%	86%	53%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived.

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Additional Information

Financial Highlights continued

U.S. Government Mortgage Fund

	Six months ended March 31, 2004 (unaudited)[1,2]	Fiscal year ended September 30,		Fiscal period ended September 30, 2001[2,3]	Fiscal period ended October 31, 2000[4]	Fiscal year ended November 30,
		2003	2002			1999	1998

Per Share Data
Net Asset Value, Beginning of Period	$10.85	$11.12	$10.97	$10.40	$10.31	$10.70	$10.58

Investment Operations:
Net Investment Income	0.19	0.30	0.49	0.62	0.53	0.53	0.57
Realized and Unrealized Gains (Losses) on Investments	0.04	—	0.20	0.49	0.07	(0.38)	0.12

Total From Investment Operations	0.23	0.30	0.69	1.11	0.60	0.15	0.69

Less Distributions:
Dividends (from net investment income)	(0.25)	(0.45)	(0.54)	(0.54)	(0.51)	(0.54)	(0.57)
Distributions (from net realized gains)	—	(0.12)	—	—	—	—	—

Total Distributions	(0.25)	(0.57)	(0.54)	(0.54)	(0.51)	(0.54)	(0.57)

Net Asset Value, End of Period	$10.83	$10.85	$11.12	$10.97	$10.40	$10.31	$10.70

Total Return[5]	2.14%	2.79%	6.55%	10.94%	5.96%	1.45%	6.67%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$3,158	$17,296	$21,355	$19,092	$5,145	$8,584	$6,140
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.97%	1.04%	0.98%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.57%	3.04%	4.59%	6.52%	5.36%	5.17%	5.34%
Ratio of Expenses to Average Net Assets (excluding waivers)	1.05%	1.06%	1.08%	1.15%	1.15%	1.09%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (excluding waivers)	3.47%	2.93%	4.46%	6.34%	5.25%	5.06%	5.24%
Portfolio Turnover Rate	52%	175%	197%	22%	23%	26%	55%

1 All ratios for the period have been annualized, except total return and portfolio turnover.

2Per share data calculated using average shares outstanding method.

3For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund’s fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

4For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund’s fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return and portfolio turnover.

5Total return would have been lower had certain expenses not been waived.

Prospectus –	First American Income Funds Class R Shares

23

For More Information

More information about the funds is available in the funds’ Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the funds’ investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ SAI and/or free copies of the funds’ most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROBONDRSH     6 /04

SEC file number:   811-05309

   First American Funds™

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED JUNE 30, 2004

           BALANCED FUND                           SHORT TERM BOND FUND
        EQUITY INCOME FUND                         HIGH INCOME BOND FUND
LARGE CAP GROWTH OPPORTUNITIES FUND            U.S. GOVERNMENT MORTGAGE FUND
       LARGE CAP VALUE FUND                        ARIZONA TAX FREE FUND
       LARGE CAP SELECT FUND               CALIFORNIA INTERMEDIATE TAX FREE FUND
         EQUITY INDEX FUND                       CALIFORNIA TAX FREE FUND
        MID CAP INDEX FUND                  COLORADO INTERMEDIATE TAX FREE FUND
       SMALL CAP INDEX FUND                       COLORADO TAX FREE FUND
SMALL CAP GROWTH OPPORTUNITIES FUND             INTERMEDIATE TAX FREE FUND
 MID CAP GROWTH OPPORTUNITIES FUND         MINNESOTA INTERMEDIATE TAX FREE FUND
        MID CAP VALUE FUND                        MINNESOTA TAX FREE FUND
       SMALL CAP SELECT FUND                      MISSOURI TAX FREE FUND
       SMALL CAP VALUE FUND                       NEBRASKA TAX FREE FUND
        INTERNATIONAL FUND                   OREGON INTERMEDIATE TAX FREE FUND
    REAL ESTATE SECURITIES FUND                        TAX FREE FUND
          TECHNOLOGY FUND                           OHIO TAX FREE FUND
        CORPORATE BOND FUND                         SHORT TAX FREE FUND
          CORE BOND FUND                     INTERMEDIATE GOVERNMENT BOND FUND
    INTERMEDIATE TERM BOND FUND

         This Statement of Additional Information relates to the Class A, Class
B, Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF").
This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 2004 for the Class A, Class B, Class C and Class Y Shares and June 30, 2004 for the Class
R shares. The financial statements included as part of the Funds' Annual and
Semiannual Reports to shareholders for the fiscal year ended September 30, 2003 and the six months ended March 31, 2004, respectively, are incorporated by reference into this Statement of Additional Information. This Statement of
Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND.
Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                        i

                                       ii

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the
State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc."
The Board of Directors and shareholders, at meetings held January 10, 1991, and
April 2, 1991, respectively, approved amendments to the Articles of
Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to
"First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in
37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund).
The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional
Information as the "Funds."

         For purposes of this Statement of Additional Information, "Equity
Funds" shall consist of Balanced Fund, Equity Income Fund, Equity Index Fund,
Large Cap Value Fund, Large Cap Select Fund, Mid Cap Value Fund, Small Cap Value
Fund, International Fund, Real Estate Securities Fund, Technology Fund, Mid Cap
Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Small Cap
Select Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth
Opportunities Fund. "Bond Funds" shall consist of Corporate Bond Fund, Core Bond
Fund, Intermediate Term Bond Fund, Short Term Bond Fund, High Income Bond Fund,
U.S. Government Mortgage Fund and Intermediate Government Bond Fund. "Tax Free
Funds" shall consist of Arizona Tax Free Fund, California Intermediate Tax Free
Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado
Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate
Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund,
Nebraska Tax Free Fund, Ohio Tax Free Fund, Missouri Tax Free Fund, and Short
Tax Free Fund. The Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and
Intermediate Tax Free Fund), Real Estate Securities Fund, and Technology Fund,
are diversified investment companies. The Tax Free Funds (other than Tax Free
Fund, Short Tax Free Fund and Intermediate Tax Free Fund), Real Estate
Securities Fund, and Technology Fund, are non-diversified investment companies.

         Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond
Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class R
(except for the Tax Free Funds and certain Bond Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of
1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so.
In addition, a sales load is imposed on the sale of Class A, Class B and Class C
Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First
American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios,
Inc. ("FAIP"); and eight separate closed-end funds (American Strategic Income
Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic
Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota
Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund
II Inc., American Select Portfolio Inc., and American Income Fund, Inc.),
collectively referred to as the First American Closed-End Funds ("FACEF").

                                        1

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in that
Fund's Prospectuses. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective.
However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The
Funds do not anticipate that any such strategy or technique would exceed 5% of a
Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, Corporate Bond Fund and, to the extent it can invest in convertible debt securities, Equity Income
Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc.
("Moody's) are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United
States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less
(which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Funds' investment advisor ("U.S.
Bancorp Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission
("SEC") with respect thereto.

        Tax Free Funds, Bond Funds and the Balanced Fund may also invest in
Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance
Fund.

        Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

        COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor or the applicable Fund's investment sub-advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see
"Ratings."

                                        2

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.
These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Fund's investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations
("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The U.S. government securities in which the Funds invest principally are:

         o        direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o        notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o        notes, bonds, and discount notes of other U.S. government
                  instrumentalities supported only by the credit of the
                  instrumentalities.

         The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities.
Some of these securities, such as Government National Mortgage Association
("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal
National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage
Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S.
government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in them.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities
("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the

                                        3

agreed-upon repurchase price. The Advisor or, in the case of International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

        The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book
Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

        Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and
Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

        The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the
Fund from realizing a price or yield considered to be advantageous.

        In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage "dollar rolls" in which a
Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.
The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

        When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets.
Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

        In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities.
As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The
Funds will pay a

                                        4

portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

        The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 25% of the Funds' income from securities lending transactions. The
Funds also pay an administrative fee equal to 0.025% based on total securities on loan.

        In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

OPTIONS TRANSACTIONS

        To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire.
These transactions will be undertaken for the purpose of reducing risk to the
Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

        OPTIONS ON SECURITIES. The Equity Funds (other than Equity Index Fund,
Mid Cap Index Fund and Small Cap Index Fund), Tax Free Funds and Bond Funds may
purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right
(but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium"
paid by the purchaser for the right to sell or buy.

        A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

        OPTIONS ON STOCK INDICES. The Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option.
This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A

                                        5

multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

        OPTIONS ON INTEREST RATE INDICES. The Bond Funds, Tax Free Funds and
Balanced Fund may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index.
Options on different interest rate indices may have different multipliers.

        WRITING OF CALL OPTIONS. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or, in the case of International Fund, on foreign currencies. The
Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write
(sell) covered call options covering up to 50% of the equity securities owned by such Fund.

        When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser.
In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

        The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a
Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        LIMITATIONS. None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

        The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

        The Funds may engage in futures transactions and options on futures, including stock and interest rate index futures contracts and options thereon.

                                        6

        A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

        At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2%
to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the
Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

        A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund,
Mid Cap Index Fund and Small Cap Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests and increase the level of Fund assets devoted to replicating the composition of, respectively, the S&P 500 Composite Index, the S&P MidCap 400 Index or the
Russell 2000 Index.

        Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

        Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated
above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose
100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

        Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets.
There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

        The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under
"Short-Term Investments." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by
Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor or the applicable Fund's investment

                                        7

sub-advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

        In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated
Less Than Investment Grade."

        The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

        GENERAL. Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity
Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to
25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

        Furthermore, Short Term Bond Fund, Intermediate Term Bond Fund and Core
Bond Fund may invest up to 15%, and Corporate Bond Fund and High Income Bond
Fund may invest up to 25%, of total assets in foreign securities payable in
United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any
instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S.
corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

        Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of
United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United
States.

        In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.
Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United
States domestic issuers.

        EMERGING MARKETS. International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries.
These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v)
the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

                                        8

        Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern
European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

        Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

        Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

        AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary
Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International
Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American
Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

        Certain American Depositary Receipts and European Depositary Receipts,
typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

        FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

                                        9

FOREIGN CURRENCY TRANSACTIONS

        International Fund invests in securities which are purchased and sold in foreign currencies. The value of the Fund's assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

        International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

        International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold.
International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

        Although a foreign currency hedge may be effective in protecting the
Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.
The Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the investment sub-advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.

        As stated above, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to segregate cash or liquid securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to segregate cash or liquid securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

        FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts,

                                       10

the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

        FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

        A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the
Fund's gain would be offset in part by the premium paid for the option.
Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

        Balanced Fund and the Bond Funds may invest in mortgage-backed securities that are Agency Pass-Through Certificates, private pass-through securities, or collateralized mortgage obligations ("CMOs"), as defined and described below.

        Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans.
Distribution of principal and interest on the mortgage loans underlying an
Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the
United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

        FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the
United States has discretionary authority to lend funds to FNMA, neither the
United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

        FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks.
Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

        The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration,
while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

        The residential mortgage loans evidenced by Agency Pass-Through
Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans

                                       11

receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii)
protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.
Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency
Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the
Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans.
These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another.
For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o        In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the
                  underlying mortgage loans (and interest on unpaid principal)
                  until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying
                  mortgage loans until the class is repaid in full, and so
                  forth.

         o        A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus
                  providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o        An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until
                  specified payments have been made on prior classes, at which time the principal of the

                                       12

                  accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from
                  payments on the underlying mortgage loans.

         o        An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the
                  underlying mortgage loans, while a principal-only class of
                  CMOs entitles the holder to receive all of the principal
                  payments and prepayments and none of the interest on the
                  underlying mortgage loans.

         o        A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of,
                  changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and
                  "floors" on adjustments to the interest rates which they bear.

         o        A subordinated class of CMOs is subordinated in right of
                  payment to one or more other classes. Such a subordinated
                  class provides some or all of the credit support for the
                  classes that are senior to it by absorbing losses on the
                  underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is
                  sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade
                  rating.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases.
The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities, except that Short Term Bond Fund will not invest such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps,
ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential,

                                       13

commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

        REITs generally can be classified as Equity REITs, Mortgage REITs and
Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage
REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can
invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

        Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

        Because the Fund may invest a substantial portion of its assets in
REITs, it also is subject to risks associated with direct investments in REITs.
Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in
REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

        Balanced Fund and the Bond Funds may invest in asset-backed securities.
Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

         The Bond Funds, other than Intermediate Government Bond Fund and U.S.
Government Mortgage Securities Fund, may invest in Collateralized Debt
Obligations ("CDOs"). Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of
CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal"
credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties,

                                       14

principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

        The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term
"municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

        MUNICIPAL BONDS. The two general classifications of municipal bonds are
"general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds.
Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

        Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity.
Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

        REFUNDED BONDS. With the exception of Nebraska Tax Free Fund, the Tax
Free Funds may not invest more than 25% of Fund assets in unrated securities.
Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free
Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

        The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

        DERIVATIVE MUNICIPAL SECURITIES. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities.
The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

                                       15

        The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free
Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

        MUNICIPAL LEASES. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

        Municipal leases and installment purchase or conditional sales contracts
(which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

        In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the
Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the
Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

        The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the
United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard &
Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the
Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

        Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index

                                       16

rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

        The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

        Bond Funds and Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

        The Bond Funds may enter into interest rate, total return and credit default swap agreements. The Bond Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

        Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.

        Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

        One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

        Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront

                                       17

or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

        Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

        The use of swap agreements by a Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

        A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

        Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

GUARANTEED INVESTMENT CONTRACTS

        Short Term Bond Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company.
The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only
GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

        Balanced Fund, Corporate Bond Fund and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations. High Income
Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's
are considered to be less than "investment grade" and are sometimes referred to as "high yield securities" or "junk bonds." Balanced Fund, Corporate Bond Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund
(which means that the Fund may invest in bonds in default).

        The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

                                       18

        Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

        In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

        Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a
Fund's use of non-investment grade debt obligations may be more dependent on the
Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

        High Income Bond Fund may invest in U.S. dollar-denominated "Brady
Bonds." These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady
Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

        If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

FLOATING RATE DEBT OBLIGATIONS

        The Bond Funds and Balanced Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London
Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

                                       19

FIXED RATE DEBT OBLIGATIONS

        The Bond Funds and Balanced Fund will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

        High Income Bond Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs").
Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

        Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

        The Equity Funds and the Bond Funds other than U.S. Government Mortgage
Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

        All of the Bond Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the
Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

TRUST PREFERRED SECURITIES

        The Bond Funds may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

                                       20

PARTICIPATION INTERESTS

        High Income Bond Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index.
Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by
Moody's, or D by Standard & Poor's.

CLOSED-END INVESTMENT COMPANIES

        The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the
Tax Free Funds and their shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

        To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the
United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All
Urban Consumers ("CPI-U").

        The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

        Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

        As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund,
California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free
Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri
Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon
Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the

                                       21

information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy.
Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

        ARIZONA. Located in the country's sunbelt, the State of Arizona (the
"State" or "Arizona") has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures,
Arizona ranks 20th in U.S. population. Important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. High tech industries include electronics, instruments, aircraft, space vehicles and communications.
The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

        The State is divided into 15 counties. Two of these counties, Maricopa
County and Pima County, are more urban in nature and account for approximately
75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa,
Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the
State's second most populous city. Arizona's population is concentrated in the
Phoenix area. Also, the state-wide population tends to fluctuate seasonally. The
State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

        Arizona was hit hard in the last recession because so many of the
State's export industries -- those that bring money into the region from outside
--are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

        The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports head to Asia, and that region is performing relatively well, economically. Further, many of Arizona's Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

        Obligations of the State or local governments may be affected by budgetary pressures affecting the State and economic conditions in the State. On
January 15, 2004, Arizona's Governor released an overview of her budget plan for
FY 2004 and 2005. The Governor proposed a $7.2 billion budget for the State's next fiscal year, a 10 percent increase over last year's budget. The Governor noted that the improving economy would increase tax collections to the point where the projected shortfall between revenue and spending would be down to $310 million. Tax collections started rebounding in mid-2003 and the Governor's budget projected a 7.3 percent boost in collections next year, the same as this year's increase from last year. With revenues short an estimated $310 million of projected expenses, the Governor proposed five "fiscal bridges" totaling $377 million to balance the budget. On May 20, 2004, the Arizona House of
Representatives approved a budget with many features backed by the Governor. The budget was signed into law by the Governor with two line item vetoes, neither of which had a FY 2005 General Fund impact. Certain municipal securities of local
Arizona governments may be obligations of issuers which rely on State aid and future cuts in State spending

                                       22

and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

        Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In
Arizona, around 88% of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10% even in robust years. With the economic rebound in the economy, General
Revenue fund collections in Arizona have increased. As of the end of April 2004, year-to-date General Revenue fund collections of $5.3 billion were a total of
9.2% above last year. Adjusting for one-time monies, year-to-date collections through April 2004 were 8.9% greater than last year.

        In April 2004, State sales tax revenues increased by 13.4% over April of last year, bringing the year-to-date growth rate up to 8.5%. The year-to-date sales tax collections were $54.9 million (2.1%) above the forecast for the year.
Corporate income tax collections for the year-to-date were 24.7% ahead of last year, and $754.5 thousand (0.2%) below forecast. Individual income tax collections were 9.1% above last year and 5.3% above forecast. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local municipalities in the State.

        The state of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by state-wide revenues. The State enters into certain lease transactions that are subject to annual review at its option.
Local governmental units in the State are also authorized to incur indebtedness.
The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

        Although the State does not issue general obligation debt, as of
September 4, 2003, Moody's and Standard and Poor's give its lease obligations A1 and AA ratings, respectively. The average credit rating among states in the U.S.
for "full faith and credit" state debt is "Aa2" as determined by Moody's and
"AA" as determined by Standard & Poor's. As of September 2003, Moody's and
Standard and Poor's placed Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. In February of
2004, Moody's reaffirmed Arizona's investment grade credit rating at "A1" but changed the outlook for the State from negative to stable. Moody's upgrade was based on several factors, including: (i) signs that the State's economy was improving, as gauged by key economic indicators; (ii) an improvement in
Arizona's fiscal picture and an unexpected increase in revenue collections over the last two fiscal years' predictions; and (iii) adequate cash balances in the
State's current and projected cash operating funds. These ratings reflect the
State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

        In 1990 the State legislature enacted a formula-based Budget
Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend"
periods. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

        Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free
Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Arizona local governments and districts are limited by Arizona law.
Arizona has two components of property taxes--primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

        Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by

                                       23

more than 10% per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1% of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2% over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2% limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

        Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona
Economic Estimates Commission. This limitation is based on the entity's actual expenditures for FY 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

        Obligations of the State or local governments may be affected by budgetary pressures affecting the State and the ability of the State to raise revenue. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State
Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation may not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of
Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

        CALIFORNIA. The economy of the State of California (the "State" or
"California"), largest among the states, is also one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the
State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. These demographic factors affect the amounts of revenue generated to pay for
California bonds.

        The State's population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total. In 1996, the California economy entered into a phase of rapid growth. Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels. Per capita income, which had been 10% above the national average in 1990, fell to only 3% in 1997, but climbed back to 5% above the national average in 1999. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

        Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other

                                       24

services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses were concentrated in the San
Francisco Bay Area, particularly in high technology industries; while economic conditions were better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002.
Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as "in a holding pattern." Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January 2003, the State
Department of Finance projected there would be only slow growth in the
California economy in 2003, with moderate growth in 2004.

        More recently, the State continues to suffer the effects of a weak economy with the combination of a mild Statewide economic recession, but with a severe downturn in the high technology sector centered in the San Francisco Bay
Area and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. In
2002, the State faced a budget "gap" of more than $23 billion, over 25% of its
General Fund revenue. By January 2003, the Governor reported that revenues were expected to be substantially below earlier projections, and estimated that a budget gap of almost $35 billion would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. In May 2003, the
Governor increased the estimate of the budget gap to $38.2 billion. To close this gap, the Governor proposed a combination of large spending cuts, transfers of program responsibility to local governments, limited fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years.

        The State began the new fiscal year on July 1, 2003 without a budget, amid strong partisan disagreement in the Legislature about the nature of spending cuts and tax increases needed to complete a budget. Elected in
California's historic recall election in October 2003, Governor Arnold
Schwarzenegger took over with a state budget deficit of close to $15 billion. In
January of 2004, Governor Schwarzenegger proposed a budget for the coming fiscal year that included a mix of cuts, borrowing and fund shifts. The Governor's plan did not contemplate raising taxes. The plan featured $4.6 billion in spending cuts mainly in education and welfare programs. The plan hinged on a $15 million bond issuance in order to refinance existing short-term debt. The bond issuance, which was approved by California voters on March 2, 2004, will be the largest municipal issue on record. In May 2004, the Governor released a revised $102.8 billion budget plan that called for less severe across-the-board spending cuts than he first proposed in January 2004. The Governor's plan did not call for any tax increases. A two-thirds vote of each house of the Legislature is required to adopt the budget.

        One sign of California's improving economy is the improving State revenues for the month of April 2004, which were $2.1 billion above budget estimates. April 2004 revenues totaled $10.4 billion, 25.5 percent higher than the $8.3 billion estimated in the Governor's January 2004 budget proposal. The largest increases came in personal income taxes, which were $1.2 billion higher than expected, and corporate taxes, which were $485 million higher than budget estimates. The April 2004 revenue increases brought overall revenues for the fiscal year ahead of the Governor's budget estimates for the first time in 2004.
Total receipts ended the month at $62.1 billion, $1.76 billion (2.9 percent)
higher than the $60.3 billion projected in the budget.

        In the future, local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments. In addition to that, local governments in California could suffer fiscally if the
State government halts payments to local governments. For example, when vehicle license fees, which go to local governments, were recently lowered, the State contributed the amount of money lost so local governments would not lose needed income. Local governments could suffer financially if the State government were to halt such payments. In addition to potential losses such as this, local governments may face other reductions in State fiscal aid for various programs.

                                       25

        The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by
Standard & Poor's. Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or Standard & Poor's. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990. In early
December of 2003, Moody's dropped the State's rating from A3 to Baa1, just three steps above junk, the level at which institutional investors typically cannot invest in the securities. The rating cut to `Baa1' from `A3' put Moody's rating on California just above Standard & Poor's Ratings Services' `BBB' rating and below the `A' rating assigned by Fitch Ratings. In May of 2004, the State's credit rating was upgraded by Moody's from Baa1 status to A3 status and the
State was assigned a positive rating outlook. The Moody's announcement was the first ratings upgrade for California in nearly four years. The rating after the upgrade is still well below the 50-state average of Aa2 due to the State's ongoing fiscal challenges. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

        In addition to California credit quality, there are a number of additional risks. Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State
Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and provided for the assumption by the
State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

        In 1986, voters approved Proposition 62, a statutory initiative which required majority voter approval of local general taxes and restated the two-thirds voter approval requirement for local special taxes. However, in response to subsequent California court decisions, which labeled the general tax vote requirement unconstitutional, cities, counties and other local governments increased or imposed new general taxes in the 1990s without voter approval.
These commonly took the form of utility user's taxes, business license fees and hotel taxes.

        To close certain loopholes in Propositions 13 and 62, in November 1996,
California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges. Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

        Another risk, which results from Article 13(A) of the California
Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by
California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

        Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

        Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in
December 1994, Orange County, California, together with its pooled investment funds, which included investment

                                       26

funds from other governments, filed for bankruptcy. Orange County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.

        California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Widely publicized difficulties in
California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of
Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

        Finally, California is subject to unique natural hazard risks.
Earthquakes can cause localized economic harm which could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water.
Wells and underground aquifers are drying up in San Diego County and Southern
California because of five years of drought, an occurrence that has had little effect upon current water supplies, but which could eventually put added strain on the region's scarcest, shrinking, resource. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
California Intermediate Tax Free Fund and California Tax Free Fund are subject.
This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

        COLORADO. The State of Colorado (the "State" or "Colorado") is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains which are flat, open and largely devoted to farming, and the
Front Range which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and
Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

        Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The
State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

        Colorado was arguably among the hardest hit during the recent national recession, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. Employment conditions deteriorated more than the national average resulting in slower personal income growth. Homebuilding and commercial construction softened amid weakening demand and rising office vacancies. The trend of increasing unemployment appears to have reversed in 2004, however. In April of 2004,
Colorado labor officials said that some 9,000 Colorado residents found jobs in
April, the first employment gain over the previous year since 2001. Colorado's unemployment rate of 5.1 percent for April 2004 is down from a year ago, when it was 6.2 percent. Despite

                                       27

a slight up-tick of 0.2 percentage points from March 2004, Colorado remained below the national unemployment average of 5.6 percent. As the national economy rebounds, the State economy is expected to follow.

        Although Colorado has no outstanding general obligation debt, Standard &
Poor's rates Colorado lease obligations AA- as of September 4, 2003. Moody's and
Fitch have no ratings for Colorado obligations. These ratings reflect the
State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

        The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the Office of State Planning and Budgeting ("OSPB") for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

        Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession.

        Like many states, the state of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of
September 11, 2001. Recently, however, the State's financial situation has improved and Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. In FY 2002-2003, the State's
General Fund ended the year with a $224.9 million reserve.

        According to the OSBP forecast dated December 18, 2003, General Fund revenues are predicted to increase 5.6 percent in FY 2003-04. The forecast contemplates an upward revision in individual and corporate income tax receipts, which were increased by $42.6 million and $88.5 million, respectively. Net individual income tax receipts are predicted by the OSBP to increase 8.8 percent in FY 2003-04 and 4.6 percent in FY 2004-05. Net corporate income tax receipts increased 26.5 percent in FY 2002-03. They are forecast to increase 2.6 percent in FY 2003-04 and to grow 9.5 percent in FY 2004-05. Corporate tax receipts are the most volatile revenue source for the State's General Fund, but comprise less than four percent of total collections. Corporate cost cutting measures undertaken over the past few years, coupled with soaring productivity increases, have improved profitability in Colorado businesses. National corporate profits are forecast to rise 17.3 percent in 2004 as the economy continues to strengthen. Sales tax revenues declined 3.0 percent in FY 2002-03 compared with
FY 2001-02. They are forecast to increase 3.9 percent in FY 2003-04. Sales tax revenues are rising, in part, because of the fiscal stimulus provided by the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 and because homeowners spent some of their equity when they refinanced their mortgages over recent months.

        The March 2004 OSBP revenue projections indicated that the FY 2003-04 budget was balanced and that FY 2003-04 revenues would exceed the statutory 4 percent reserve requirement by $41.1 million. According to the OSPB, evidence still indicates that Colorado economic activity will accelerate throughout 2004.
The March 2004 forecast for General Fund revenues was virtually unchanged from the December 2003 forecast. General Fund revenues were forecast to increase 5.5 percent in FY 2003-04 and 3.8 percent in FY 2004-05. At the end of April 2004, year-to-date General Fund revenues were nearly $60 million above the forecast, and April 2004 revenues were more than $30 million above the forecast. Corporate income tax receipts were $9 million higher than expected and nearly 30 percent above last year. Sales tax receipts were up 4 percent year-to-date through
April. April 2004 sales taxes were 16 percent above April 2003. Net individual income tax receipts were 3.5 percent higher than year-to-date FY 2002-03, signaling improvement in employment.

        The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. Unlike in many states, in Colorado, only voters can approve tax increases, making it harder to increase state and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of state and local government. TABOR limits increases in state revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers.
TABOR does

                                       28

not allow the State to raise taxes and increase spending during an economic downturn. After logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remains absent through FY 2004-05. Indeed, FY
2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. The
State does not expect the TABOR surplus to reappear until FY 2005-06, and to range between $140 million and $330 million between then and FY 2008-09.

        Adding to the problem has been voter approval in 2000 of two ballot measures -- Amendment 23 that guarantees Colorado's public schools additional funds for the next 10 years and Referendum A, which will grant senior citizens tens of millions of dollars in property tax relief.

        The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Article XX of the
Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of 3% of the annual budget. This emergency reserve fund is SPECIFICALLY FORBIDDEN for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

        Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution
enacted in 1982 the state's total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the state. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

        The state's tourism industry rebounded during 2003 after suffering through the previous year's drought and wildfires. Passenger traffic at Denver
International Airport in October 2003 was the second highest in the airport's history and 11.5 percent higher than in October 2002. If there is another U.S.
terrorist attack, Colorado's tourism industry could be crippled even more as visitors fearful of traveling stay home.

        Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the upcoming ski season the profits of ski resorts and the tourism industry as a whole could likely benefit. Hotels in Denver, mountain properties and cities such as
Colorado Springs and Grand Junction saw their overall occupancy rate improve to
51.2% from 48.2% in the first four months of 2004. The average occupancy rate for Denver-area hotels through April 2004 was 56.4%, up from 53.6% in 2003.

        Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one currently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.
According to snowpack measurements released early January 2004 by the U.S.
Department of Agriculture's Natural Resources Conservation Service, the
statewide snowpack also is above average for the first time in at least two years of lingering drought. A storm early in 2004 pushed the statewide snowpack to 108 percent of the 30-year average, according to the NRCS. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year-round. The big snow this winter eased once-intense drought worries.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

                                       29

        MINNESOTA. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

        Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the
State's economy parallels the structure of the United States economy as a whole.
There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980,
Minnesota per capita income generally has remained above the national average.
Although the State expects strong economic growth in 2004, State revenue growth typically lags economic recovery.

        The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees.
On February 27, 2004, the Minnesota Department of Finance released an Economic
Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005, total General Fund expenditures and transfers of $28.111 billion for the biennium, and a $631 million budget reserve (approximately 2.2% of projected spending) at June 30, 2005. The forecast deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve.
Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the Commissioner of Finance, with the approval of the
Governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit. The Department's April 2004
Economic Update reported that general fund revenues in February and March were
1.7% less than anticipated, but that the State had experienced substantial job growth. The Department's February 27, 2004 planning estimates showed a
"structural deficit" of $441 million for the biennium ending June 30, 2007, under then current laws. This may understate the future budget gap, because projected state revenues recognize inflation in the growth of the State tax base, but inflation, by law, generally is not included in projected state expenditures. The Minnesota Council of Economic Advisors has, for some time, urged the State to increase its budget reserve substantially to 5 percent of biennial spending.

        The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the
State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

        State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the
State's financial and economic condition will affect the creditworthiness of
Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on
State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on
Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

                                       30

        Certain Minnesota tax legislation (see "Tax Matters -- Minnesota Tax
Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of
Minnesota municipal bonds held by the Fund.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Funds are subject. This information has not been independently verified.
Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

        MISSOURI. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. Like the national economy, several economic indicators show that Missouri's economy is strong and growing.
As of April 2004, Missouri had added 29,300 jobs since July 2003, ranking it ninth in the country. The State's unemployment rate has also been below the national average for the past three years. Taxable sales increased by about 0.55 percent in the third quarter of 2003 and by more than 2 percent in the fourth quarter after nine straight quarters of declines.

        Missouri's unemployment rate was consistently below the national average during the recent recession, in most cases by a half percent or greater.
Missouri ranked in the top third of the nation in job growth during 2003.
Comparing November 2002 to November 2003 figures, employment increased by 5,000 in the state. The State gained 34,600 jobs from April 2003 to April 2004.
Missouri's seasonally adjusted unemployment rate fell from 5 percent in March
2004 to 4.7 in April 2004. Missouri's rate also was at 4.7 percent in January
2004. The next lowest rate had been a 4.8 percent rate in September 2001. The
State's April 2004 unemployment also was better than the national rate of 5.6 percent. All major industries saw gains in April 2004 except construction, which was down about 1,000 jobs for the month but still up for the year. The leisure and hospitality sector increased by 7,000 jobs, professional and business services was up 3,900 and manufacturing gained 2,500.

        Improvement in the manufacturing sector continues to contribute to
Missouri's economic recovery. Manufacturing jobs make up about 14% of Missouri employment. Missouri had lost manufacturing jobs over the last 10 months of
2003, but the State's loss of 0.5 percent ranked among the 12 best states in manufacturing employment. Manufacturing employment in the State stabilized in early 2003 at about 313,000 jobs. Because Missouri and certain municipalities have large exposure to industries like manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

        The State's dependence on manufacturing also leaves its industry vulnerable to possible cutbacks in defense spending. Over the past decade,
Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. The
State consistently ranks high in the amount of cash receipts it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies. In 2003, Missouri experienced moderate to severe shortages of precipitation. Recently, above normal precipitation over northern Missouri has helped to recharge soil moisture reserves. More soil moisture recharge over northwestern Missouri is needed to offset the drought conditions that have been affecting the region for more than two years.

        Missouri's budget is approved on an annual basis. The budget for FY 2004 began in July 2003. When Missouri's 2004 fiscal year started last July, the
Governor's budget chief assumed that the State's net general tax revenues would decline 0.7 percent compared to 2003. Based on newly revised figures in May of
2004, the budget chief said the State now expects to end its fiscal year with
5.7 percent growth in net general tax revenues.

        General revenue collections net of refunds through April 2004 increased by 4.8 percent for the year-to-date. Through April 2004, total general revenue year-to-date collections net of refunds had increased by 6.7 percent over the same period last year. For the last three months ended April 30, 2004, collections net of refunds increased 3.3 percent.

                                       31

State general revenue collections net of refunds for April 2004, increased by
2.8 percent over those for April 2003. Through April 2004, sales and use tax collections increased 5.5 percent for the year-to-date. Individual income tax collections increased 5.4 percent year-to-date, and corporate income and franchise tax collections increased 7.1 percent year-to-date. The FY 2005 budget was recently approved for the fiscal year beginning July 1, 2004.

        Fixing potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in
Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to
Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

        In November 2000, the voters of Missouri approved the creation of a
Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the
State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5% of the previous year's net general revenue collections.
Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

        Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40% of total revenues, and for municipalities, 17%. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

        There are also limitations on state and local debt issuance that may affect the ability to generate revenue on a state and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the
State is allowed to incur debt beyond its the income and revenue provided for such year plus any unencumbered balances from previous years.

        Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-1981 State revenue to calendar year 1979 State personal income (5.64%) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

        NEBRASKA. Agriculture is Nebraska's dominant occupational pursuit. The
State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat.
As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too

                                       32

quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the
U.S. dollar is most beneficial to the Nebraska economy.

        Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. While soil moisture conditions across Nebraska are improved from
2002 and early 2003, much of the state still is categorized as being in drought moderate or severe. That leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

        Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil
(discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Preliminary numbers from the state Department of Labor show the Nebraska labor force averaged 977,625 in September 2003. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last decade. In September 2003, state Department of Labor data show the Nebraska not seasonally adjusted unemployment rate was 3.6 percent. The not-seasonally-adjusted national rate for September 2003 was 5.8 percent.

        Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. A decline in
State revenues may adversely affect the obligations of these municipal security issuers. Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11,
2001. State government was forced to confront a decline of approximately $648 million in forecasted tax receipts since the adoption of the biennial budget in
2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue. The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

        Beginning in January 2003, legislators drafted a new two-year budget covering July 1, 2003, through June 30, 2005. The State ended the 2001-2003 budget biennium $60 million short of the final forecast for FY 2001-2003. This necessitated the short-term borrowing and repayment of $60 million from the Cash
Reserve Fund. On October 31, 2003, the Nebraska Economic forecasting Advisory
Board reduced revenue forecasts for the current biennium by $197.7 million,
$80.9 million in FY 2003-04 and $116.8 million in FY 2004-05. On November 20,
2003, the Legislative Fiscal Office reported a $211 million budget gap for the
2003-2005 biennium as a consequence of revisions to current bieenium forecasts of net General Fund tax receipts and State agency requests for supplemental
(deficit) appropriation. For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by
2.4 and 0.1 percent, respectively. In February of 2004, the Nebraska Economic
Forecasting Advisory Board lowered projections for FY 2003-04 by $41 million and
$63 million for FY 2004-05. Specifically, the board lowered personal income tax and sales tax projections while raising corporate income tax projections and maintaining miscellaneous tax projections at the current level. The board's forecast is $76 million below the average forecasts provided to them by the
Legislative Fiscal Office and the Nebraska Department of Revenue.

        Total gross General Fund receipts for the month of April 2004 were
$378,450,024. This was 14.5 percent above the revised projection of
$330,382,000. For the month of April, gross Sales and Use, Individual Income,
Corporate Income, and Miscellaneous taxes were above projections by 3.9, 17.9,
30.4 and 33.2 percent, respectively. For the first ten months of the fiscal year, net General Fund receipts for Sales and Use, Individual Income, Corporate
Income, and Miscellaneous taxes were above forecast by 0.2, 5.1, 8.4, and 14.7 percent, respectively.

        In his annual State of the State Address in January 2004 Governor Mike
Johanns outlined his agenda for the 2004 Legislative Session. The Governors'
proposed budget recommended no increase in taxes. The Governor proposed utilizing federal fiscal relief funds provided to Nebraska, in order to avoid the need for harsh reductions in essential government services. His proposal included a reduction of $48 million in spending during the current budget biennium and trimmed future spending plans by $194.6 million. Additionally, the
Governor guarded against overly optimistic revenue projections by planning for a
4 percent minimum operating reserve in the General Fund at the end of the
2005-2007 biennium.

                                       33

        Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 32% of the entire burden, about one-third. Income taxes, individual and corporate, combine to contribute 28.2% of the total; sales taxes constitute 25.1% of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

        OHIO. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds. As a result of this exposure, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

        Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000,
Ohio's economic output as measured by gross state product (GSP) totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio's 2000 GSP, manufacturing was responsible for
24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state with 2001 merchandise exports totaling $27 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of that total.

        One factor constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

        With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production. In 2003, improved soil moisture conditions led to improved agricultural production. Ohio's 2003 average corn yield was estimated at 156 bushels per acre, which was a new State record. That is approximately double the average corn yield from 2002 when a severe drought hit
Ohio.

        Ohio's seasonally adjusted unemployment rate was 5.6% in October 2003, down from 5.8% in September 2003, and unchanged from 5.6% in October 2002. The
U.S. seasonally adjusted unemployment for October 2003 was 6.0%. Not seasonally adjusted, the October unemployment rate was reported at 5.1% for Ohio and 5.6%
for the U.S. At that time, the Ohio Department of Job and Family Services
(ODJFS), a state agency that compiles the Ohio unemployment rate from federal data, reported Ohio's job market remains weak. The State's unemployment rate was
5.8 percent in April 2004, up from 5.7 percent in March 2004. The national rate was 5.6 percent, down from 5.7 percent

                                       34

in March 2004. The State's unemployment rate has improved in the past year, however. In April 2003, the State's unemployment rate was 6.2 percent. Since that time, the number of unemployed decreased by 28,000.

        The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2003 and ends June
30, 2005. Most State operations are financed through the general revenue fund
(GRF). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of
$52,338,000. The State also maintains a "rainy day" fund -- the Budget
Stabilization Fund (BSF) -generally funded by transfer from the Fiscal Year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenue for the preceding Fiscal Year.
Since most of Ohio's tax revenues come from volatile sources - sales and personal income taxes - the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.

        Ohio's 2003 fiscal year was the period from July 1, 2002 through June
30, 2003. In fiscal year 2003, the largest single revenue source was the individual income tax, with more than $7.4 billion distributed to the General
Fund. The sales tax was the second largest revenue source, with nearly $6.4 billion going to the General Revenue Fund. Income tax revenue increased 1.0 percent, and sales tax collections went up approximately 6.0 percent from the
2002 to 2003 fiscal years.

        The GRF appropriations bill for the Fiscal Year 2004-05 biennium
(beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and signed (with selective vetoes) by the Governor June 26. The authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual
Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for
Fiscal Year 2004. The appropriations reflect a one-percent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies.

        Receipts from tax sources to the GRF in April 2004 were $2,011 million, above the previous estimate by $205.9 million, or 11.4%. Meanwhile, GRF receipts from all sources for the month of March 2004 were $2,549.4 million, which were above the estimate by $289.5 million, or 12.8%. For the fiscal year-to-date,
July 2003 through April 2004, collections from tax sources to the GRF were above the previous estimate by $306.3 million, or 2.2%. Receipts from all revenue sources were above the estimate by $328.1 million, or 1.7%.

        Most capital improvements in Ohio are funded through the issuance of debt. A 1999 constitutional amendment provides an annual debt service "cap"
applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds.
Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the
Fiscal Year of issuance. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than
5% of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to
$750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

        State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of
Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

        Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys

                                       35

distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100% of the property tax. The problem, however, is that a shared tax base limits tax policy options of the state and local governments and blurs the connection between taxes paid and services rendered -especially true in K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

        The Ohio Constitution directs or restricts the use of certain revenues.
Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

        For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the
State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation
(commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

        Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. An Ohio trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of
State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998, $12 million for 10 districts in 1999, and $16 million for
12 districts in 2000.

        The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General
Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. There has been and is to be a use of a portion of settlement moneys to assist in addressing the
State's recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio
Tax Free Fund are subject. This information has not been independently verified.
Additionally, many factors, including national economic, social and

                                       36

environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

        OREGON. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period: from 1975 to 1980, non-farm jobs grew by 25% in Oregon versus 17% nationally. The 1980s saw continued diversification of Oregon's economy although the timber industry continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber industry losses. In the 1990s Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key
Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since
1985, job growth slipped below the national pace in 1998 and stayed there in
2001 and 2002.

        A December 2003 economic report indicated that while the State and national economy appeared to be recovering from the recent national recession, the recovery had not provided Oregon with any substantial increase in employment. For the third quarter of 2003, the initial estimate of job growth for Oregon was a drop of close to 0.8 percent. This followed a job decline of
3.4 percent at an annual rate for the second quarter. On a year-over-year (Y/Y)
basis, job growth in the third quarter of 2003 was at negative 1.4 percent. As of April 2004, while Oregon's jobless rate was still high, a Department of Labor report showed that it was no longer the worst in the nation. As of April 2004, the unemployment rate for Oregon was 6.7%. This was the lowest unemployment rate the State had seen in 33 months. But Alaska topped that with 7.1%, and South
Carolina had 6.8%. Prior to this time, Oregon had led the list in unemployment for much of the past two years.

        Oregon's employment shift of recent years has been significant. The
State's forest products sector accounted for about 10% of Oregon's gross state product 14 years ago, while electronics accounted for less than 3%. By 2000, the forest products sector accounted for roughly 3% of Oregon output, while electronics and instruments reached 15%. High-tech now accounts for about $13.2 billion in annual sales in Oregon, while forestry and wood products brings in roughly $4.1 billion. Agriculture and food processing has about $3.8 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2.4 billion.

        A report dated December 2003 from the Oregon Office of Economic Analysis
("OEA") predicted that the annual average manufacturing employment for 2003 would show a decline of 3.0 percent. The OEA predicted that the economic recovery would be very weak with job growth averaging less than 1.0 percent through 2006. Manufacturing was predicted to be flat in 2004 and grow by 0.9 percent in 2005. The OEA also predicted that wood products employment would decline 3.2 percent in 2003. As of May 2004, the OEA predicted better economic news with job growth in 2004 of about 1.5 percent on an annual basis, growing only slightly to 2.1 percent in 2005. In the computer-products category, which includes semiconductor chips, employment levels as far out as 2011 still were not expected to match the peak reached in 2001.

        The dependence on the high-tech industry led Oregon into the recent national recession, accounting for about 25% of the overall State economy compared to an average of about 12% nationally. The market recovery for semiconductors, software, and communications could be much slower than anticipated. The OEA predicts, however, that the slowdown in this sector will slowly reverse with 1.6 percent job gains in 2004. Jobs are expected to grow 2.9 percent in 2005. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

        Oregon has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry.
Rising regional energy prices forced many businesses to slow production and lay off workers. Rate hikes have been in place since October 1 of 2001. The Oregon economy was impacted by the Western energy crisis of 2001, when electricity prices skyrocketed due to failed utility deregulation in California,

                                       37

drought reductions in the Columbia River hydropower system, and the Enron collapse amid allegations it manipulated the energy market. These events resulted in imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements. Additional risks exist and others may develop in the future.
The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

        Oregon is also impacted dramatically by the economics of international trade. An extended disruption to international trade could severely impact
Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted.
Oregon's manufacturing sector has a large dependency on international markets.
If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

        The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the Governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.
The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

        The Oregon Legislative Assembly convened its 72nd regular session on
January 13, 2003 and the Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium. As part of the budget balancing process, the
Legislative Assembly passed a combination of revenue raising measures to bridge the $1.1 billion gap between tax and other revenues. Some of the most significant revenue raising measures included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 that ranges from 0 to 9% of a taxpayer's tax liability; and (2) an increase of the corporate minimum tax from
$10 to a range of $250 to $5,000 based on a corporation's Oregon sales. Citizens of Oregon filed petitions with a sufficient number of signatures with the Oregon
Secretary of State to place some of the income and corporate tax increases enacted by the Legislative Assembly on a February 3, 2004 ballot for approval.
On February 3, 2004, Oregon voters rejected temporary and permanent tax changes originally passed into law as House Bill 2152 ("Measure 30"). The defeat of
Measure 30 is effective May 1, 2004 and reduces projected expenditures for the biennium. The net impact - reduced revenues less the reduction in expenditures -
is a shortfall of $235.4 million attributable to the defeat of Measure 30.

        As of April 2004, the OEA updated its revenue forecasts from the previous December 2003 forecast. The OEA forecast for General Fund revenues received during the 2003-05 biennium was $10,084.2 million, a $44.3 million increase from December after adjusting for Measure 30`s defeat. The corporate income tax forecast is $475.3 million for the 2003-05 biennium, which is $36.3 million above the prior forecast. Stronger collections described above and increased projections for corporate profits in 2004 and 2005 are predominantly responsible for the increase. The personal income tax forecast for the current biennium, at $8.843 billion, was relatively unchanged from the December figure.
Despite the overturn of House Bill 2152, collections were still expected to increase 14.9 percent from the 2001-03 biennium.

        The income tax funds about 87% of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another 4.3% of the general fund comes from corporate taxes -- down from a 14% share in 1980, according to the OEA. Oregon's General
Fund revenues collected by the Department of Revenue totaled $165.9 million for the month of March 2004, 12.7 percent above March 2003 receipts. Through the first nine months of fiscal year 2004, General Fund revenues were up 8.8 percent compared to the prior fiscal year. Personal income tax collections for March
2004 rose 8.5 percent on a year-over-year basis. Corporate income tax revenues were up 19.5 percent from March 2003. For the fiscal year to date, corporate tax collections were up 65.3 percent. Future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the
State.

                                       38

        The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the Legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2%, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2%
kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

        During the economically prosperous years of the late `90s, the state income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues -- those exceeding 2% of budget forecasts -- in four `kicker checks' to taxpayers between 1995 and 2001. In the past, Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

        A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the
Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislature has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

        Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5% of true cash value at any one time. As of December 31, 2003, the State has not issued any of its bonds pursuant to this authorization. To date, 91 qualified districts have issued
$1,591,511,185 in guaranteed bonds, with $1,431,136,286 of that total still outstanding.

        After an approximately $2 billion decline in revenues during the
2001-2003 biennium, the Legislative Assembly authorized the issuance of Oregon
Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April
2003, the State issued approximately $430 million in Oregon Appropriation Bonds.
It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

        Obligations of the State or local governments may be affected by legislation limiting the ability of state and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot
Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General
Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90% of the 1995-1996 tax, or the 1994-1995 tax amount. For tax years following the 1997-1998 tax year, property tax increases are limited to 3% annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the state income tax, unless the voters approve replacement fees or charges.
At least 50% of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the
1997-98 assessed value of each property to 90% of its 1995-96 value.

        The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the
Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social

                                       39

and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool
Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds which may invest in commodity futures or commodity options contracts have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the
Prospectus and under the caption "Additional Information Concerning Fund
Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1.       Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations
                  implied by its name shall, in normal market conditions,
                  concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S.
                  Government, and state or municipal governments and their
                  political subdivisions are not considered members of any
                  industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority
                  having jurisdiction.*

         2.       Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3.       Purchase physical commodities or contracts relating to
                  physical commodities.

         4.       Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5.       Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of
                  portfolio securities, it may be deemed an underwriter under applicable laws.

         6.       Make loans except as permitted under the 1940 Act, as
                  interpreted or modified from time to time by any regulatory authority having jurisdiction.

                                       40

         The following restrictions are non-fundamental and may be changed by
FAIF's Board of Directors without a shareholder vote:

         None of the Funds will:

         1.       Invest more than 15% of its net assets in all forms of
                  illiquid investments.

         2.       Borrow money in an amount exceeding 10% of the borrowing
                  Fund's total assets except that High Income Bond Fund may
                  borrow up to one-third of its total assets and pledge up to
                  15% of its total assets to secure such borrowings. None of the
                  Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its
                  borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4.       Lend portfolio securities representing in excess of one-third of the value of its total assets.

-----------------------------------
* According to the present interpretation by the Securities and Exchange
Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

         The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal
Finance Companies -- Automobile. Similarly, an asset-backed security known as
"Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows:
the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks --
Automobile. Thus, an issuer or sponsor may be included in more than one
"industry" classification, as may a particular type of collateral.

                                   FUND NAMES

         With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                               PORTFOLIO TURNOVER

         The portfolio turnover rates for Balanced Fund, Large Cap Growth
Opportunities Fund, Core Bond Fund and Intermediate Term Bond Fund were significantly higher in fiscal year 2003 than in fiscal year 2002. For Balanced
Fund, this increase was primarily due to a midyear restructuring of the equity portfolio to better address the equity

                                       41

portion of the Fund's blended benchmark, the Russell 3000 Stock Index. The transition required the selling of large numbers of existing holdings and the purchasing of replacement holdings, resulting in increased portfolio turnover.
For Large Cap Growth Opportunities Fund the increase was primarily due to a change in the Fund's benchmark to the Russell 1000 Growth Index, which led to a repositioning of the Fund relative to this new benchmark. The benchmark was changed to reflect the advisor's belief that the new index was a better measure of the Fund's investment objective. The portfolio turnover rates for Core Bond
Fund and Intermediate Term Bond Fund were significantly higher due to a repositioning of the Funds' portfolios across fixed-income sectors (i.e., U.S.
government securities, mortgage- and asset-backed securities, and corporate debt obligations) in response to volatility in the bond market.

                        DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF.

INDEPENDENT DIRECTORS

----------------- ----------- ------------------------ ------------------------------ --------------------------------
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN       OTHER
NAME, ADDRESS,    POSITION(S) TERM OF OFFICE                                          FUND COMPLEX        DIRECTORSHIPS
AND YEAR OF       HELD        AND LENGTH OF            PRINCIPAL OCCUPATION(S)        OVERSEEN BY         HELD BY
BIRTH             WITH FUND   TIME SERVED              DURING PAST 5 YEARS            DIRECTOR            DIRECTOR*
----------------- ----------- ------------------------ ------------------------------ --------------------------------
Benjamin R.       Director    Term expiring earlier    Senior Financial Advisor,      First American      None
Field III,                    of death, resignation,   Bemis Company, Inc. since      Funds Complex:
800 Nicollet                  removal,                 2002; Senior Vice President,   twelve registered
Mall,                         disqualification, or     Chief Financial Officer and    investment
Minneapolis, MN               successor duly elected   Treasurer, Bemis, through      companies,
55402                         and qualified.           2002                           including 61
(1938)                        Director of FAIF since                                  portfolios
                              September 2003
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Mickey P. Foret,  Director    Term expiring earlier    Consultant to Northwest        First American      ADC
800 Nicollet                  of death, resignation,   Airlines, Inc. since 2002;     Funds Complex:      Telecommunications,
Mall,                         removal,                 Executive Vice President and   twelve registered   Inc.; URS
Minneapolis, MN               disqualification, or     Chief Financial Officer,       investment          Corporation;
55402                         successor duly elected   Northwest Airlines, through    companies,          Champion
(1945)                        and qualified.           2002                           including 61        Airlines,
                              Director of FAIF since                                  portfolios          Inc.
                              September 2003
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Roger A.          Director    Term expiring earlier    Vice President, Cargo -        First American      None
Gibson,                       of death, resignation,   United Airlines, since July    Funds Complex:
800 Nicollet                  removal,                 2001; Vice President, North    twelve registered
Mall,                         disqualification, or     America-Mountain Region for    investment
Minneapolis, MN               successor duly elected   United Airlines (1995-2001)    companies,
55402  (1946)                 and qualified.                                          including 61
                              Director of FAIF since                                  portfolios
                              October 1997
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Victoria J.       Director    Term expiring earlier    Investment consultant and      First American      None
Herget,                       of death, resignation,   non-profit board member        Funds Complex:
800 Nicollet                  removal,                 since 2001; Managing           twelve registered
Mall,                         disqualification, or     Director of Zurich Scudder     investment
Minneapolis, MN               successor duly elected   Investments through 2001       companies,
55402                         and qualified.                                          including 61
(1952)                        Director of FAIF since                                  portfolios
                              September 2003
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Leonard W.        Director    Term expiring earlier    Owner, Executive and           First American      None
Kedrowski,                    of death, resignation,   Management Consulting, Inc.,   Funds Complex:
800 Nicollet                  removal,                 a management consulting        twelve registered
Mall,                         disqualification, or     firm; Board member, GC         investment
Minneapolis, MN               successor duly elected   McGuiggan Corporation (DBA     companies,
55402                         and qualified.           Smyth Companies), a label      including 61
(1941)                        Director of FAIF since   printer; former Chief          portfolios
                              November 1993            Executive Officer, Creative
                                                       Promotions International,
                                                       LLC, a promotional award
                                                       programs and products
                                                       company, through October
                                                       2003; Advisory Board Member,
                                                       Designer Doors, a
                                                       manufacturer of designer
                                                       doors, through 2002
----------------- ----------- ------------------------ ------------------------------ --------------------------------

                                       42

----------------- ----------- ------------------------ ------------------------------ --------------------------------
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN       OTHER
NAME, ADDRESS,    POSITION(S) TERM OF OFFICE                                          FUND COMPLEX        DIRECTORSHIPS
AND YEAR OF       HELD        AND LENGTH OF            PRINCIPAL OCCUPATION(S)        OVERSEEN BY         HELD BY
BIRTH             WITH FUND   TIME SERVED              DURING PAST 5 YEARS            DIRECTOR            DIRECTOR*
----------------- ----------- ------------------------ ------------------------------ --------------------------------
Richard K.        Director    Term expiring earlier    Retired; Director, President   First American      None
Riederer,                     of death, resignation,   and Chief Executive Officer,   Funds Complex:
800 Nicollet                  removal,                 Weirton Steel through 2001     twelve registered
Mall,                         disqualification, or                                    investment
Minneapolis, MN               successor duly elected                                  companies,
55402                         and qualified.                                          including 61
(1944)                        Director of FAIF since                                  portfolios
                              August 2001
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Joseph D.         Director    Term expiring earlier    Owner and President,           First American      None
Strauss,                      of death, resignation,   Excensus(TM)LLC, a consulting    Funds Complex:
800 Nicollet                  removal,                 firm, since 2001; Owner and    twelve registered
Mall,                         disqualification, or     President, Strauss             investment
Minneapolis, MN               successor duly elected   Management Company,  a         companies,
55402                         and qualified.           Minnesota holding company      including 61
(1940)                        Director of FAIF since   for various organizational     portfolios
                              September 1991           management business
                                                       ventures; Owner, Chairman
                                                       and Chief Executive Officer,
                                                       Community Resource
                                                       Partnerships, Inc., a
                                                       strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning and
                                                       public relations
                                                       organization; attorney at law
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
Virginia L.       Chair;      Chair term three         Owner and President,           First American      None
Stringer,         Director    years.  Director term    Strategic Management           Funds Complex:
800 Nicollet                  expiring earlier of      Resources, Inc.,  a            twelve registered
Mall,                         death, resignation,      management consulting firm;    investment
Minneapolis, MN               removal,                 Executive Consultant for       companies,
55402                         disqualification, or     State Farm Insurance Company   including 61
(1944)                        successor duly elected                                  portfolios
                              and qualified. Chair
                              of FAIF's Board since
                              September 1997;
                              Director of FAIF since
                              September 1987
----------------- ----------- ------------------------ ------------------------------ --------------------------------

----------------- ----------- ------------------------ ------------------------------ --------------------------------
James M. Wade,    Director    Term expiring earlier    Owner and President, Jim       First American      None
800 Nicollet                  of death, resignation,   Wade Homes, a homebuilding     Funds Complex:
Mall,                         removal,                 company, since 1999            twelve registered
Minneapolis, MN               disqualification, or                                    investment
55402                         successor duly elected                                  companies,
(1943)                        and qualified.                                          including 61
                              Director of FAIF since                                  portfolios
                              August 2001
----------------- ----------- ------------------------ ------------------------------ --------------------------------

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

                                       43

OFFICERS

----------------------- ----------------- ----------------------------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S) HELD  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR OF BIRTH           WITH FUND         AND LENGTH OF
                                          TIME SERVED
----------------------- ----------------- ----------------------------------------------------------------------------
Thomas S. Schreier,     President         Re-elected by the    Chief Executive Officer of U.S. Bancorp Asset
Jr., U.S. Bancorp                         Board annually;      Management, Inc. since May 2001; Chief Executive
Asset Management,                         President of FAIF    Officer of First American Asset Management from
Inc.,                                     since February       December 2000 through May 2001 and of Firstar
800 Nicollet Mall,                        2001                 Investment & Research Management Company from February
Minneapolis,                                                   2001 through May 2001; Senior Managing Director and
Minnesota 55402                                                Head of Equity Research of U.S. Bancorp Piper Jaffray
(1962) *                                                       from October 1998 through December 2000; prior to
                                                               October 1988, Senior Airline Analyst and a Director in
                                                               the Research Department, Credit Suisse First Boston
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Mark S. Jordahl,        Vice President    Re-elected by the    Chief Investment Officer of U.S. Bancorp Asset
U.S. Bancorp Asset      - Investments     Board annually;      Management, Inc. since September 2001; President and
Management, Inc.                          Vice President  -    Chief Investment Officer, ING Investment Management -
800 Nicollet Mall,                        Investments of       Americas (September 2000 to June 2001); Senior Vice
Minneapolis,                              FAIF since           President and Chief Investment Officer, ReliaStar
Minnesota 55402                           September 2001       Financial Corp. (January 1998 to September 2000)
(1960) *
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Jeffery M. Wilson,      Vice President    Re-elected by the    Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset      - Administration  Board annually;      since May 2001; prior thereto, Senior Vice President
Management, Inc.                          Vice President -     of First American Asset Management
800 Nicollet Mall,                        Administration of
Minneapolis,                              FAIF since March
Minnesota 55402                           2000
(1956) *
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Joseph M. Ulrey III,    Treasurer         Re-elected by the    Senior Managing Director, Fund Treasury, since
U.S. Bancorp Asset                        Board annually;      December 2003 and Senior Managing Director, Risk
Management, Inc.                          Treasurer of FAIF    Management and Quantitative Analysis, since May 2001,
800 Nicollet Mall,                        since December 2003  U.S. Bancorp Asset Management, Inc.; from May 2001
Minneapolis,                                                   through December 2001, Senior Managing Director,
Minnesota 55402                                                Securities Lending and Money Market Funds, U.S.
(1958) *                                                       Bancorp Asset Management, Inc.; prior thereto, Senior
                                                               Managing Director, Securities Lending and Money Market
                                                               Funds, First American Asset Management
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
James D. Alt,           Secretary         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
50 South Sixth                            Board annually;      law firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1951)                    from September
                                          1998 through June
                                          2002. Secretary of FAIF since June
                                          2002.
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Michael J. Radmer,      Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis-based
50 South Sixth          Secretary         Board annually;      law firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1945)                    since March 2000;
                                          Secretary of FAIF
                                          from September
                                          1999 through March
                                          2000
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Kathleen L.             Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis-based
Prudhomme,              Secretary         Board annually;      law firm
50 South Sixth                            Assistant
Street, Suite 1500,                       Secretary of FAIF
Minneapolis,                              since September
Minnesota 55402 (1953)                    1998
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
James R. Arnold,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      March 2002; Senior Administration Services Manager,
Street,                                   Assistant            UMB Fund Services, Inc. through March 2002
Milwaukee, WI 53202                       Secretary of FAIF
(1957)                                    since September
                                          June 2003
----------------------- ----------------- ----------------------------------------------------------------------------

                                       44

----------------------- ----------------- ----------------------------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S) HELD  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR OF BIRTH           WITH FUND         AND LENGTH OF
                                          TIME SERVED
----------------------- ----------------- ----------------------------------------------------------------------------
Richard J. Ertel,       Assistant         Re-elected by the    Disclosure Counsel, U.S. Bancorp Asset Management,
U.S. Bancorp Asset      Secretary         Board annually;      Inc. since May 2003; Associate Counsel, Hartford Life
Management, Inc.,                         Assistant            and Accident Insurance Company from April 2001 through
800 Nicollet Mall,                        Secretary of FAIF    May 2003; Attorney and Law Clerk, Fortis Financial
Minneapolis, MN 55402                     since September      Group, through March 2001
(1967) *                                  June 2003
----------------------- ----------------- ----------------------------------------------------------------------------

----------------------- ----------------- ----------------------------------------------------------------------------
Douglas G. Hess,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      November 2002; prior thereto, Assistant Vice
Street, Milwaukee, WI                     Assistant            President, Fund Compliance Administrator, U.S. Bancorp
53202 (1967) *                            Secretary of FAIF    Fund Services LLC
                                          since September
                                          2001
----------------------- ----------------- ----------------------------------------------------------------------------

* Messrs. Schreier, Jordahl, Wilson, Ulrey and Ertel are each officers of U.S.
Bancorp Asset Management, Inc., which serves as investment advisor for FAIF.
Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

         There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

---------------- ------------------------------------------------ ----------------------------------------------------
                                                                                               NUMBER OF FUND COMPLEX
                               COMMITTEE FUNCTION                      COMMITTEE MEMBERS         COMMITTEE MEETINGS
                                                                                                  HELD DURING LAST
                                                                                                     FISCAL YEAR
---------------- ------------------------------------------------ ----------------------------------------------------

Audit Committee  The purposes of the Committee are (1) to          Leonard Kedrowski (Chair)             11
                 oversee the Funds' accounting and financial            Benjamin Field
                 reporting policies and practices, their                 Mickey Foret
                 internal controls and, as appropriate, the            Virginia Stringer
                 internal controls of certain service                    (ex-officio)
                 providers; (2) to oversee the quality of the
                 Funds' financial statements and the
                 independent audit thereof; (3) to assist Board
                 oversight of the Funds' compliance with legal
                 and regulatory requirements; and (4) to act as
                 a liaison between the Funds' independent
                 auditors and the full Board of Directors.  The
                 Audit Committee, together with the Board of
                 Directors, has the ultimate authority and
                 responsibility to select, evaluate and, where
                 appropriate, replace the outside auditor (or
                 to nominate the outside auditor to be proposed
                 for shareholder approval in any proxy
                 statement).
---------------- ------------------------------------------------ ----------------------------------------------------

---------------- ------------------------------------------------ ----------------------------------------------------
Pricing          The Committee is responsible for valuing           Joseph Strauss (Chair)                7
Committee        portfolio securities for which market                  Victoria Herget
                 quotations are not readily available, pursuant           James Wade
                 to procedures established by the Board of             Virginia Stringer
                 Directors.                                              (ex-officio)
---------------- ------------------------------------------------ ----------------------------------------------------

---------------- ------------------------------------------------ ----------------------------------------------------
Governance       The Committee has responsibilities relating to    Richard Riederer (Chair)               3
Committee        (1) Board and Committee composition                     Roger Gibson
                 (including, interviewing and recommending to           Victoria Herget
                 the Board nominees for election as directors;         Virginia Stringer
                 reviewing Board composition to determine the            (ex-officio)
                 appropriateness of adding individuals with different
                 backgrounds or skills; reviewing the independence of all
                 independent directors; reporting to the Board on which current and potential member of the Audit Committee qualify as Audit
                 Committee Financial Experts; recommending a successor to the
                 Board Chair when a vacancy occurs; and consulting with the
                 Board Chair on Committee assignments); (2) Committee structure and governance (including, at least annually, reviewing each
                 Committee's structure and reviewing each Committee's charter and suggesting changes thereto); (3) director education
                 (including developing an annual education calendar; monitoring independent director attendance at educational seminars and conferences; and developing and conducting orientation sessions for new independent directors); and 4) governance practices
                 (including reviewing and making recommendations regarding
                 director compensation and director expenses; monitoring
                 director investments in the Funds; monitoring compliance with director retirement policies; assisting in the Board
                 self-evaluation process; assisting in the evaluation of Board support by management, Fund counsel and counsel to the
                 independent directors; evaluating legal support provided to the
                 Funds and the directors; reviewing the Board's adherence to industry "best practices;" and reviewing and recommending
                 changes in Board governance policies, procedures and
                 practices).
---------------- ------------------------------------------------ ----------------------------------------------------

                                       45

         The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the
Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

         A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Riederer), in either case at First
American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

         o        the name, address, and business, educational, and/or other pertinent background of the person being recommended;

         o        a statement concerning whether the person is "independent"
                  within the meaning of New York Stock Exchange and American
                  Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

         o        any other information that the Funds would be required to
                  include in a proxy statement concerning the person if he or she was nominated; and

         o        the name and address of the person submitting the
                  recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

         The information in the table below discloses the dollar ranges of (i)
each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

-------------------------- -------------------------------------------------------------------------------------------
    NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY SECURITIES IN FAIF   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              THE FIRST AMERICAN FUNDS COMPLEX*
-------------------------- -------------------------------------------------------------------------------------------
Benjamin Field                                  $0                                           $0
-------------------------- -------------------------------------------------------------------------------------------
Mickey Foret                                    $0                                           $0
-------------------------- -------------------------------------------------------------------------------------------
Leonard Kedrowski                       $50,001 - $100,000                               Over $100,000
-------------------------- -------------------------------------------------------------------------------------------
Roger Gibson                               $1 - $10,000                                 $10,001-$50,000
-------------------------- -------------------------------------------------------------------------------------------
Victoria Herget                                 $0                                           $0
-------------------------- -------------------------------------------------------------------------------------------
Joseph Strauss                             $1 - $10,000                                 Over $100,000
-------------------------- -------------------------------------------------------------------------------------------
Richard Riederer                           $1 - $10,000                               $50,001-$100,000
-------------------------- -------------------------------------------------------------------------------------------
Virginia Stringer                          Over $100,000                                Over $100,000
-------------------------- -------------------------------------------------------------------------------------------
James Wade                               $10,001 - $50,000                              Over $100,000
-------------------------- -------------------------------------------------------------------------------------------

                                       46

* The dollar range disclosed is based on the value of the securities as of
December 31, 2003.

         As of December 31, 2003, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person
(other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

         The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 9, 2004. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each Fund:

         o        the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund
                  (which the Board believed are comprehensive in light of the nature of the Funds);

         o        the structure and rate of the fees charged by the Advisor
                  under the Advisory Agreement (both before and after fee
                  waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors and to the advisory fees charged by the Advisor to its non-Fund
                  investment advisory clients (with the Board believing that the
                  Funds' fees are reasonable);

         o        the historical profitability of the Advisory Agreement to the
                  Advisor with respect to the Fund, and the historical
                  profitability to the Advisor of its non-Fund investment
                  advisory relationships (with the Board believing that
                  profitability with respect to the Fund was reasonable in light of the services provided);

         o        the other benefits which may be received by the Advisor and its affiliates in providing services to the Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fees, and the revenues received by the
                  Advisor and its affiliates for providing administrative,
                  distribution, custodial, and securities lending services to the Funds);

         o        the Advisor's commitment to conduct a study of the economies of scale it realizes in providing investment advisory services to the Funds, and to present the results of this study and its recommendations concerning additional advisory fee
                  "breakpoints" to the Board of Directors;

         o        the Advisor's current and intended investments in systems and personnel to enhance its compliance function, and its
                  commitment to quantify these investments for the Board of
                  Directors;

         o        the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the
                  Funds' total fees and expenses are reasonable);

         o        the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more
                  unmanaged "benchmark" indices for the Fund;

         o        information and reports concerning the management and
                  performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

         o        an in-depth review of strategies and performance which the
                  Board performs with respect to each Fund at least annually;

         o        with respect to those Funds which had significantly
                  underperformed their peers or benchmarks on a one-year,
                  three-year, or five-year basis, the reasons for such
                  underperformance, the steps taken by the

                                       47

                  Advisor to improve the performance of such Funds, and the
                  changes in performance of such Funds; and

         o        the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

         The "similar funds managed by other investment advisors" referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

         The Board of Directors was led in its review and deliberations by James
M. Wade, a "disinterested" director of the Funds whom the Board has designated as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds. No single factor or group of factors was deemed to be determinative by the Board in making these judgments.
Although the Board placed the most weight on the Funds' performance and level of fees, it based its decisions on the totality of the information which it requested and reviewed.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF,
FAIP and the FACEF, currently pays only directors of the funds who are not paid employees or affiliates of the Funds, a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the Board attended and $2,500 per Nominating Committee or Audit Committee
meeting attended ($3,750 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000
($7,500 in the case of the Chair), and in the event of all Pricing Committee meetings and telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which
James D. Alt, Secretary, and Michael J. Radmer and Kathleen L. Prudhomme,
Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, are partners.

         The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by
FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2003. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

----------------------------------- ------------------ --------------------- ------------------------------------------
                                    AGGREGATE          PENSION OR                                 TOTAL COMPENSATION
                                    COMPENSATION       RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM REGISTRANT AND
NAME OF PERSON, POSITION            FROM               ACCRUED AS PART OF    BENEFITS UPON        FUND COMPLEX PAID TO
                                    REGISTRANT(1) FUND EXPENSES RETIREMENT   DIRECTORS(2)
----------------------------------- ------------------ --------------------- ------------------------------------------
Benjamin R. Field III, Director          $3,421               -0-                   -0-                $10,000
----------------------------------- ------------------ --------------------- ------------------------------------------
Mickey P. Foret, Director                 3,421               -0-                   -0-                 10,000
----------------------------------- ------------------ --------------------- ------------------------------------------
Roger A. Gibson, Director                40,564               -0-                   -0-                126,250
----------------------------------- ------------------ --------------------- ------------------------------------------
Victoria J. Herget, Director              3,848               -0-                   -0-                 11,250
----------------------------------- ------------------ --------------------- ------------------------------------------
Leonard W. Kedrowski, Director           47,786               -0-                   -0-                159,000
----------------------------------- ------------------ --------------------- ------------------------------------------
Richard K. Riederer, Director            50,795               -0-                   -0-                148,500
----------------------------------- ------------------ --------------------- ------------------------------------------
Joseph D. Strauss, Director              37,840               -0-                   -0-                110,625
----------------------------------- ------------------ --------------------- ------------------------------------------
Virginia L. Stringer, Director &         64,905               -0-                   -0-                189,750
Chair
----------------------------------- ------------------ --------------------- ------------------------------------------
James M. Wade, Director                  37,626               -0-                   -0-                110,000
----------------------------------- ------------------ --------------------- ------------------------------------------

                                       48

(1)    Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $18,972; and Leonard W. Kedrowski,
       $47,786.

(2)    Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson,
       $63,125; and Leonard W. Kedrowski, $159,000.

-----------------

        The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the
Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years.
The Plan will remain unfunded for federal income tax purposes under the Internal
Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.

SALES LOADS

        Purchases of the Fund's Class A Shares by the Advisor, any Sub-Advisor,
any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families
(i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

                                 CODE OF ETHICS

        First American Investment Funds, Inc., U.S. Bancorp Asset Management,
Inc., Clay Finlay Inc. and Quasar Distributors, LLC have each adopted a Code of
Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange
Commission.

                              PROXY VOTING POLICIES

GENERAL PRINCIPLES

        The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is the advisor's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the
Advisor also seeks to maximize total investment return for clients.

        The Advisor's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1)
approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

        Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of
ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth the advisor's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In

                                       49

extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

        Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration
Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor's proxy voting record keeper and generates reports on how proxies were voted.

        Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the
Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S.
Bancorp enterprise and its employees that could give rise to conflicts of interest.

        Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients'
best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, the Advisor believes the risk related to conflicts will be minimized.

        To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

        In the event an extraordinary situation arises in which (1) the
Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment
Policy Committee will direct ISS how to vote. Before doing so, however, the
Proxy Voting Administration Committee will confirm that the Advisor and the
Investment Policy Committee face no material conflicts of the nature discussed above.

        If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

         o        Obtaining instructions from the affected clients on how to vote the proxy;
         o        Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;
         o        Voting in proportion to the other shareholders;
         o        Recusing an Investment Policy Committee member from all
                  discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
         o        Following the recommendation of a different independent third party.

        In addition to all of the above, members of the Investment Policy
Committee and the Proxy Voting Administration Committee must notify the
Advisor's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor's Chief Executive Officer and the
General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the
U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

                                       50

REVIEW AND REPORTS

         On a calendar quarterly basis, the Proxy Voting Administration
Committee will review the proxy voting record to assess a number of matters, including the following:

         o        Whether proxy statements were timely forwarded to ISS;
         o        Whether proxy votes were cast on a timely basis;
         o        Whether proxy votes were cast consistent with the policies;
                  and
         o        Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

         The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

         The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First
American Funds.

         The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First
American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

         The Advisor's separately managed account clients should contact their relationship manager for more information on the Advisor's policies and the proxy voting record for their account.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o        An auditor has a financial interest in or association with the company, and is therefore not independent
o        Fees for non-audit services are excessive, or
o        There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

         Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                       31

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed
exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

                                       52

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends a vote in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a
CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by
ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o        It is intended for financing purposes with minimal or no dilution to current shareholders
o        It is not designed to preserve the voting power of an insider or significant shareholder

                                       53

9.       EXECUTIVE AND DIRECTOR COMPENSATION

         Votes with respect to compensation plans should be determined on a
CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders'
equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.
Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                       54

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

        U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall,
Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National
Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a
national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800
Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31,
2003, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $189 billion, consolidated deposits of $119 billion and shareholders' equity of $19.2 billion.

        Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the
"Advisory Agreement") as amended, the Funds engaged U.S. Bank, through its First
American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets
(before any waivers), as set forth in the table below:

NAME OF FUND                                        GROSS ADVISORY FEE

Balanced Fund(1)                                          0.65%
Equity Income Fund(1)                                     0.65
Large Cap Growth Opportunities Fund(1)                    0.65
Large Cap Select Fund(1)                                  0.65
Large Cap Value Fund(1)                                   0.65
Equity Index Fund                                         0.25
Mid Cap Index Fund                                        0.25
Small Cap Index Fund                                      0.40
Small Cap Growth Opportunities Fund                       1.40
Mid Cap Growth Opportunities Fund                         0.70
Mid Cap Value Fund                                        0.70
Small Cap Select Fund                                     0.70
Small Cap Growth Fund                                     0.70
Small Cap Value Fund                                      0.70
International Fund(2)                                     1.10
Real Estate Securities Fund                               0.70
Technology Fund                                           0.70
Corporate Bond Fund                                       0.70
Core Bond Fund                                            0.50
Intermediate Term Bond Fund                               0.50
Short Term Bond Fund                                      0.50
High Income Bond Fund                                     0.70
U.S. Government Mortgage Fund                             0.50
Arizona Tax Free Fund                                     0.50
California Intermediate Tax Free Fund                     0.50
California Tax Free Fund                                  0.50
Colorado Intermediate Tax Free Fund                       0.50
Colorado Tax Free Fund                                    0.50
Intermediate Tax Free Fund                                0.50
Minnesota Intermediate Tax Free Fund                      0.50
Minnesota Tax Free Fund                                   0.50
Missouri Tax Free Fund                                    0.50
Nebraska Tax Free Fund                                    0.50
Oregon Intermediate Tax Free Fund                         0.50
Tax Free Fund                                             0.50
Ohio Tax Free Fund                                        0.50
Short Tax Free Fund                                       0.50
Intermediate Government Bond Fund                         0.50

                                       55

-------------------------------------------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap
Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced
Fund and Equity Income Fund. The advisory fee paid separately by each of these
Funds will be based on an annual rate of 0.65% for the first $3 billion of each
Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

(2) The Advisor has agreed to a breakpoint schedule with International Fund. The advisory fee paid by this Fund will be based on an annual rate of 1.10% for the first $1.5 billion of the Fund's average daily net assets; 1.05% for average daily net assets in excess of $1.5 billion up to $2.5 billion; and 1.00% for average daily net assets in excess of $2.5 billion.

         On February 8, 2001, Firstar Investment Research & Management Co., a
Wisconsin limited liability company ("FIRMCO"), became affiliated with FAAM when its parent corporation, Firstar Corporation merged with U.S. Bancorp. On May 2,
2001, FAAM and FIRMCO combined operations to form the Advisor, and assigned to the Advisor all related advisory agreements. Prior to May 2, 2001, the Equity
Funds (except for Large Cap Growth Opportunities Fund, Mid Cap Index Fund, Small
Cap Index Fund, Small Cap Growth Opportunities Fund, Mid Cap Growth
Opportunities Fund, and Small Cap Select Fund), the Bond Funds (except U.S.
Government Mortgage Fund), and the Tax Free Funds (except Missouri Tax Free
Fund), were advised by, and paid fees to, FAAM. Prior to May 2, 2001, Mid Cap
Index Fund (successor by merger to Firstar MidCap Index Fund), Small Cap Index
Fund (successor by merger to Firstar Small Cap Index Fund), International Fund
(successor by merger to Firstar International Growth Fund), Small Cap Growth
Opportunities Fund (successor by merger to Firstar MicroCap Fund), Mid Cap
Growth Opportunities Fund (successor by merger to Firstar MidCap Core Equity
Fund), Small Cap Select Fund (successor by merger to Firstar Small Cap Core
Equity Fund), Large Cap Growth Opportunities Fund (successor by merger to
Firstar Large Cap Core Equity Fund), U.S. Government Mortgage Fund (successor by merger to Firstar U.S. Government Securities Fund), and Missouri Tax Free Fund
(successor by merger to Firstar Missouri Tax Exempt Bond Fund), were advised by, and paid fees to, FIRMCO.

         On November 27, 2000, the Firstar U.S. Government Securities Fund,
International Growth Fund, and Small Cap Select Equity Fund became the successors by merger to the Mercantile U.S. Government Securities Portfolio,
International Equity Portfolio and Small Cap Equity Portfolio, respectively. On
December 11, 2000, the Firstar Missouri Tax Exempt Bond Fund and Small Cap Index
Fund became the successors by merger to the Mercantile Missouri Tax-Exempt Bond
Portfolio and Small Cap Equity Index Portfolio, respectively. Prior to March 1,
2000, investment advisory services for the Mercantile Funds were provided by
Mississippi Valley Advisors, Inc. ("MVA"), an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc.

         On December 11, 2000, the Firstar Science & Technology Fund, Large Cap
Growth Fund, and Relative Value Fund became the successors by merger to the
Firstar Stellar Science & Technology Fund, Growth Equity Fund, and Relative
Value Fund, respectively. Prior to April 1, 2000, investment advisory services for the Firstar Stellar Funds were provided by the Capital Management Division of Firstar Bank National Association ("Capital Management"), a subsidiary of
Firstar Corporation.

         The Advisory Agreement requires the Advisor to arrange, if requested by
FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the
Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

         In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services.
Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The
Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the
Board of Directors or the investment objectives and policies of the Funds. The
Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory
Agreement by the Advisor.

                                       56

        The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a
Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may
be.

        The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years/periods ended September
30, 2001, September 30, 2002 and September 30, 2003:

                                              FISCAL YEAR/PERIOD ENDED          FISCAL YEAR/PERIOD ENDED           FISCAL YEAR/PERIOD ENDED
                                                SEPTEMBER 30, 2001(1)             SEPTEMBER 30, 2002(1)               SEPTEMBER 30, 2003

                                           ADVISORY FEE     ADVISORY FEE      ADVISORY FEE     ADVISORY FEE      ADVISORY FEE     ADVISORY FEE
                                          BEFORE WAIVERS    AFTER WAIVERS    BEFORE WAIVERS    AFTER WAIVERS     BEFORE WAIVERS    AFTER WAIVERS

Balanced Fund(2)                           $ 1,873,731      $ 1,707,103       $ 3,686,543      $ 2,614,448       $ 3,416,445      $ 2,454,307
Equity Income Fund                           2,084,988        1,626,650         4,026,339        3,561,970         8,448,582        7,812,042
Large Cap Growth Opportunities Fund          2,898,939        2,730,259         2,327,610        2,003,166         5,973,259        5,508,012
Large Cap Value Fund                         9,205,397        7,908,712         7,212,237        6,615,829         6,671,278        6,157,055
Equity Index Fund                           10,651,265        2,490,967         4,910,269        1,177,812         4,477,869        1,180,690
Mid Cap Index Fund                             448,266          379,218           580,158          351,433           551,304          347,930
Small Cap Index Fund(3)                        282,842          269,425           480,583          270,141           418,569          265,500
Mid Cap Growth Opportunities Fund            3,812,758        3,697,178         4,355,677        3,898,079         7,700,514        7,148,287
Mid Cap Value Fund                           2,361,812        2,353,406         2,382,993        2,146,251         2,154,273        1,981,575
Small Cap Select Fund(3)                     2,336,093        2,247,159         3,316,031        3,048,258         6,035,712        5,672,791
Small Cap Value Fund                         3,595,223        3,583,356         3,551,840        3,299,032         2,997,579        2,892,917
International Fund(3)                        1,688,229        1,483,313         8,353,806        7,874,122         9,391,492        8,957,868
Real Estate Securities Fund                    449,460          312,183           868,573          741,103         1,159,617        1,079,074
Technology Fund                              2,215,012        2,025,879           967,577          286,459           700,359          635,864
Corporate Bond Fund                            710,544          266,580         1,662,864        1,001,220         1,860,415        1,173,752
Core Bond Fund                               9,467,284        7,049,515         7,157,556        5,693,853         9,437,834        7,536,710
Intermediate Term Bond Fund(2)               2,339,758        1,850,869         4,843,550        3,115,790         6,656,931        4,019,966
Short Term Bond Fund                         1,268,971          269,988         2,464,218        1,470,839         4,414,974        2,667,708
High Income Bond Fund                        1,593,338        1,555,914         1,256,996        1,099,299         1,439,153        1,034,957
U.S. Government Mortgage Fund(3)             1,082,701          823,696         1,066,377          728,964         1,336,653        1,046,815
Arizona Tax Free Fund                          132,167                0           107,984                0           134,196           32,870
California Intermediate Tax Free Fund          324,629          205,184           237,524          144,952           248,532          193,967
California Tax Free Fund                       184,428                0           134,096                0           136,356           38,931
Colorado Intermediate Tax Free Fund            387,657          174,235           293,089          194,094           359,525          282,033
Colorado Tax Free Fund                         140,831                0           144,100                0           149,937           47,921
Intermediate Tax Free Fund                   2,520,600        1,895,567         2,461,757        2,024,632         3,610,455        2,853,507
Minnesota Intermediate Tax Free Fund         1,813,242        1,348,943         1,319,135        1,098,596         1,342,562        1,068,322
Minnesota Tax Free Fund                      1,073,107          719,891           930,844          678,385           964,312          754,109
Missouri Tax Free Fund(3)                      635,857          564,562           812,169          615,451           976,566          793,098
Nebraska Tax Free Fund(4)                       94,020                0           150,241                0           171,013           53,813
Oregon Intermediate Tax Free Fund            1,116,830          815,653           784,188          622,253           774,659          616,847
Tax Free Fund(3)                             2,053,898        2,053,898         2,712,360        2,291,681         2,623,654        2,075,354
Small Cap Growth Opportunities Fund          4,793,689        4,620,581         4,974,793        4,779,937         4,509,985        4,372,989
Ohio Tax Free Fund(5)                                *                *            70,418              622           197,214           61,308
Short Tax Free Fund(6)                               *                *                 *                *         1,704,608        1,020,852
Intermediate Government Bond Fund(6)                 *                *                 *                *         2,075,906        1,261,990
Large Cap Select Fund(7)                             *                *                 *                *           197,517          161,978

-----------------
*        Fund was not in operation during this fiscal year/period.

(1)      Information for the predecessor funds of Mid Cap Index Fund, Small Cap
         Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap
         Growth Opportunities Fund, Intermediate Term Bond, Balanced Fund, U.S.
         Government Mortgage Fund, Missouri Tax Free Fund, Tax Free Fund,
         International Fund, Small Cap Index Fund, and Small Cap Select Fund is
         for the fiscal period from November 1, 2000 through September 30, 2001.
         Information includes fees paid by the predecessor funds to FIRMCO, MVA, and Capital Management.
(2)      Investment advisory services prior to May 2, 2001, were provided by
         FIRMCO.
(3)      Investment advisory services prior to May 2, 2001, were provided by
         FIRMCO.
(4)      Commenced operations on February 28, 2001.

                                       57

(5)      Commenced operations on April 30, 2002.
(6)      Commenced operations on October 25, 2002.
(7)      Commenced operations on January 31, 2003.

SUB-ADVISOR FOR INTERNATIONAL FUND

        Clay Finlay is the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Sub Advisory
Agreement"), and is responsible for the investment and reinvestment of the
Fund's assets and the placement of brokerage transactions for the fund. Clay
Finlay has been retained by the Fund's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional
(Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging
Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of December 31, 2003, Clay Finlay had
$7.4 billion in assets under management.

        For its services to International Fund under the Clay Finlay
Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of
International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

        Prior to September 24, 2001, Clay Finlay was the sub-advisor to the
Firstar International Growth Fund (predecessor to the First American
International Fund) under an agreement with FIRMCO. For the services provided and expenses assumed pursuant to its sub-advisory agreement with FIRMCO, Clay
Finlay received a fee from FIRMCO, computed daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the International Growth Fund's average daily net assets, plus 0.50% of the next $50 million of average daily net assets, plus 0.25% of average daily net assets in excess of $100 million.
Clay Finlay was responsible for all expenses incurred by it in connection with its services under the sub-advisory agreement. On November 27, 2000, the Firstar
Core International Equity Fund and the predecessor Mercantile International
Equity Portfolio reorganized into the Firstar International Growth Fund. Prior to November 27, 2000, the Glenmede Trust Company served as sub-advisor to the
Firstar Core International Equity Fund.

        The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended
September 30, 2001, September 30, 2002 and September 30, 2003:

                                  FISCAL PERIOD FROM                  FISCAL YEAR ENDED                  FISCAL YEAR ENDED
                        NOVEMBER 1, 2000 TO SEPTEMBER 30, 2001       SEPTEMBER 30, 2002                 SEPTEMBER 30, 2003

                            ADVISORY FEE     ADVISORY FEE      ADVISORY FEE     ADVISORY FEE        ADVISORY FEE     ADVISORY FEE
                           BEFORE WAIVERS    AFTER WAIVERS    BEFORE WAIVERS    AFTER WAIVERS       BEFORE WAIVERS    AFTER WAIVERS

International Fund(1)        $3,129,697       $3,129,697        $1,506,135       $1,506,135           $1,601,819       $1,601,819

-----------------
(1)    On September 24, 2001, the International Fund merged with the Firstar
       International Growth Fund. Historical information presented is for the
       Firstar International Growth Fund.

ADMINISTRATOR

        U.S. Bancorp Asset Management and U.S. Bancorp Fund Services, LLC
("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the
"Administrators"), serve as co-Administrators pursuant to a Co-Administration
Agreement between the Administrators and the Funds, dated as of October 1, 2001
("Co-Administration Agreement"). USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, USBFS also serves as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to

                                       58

$8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and
0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF,
FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

        Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds. The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and
Individual Retirement Account fees of $15 per account.

        Prior to February 8, 2001, USBFS served as the administrator to the predecessor funds of Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth
Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund,
Large Cap Growth Opportunities Fund, U.S. Government Mortgage Fund, Missouri Tax
Free Fund, Tax Free Fund, International Fund, Intermediate Term Bond Fund, and
Balanced Fund. The predecessor funds paid a fee to USBFS for its administrative services. This fee was computed daily and payable monthly at the annual rate of
0.125% of the funds' first $2 billion of average aggregate daily net assets, plus 0.10% of the Fund's average aggregate daily net assets in excess of $2 billion. From January 1, 2000 to December 11, 2000, BISYS Fund Services Ohio,
Inc. and USBFS served as co-administrators of the predecessor funds of U.S.
Government Mortgage Fund, Missouri Tax Free Fund, International Fund, Small Cap
Index Fund, and Small Cap Select Fund.

                                       59

        The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to U.S.
Bank, USBFS, and BISYS, as applicable, for the fiscal years/periods ended
September 30, 2001, September 30, 2002 and September 30, 2003:

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED      FISCAL YEAR ENDED
                                           SEPTEMBER 30, 2001(1)       SEPTEMBER 30, 2002        SEPTEMBER 30, 2003

Balanced Fund                                 $   381,766                 $ 1,232,259                  $ 1,420,901
Equity Income Fund                                324,272                   1,356,814                    3,511,977
Equity Index Fund                               1,657,529                   4,265,306                    4,840,790
Large Cap Value Fund                            1,431,250                   2,412,710                    2,775,381
Mid Cap Value Fund                                367,155                     740,389                      831,906
Small Cap Value Fund                              559,760                   1,103,243                    1,157,389
Small Cap Index Fund                               95,638                     261,907                      282,678
International Fund                                294,554                   1,651,068                    2,308,587
Real Estate Securities Fund                        69,887                     270,719                      447,708
Technology Fund                                   344,195                     300,039                      270,356
Corporate Bond Fund                               110,393                     517,372                      718,101
Core Bond Fund                                  1,472,204                   3,114,118                    5,092,255
Intermediate Term Bond Fund                       676,915                   2,110,529                    3,599,126
Short Term Bond Fund                              196,546                   1,076,495                    2,385,607
High Income Bond Fund                             247,743                     390,721                      554,786
Arizona Tax Free Fund                              20,661                      47,084                       72,574
California Intermediate Tax Free Fund              50,465                     103,475                      134,392
California Tax Free Fund                           28,669                      58,377                       73,717
Colorado Intermediate Tax Free Fund                69,273                     127,727                      194,354
Colorado Tax Free Fund                             21,650                      62,854                       81,109
Intermediate Tax Free Fund                        391,669                   1,072,427                    1,952,321
Minnesota Intermediate Tax Free Fund              283,836                     574,482                      725,970
Minnesota Tax Free Fund                           167,679                     405,801                      521,448
Nebraska Tax Free Fund(2)                          14,641                      65,496                       92,461
Oregon Intermediate Tax Free Fund                 174,504                     341,378                      418,972
Tax Free Fund                                     525,717                   1,181,790                    1,418,838
Small Cap Growth Opportunities Fund               447,031                     772,159                      870,572
Mid Cap Growth Opportunities Fund                 655,029                   1,354,549                    2,970,773
U.S. Government Mortgage Fund                     293,722                     464,629                      722,444
Mid Cap Index Fund                                267,000                     505,256                      596,317
Small Cap Select Fund                             408,198                   1,032,427                    2,326,747
Large Cap Growth Opportunities Fund               516,311                     778,102                    2,478,451
Missouri Tax Free Fund                            224,447                     353,802                      527,865
Ohio Tax Free Fund(3)                                   *                      31,267                      106,636
Short Tax Free Fund(4)                                  *                           *                      920,954
Intermediate Government Bond Fund(4)                    *                           *                    1,122,971
Large Cap Select Fund(5)                                *                           *                       82,202

-----------------------------------------
*        Fund was not in operation during this fiscal year/period.

(1)      Information for the predecessor funds of Mid Cap Index Fund, Small Cap
         Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Large Cap
         Growth Opportunities Fund, Core Bond Fund, Intermediate Term Bond,
         Balanced Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund,
         Tax Free Fund, International Fund, Small Cap Index Fund, and Small Cap
         Select Fund is for the fiscal period from November 1, 2000 through
         September 30, 2001.
(2)      Commenced operations on August 30, 2001.
(3)      Commenced operations on April 30, 2002.
(4)      Commenced operations on October 25, 2002.
(5)      Commenced operations on January 31, 2003.

DISTRIBUTOR

         Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to October 1, 2001 SEI Investments Distribution Co.
served as the distributor for the Funds. Prior to September 24, 2001, Quasar
served as the distributor for the predecessor funds of Balanced Fund, Large Cap
Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap
Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select
Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund, U.S.
Government Mortgage Fund, Missouri Tax Free Fund and Tax

                                       60

Free Fund. Prior to December 11, 2000, BISYS Fund Services Limited Partnership
("BISYS"), served as the distributor for the predecessor funds of Small Cap
Index Fund, Small Cap Select Fund, International Fund, U.S. Government Mortgage
Fund, Missouri Tax Free Fund and Tax Free Fund.

        The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and
Service Agreement dated October 1, 2001 between itself and the Funds, as distributor for the Class C Shares pursuant to a Distribution and Service
Agreement dated October 1, 2001 between itself and the Funds, and as distributor for the Class R Shares pursuant to a Distribution Agreement dated June 30, 2004 between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

        Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

        Under the Distribution Agreements, the Funds have granted to the
Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the
Distribution Agreements to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating
Institutions") which enter into sales agreements with the Distributor. U.S.
Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the
Advisor, and U.S. Bank, are Participating Institutions. Participating
Institutions that enter into sales agreements with the Funds' Distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund, Mid Cap Index Fund, and Small Cap Index
Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

        The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares.
The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class
A Shares each Fund for that month.

        The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares.
The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares.
The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

        The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares.
The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The
Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

        The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R
Shares.

        The Distributor receives no compensation for distribution of the Class Y
Shares.

                                       61

        The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those
Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1
Plans of Distribution or in any agreement related to such plans.

        The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the principal underwriter (Quasar, SEI Investments Distribution Co. or BISYS, as
applicable), during the fiscal years/periods ended September 30, 2001, September
30, 2002 and September 30, 2003:

                                                              TOTAL UNDERWRITING COMMISSIONS

                                       FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                         SEPTEMBER 30, 2001(1)      SEPTEMBER 30, 2002         SEPTEMBER 30, 2003

Balanced Fund                              $   91,334                  $  153,517                  $  123,080
Equity Income Fund                             89,047                     199,267                     308,773
Large Cap Growth Opportunities Fund            10,187                      99,397                      91,912
Large Cap Value Fund                          104,371                      83,472                     130,851
Equity Index Fund                             291,755                     251,691                     281,966
Mid Cap Index Fund                              1,642                      41,014                      33,680
Small Cap Index Fund                              419                      42,844                      23,013
Small Cap Growth Opportunities Fund            22,628                      29,371                     141,980
Mid Cap Growth Opportunities Fund              12,497                     182,760                     135,624
Mid Cap Value Fund                             56,884                      47,693                      46,608
Small Cap Select Fund                           3,942                     296,526                     139,593
Small Cap Value Fund                           63,936                     165,821                      75,020
International Fund                            136,186                      46,858                      86,502
Real Estate Securities Fund                    12,208                      44,300                      10,890
Technology Fund                               176,189                      79,566                      46,905
Corporate Bond Fund                            65,982                      24,545                      81,539
Core Bond Fund                                303,305                     329,845                     294,282
Intermediate Term Bond Fund                   111,830                      57,428                      81,492
Short Term Bond Fund                           72,768                     245,630                     440,796
High Income Bond Fund                           4,626                      32,268                     147,849
U.S. Government Mortgage Fund                       2                     182,645                     471,259
Arizona Tax Free Fund                             213                       1,287                      16,483
California Intermediate Tax Free Fund          13,543                      16,363                      31,935
California Tax Free Fund                       83,519                       9,686                      41,548
Colorado Intermediate Tax Free Fund            23,552                      81,614                     159,037
Colorado Tax Free Fund                         59,822                      58,958                      47,641
Intermediate Tax Free Fund                     10,023                      45,124                     103,049
Minnesota Intermediate Tax Free Fund           14,024                      46,309                     155,605
Minnesota Tax Free Fund                        99,951                      80,179                     186,197
Missouri Tax Free Fund                            704                     101,805                     131,125
Nebraska Tax Free Fund(2)                           0                       3,625                      14,711
Oregon Intermediate Tax Free Fund               3,034                      19,377                      40,551
Tax Free Fund                                  71,297                      46,352                      64,205
Ohio Tax Free Fund(3)                               *                      15,416                      14,335
Short Tax Free Fund(4)                              *                           *                      39,802
Intermediate Government Bond Fund(4)                *                           *                      59,670
Large Cap Select Fund(5)                            *                           *                       8,018

------------------------------------------------------
*        Fund was not in operation during this fiscal year/period.

(1)      Information for the predecessor funds of Balanced Fund, Large Cap
         Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund,
         Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund,
         Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate
         Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund
         and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.
(2)      Commenced operations on February 28, 2001.
(3)      Commenced operations on April 30, 2002.
(4)      Commenced operations on October 25, 2002.
(5)      Commenced operations on January 31, 2003.

                                       62

                                           UNDERWRITING COMMISSIONS RETAINED BY THE APPLICABLE UNDERWRITER

                                     FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED FISCAL YEAR/PERIOD ENDED
                                       SEPTEMBER 30, 2001(1)      SEPTEMBER 30, 2002       SEPTEMBER 30, 2003

Balanced Fund                               $       0                     $20,023                 $ 13,006
Equity Income Fund                              7,674                      22,650                   27,332
Large Cap Growth Opportunities Fund                 0                      10,263                    8,488
Large Cap Value Fund                            8,980                       9,073                   68,525
Equity Index Fund                              25,144                      27,651                   26,534
Mid Cap Index Fund                                  0                       3,849                    2,314
Small Cap Index Fund                                0                       1,631                    1,414
Small Cap Growth Opportunities Fund                 0                       5,438                   14,651
Mid Cap Growth Opportunities Fund                   0                      20,851                   14,413
Mid Cap Value Fund                              4,898                       5,997                    4,916
Small Cap Select Fund                               0                      25,722                   12,424
Small Cap Value Fund                            6,039                      12,094                    7,663
International Fund                                  0                       6,251                    6,099
Real Estate Securities Fund                       980                       4,510                       20
Technology Fund                                15,184                       4,305                    4,627
Corporate Bond Fund                             5,715                       2,573                    2,344
Core Bond Fund                                 26,124                      31,258                   15,657
Intermediate Term Bond Fund                         0                       8,891                   10,434
Short Term Bond Fund                            6,368                      30,699                   17,820
High Income Bond Fund                             327                       2,514                    6,206
U.S. Government Mortgage Fund                       0                      11,806                   25,212
Arizona Tax Free Fund                               0                          87                      930
California Intermediate Tax Free Fund           1,143                       2,409                    4,136
California Tax Free Fund                        7,184                         617                    2,071
Colorado Intermediate Tax Free Fund             1,959                      11,496                      250
Colorado Tax Free Fund                          5,225                       2,895                    2,377
Intermediate Tax Free Fund                        816                       8,415                    2,100
Minnesota Intermediate Tax Free Fund            1,143                       9,094                   12,369
Minnesota Tax Free Fund(2)                      8,653                       4,438                   11,086
Missouri Tax Free Fund                              0                      25,162                   12,751
Nebraska Tax Free Fund                              0                         256                    1,090
Oregon Intermediate Tax Free Fund                 327                       2,470                    6,962
Tax Free Fund                                       0                       3,140                    4,711
Ohio Tax Free Fund(3)                               *                         970                      889
Short Tax Free Fund(4)                              *                           *                    4,528
Intermediate Government Bond Fund(4)                *                           *                    6,198
Large Cap Select Fund(5)                            *                           *                      790

------------------------------------------------------
*        Fund was not in operation during this fiscal year/period.

(1)      Information for the predecessor funds of Balanced Fund, Large Cap Core
         Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth
         Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select
         Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund,
         U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund
         is for the fiscal period from November 1, 2000 through September 30,
         2001.
(2)      Commenced operations on April 30, 2002.
(3)      Commenced operations on October 25, 2002.
(4)      Commenced operations on January 31, 2003.

       The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year:

                                         NET UNDERWRITING     COMPENSATION ON     BROKERAGE        OTHER
                                           DISCOUNTS AND      REDEMPTIONS AND    COMMISSIONS   COMPENSATION*
                                            COMMISSIONS         REPURCHASES

Balanced Fund                             $    13,006      $       70,127            --              --
Equity Income Fund                             27,332              70,547            --              --
Large Cap Growth Opportunities Fund             8,488              45,295            --              --
Large Cap Value Fund                           68,525              51,032            --              --
Equity Index Fund                              26,534             139,685            --              --
Mid Cap Index Fund                              2,314               2,658            --              --
Small Cap Index Fund                            1,414               2,153            --              --
Small Cap Growth Opportunities Fund            14,651               8,283            --              --
Mid Cap Growth Opportunities Fund              14,413              23,111            --              --

                                       63

Mid Cap Value Fund                              4,916              18,362            --              --
Small Cap Select Fund                          12,424              25,931            --              --
Small Cap Value Fund                            7,663              16,382            --              --
International Fund                              6,099              34,994            --              --
Real Estate Securities Fund                        20              28,122            --              --
Technology Fund                                 4,627              26,948            --              --
Corporate Bond Fund                             2,344              79,914            --              --
Core Bond Fund                                 15,657             120,369            --              --
Intermediate Term Bond Fund                    10,434               2,500            --              --
Short Term Bond Fund                           17,820              72,451            --              --
High Income Bond Fund                           6,206              39,529            --              --
U.S. Government Mortgage Fund                  25,212              43,245            --              --
Arizona Tax Free Fund                             930                  --            --              --
California Intermediate Tax Free Fund           4,136                  --            --              --
California Tax Free Fund                        2,071                  79            --              --
Colorado Intermediate Tax Free Fund               250                  --            --              --
Colorado Tax Free Fund                          2,377               6,954            --              --
Intermediate Tax Free Fund                      2,100              21,000            --              --
Minnesota Intermediate Tax Free Fund           12,369                  --            --              --
Minnesota Tax Free Fund                        11,086               9,014            --              --
Missouri Tax Free Fund                         12,751                  20            --              --
Nebraska Tax Free Fund                          1,090                 191            --              --
Oregon Intermediate Tax Free Fund               6,962                  --            --              --
Tax Free Fund                                   4,711                 514            --              --
Ohio Tax Free Fund                                889                  --            --              --
Short Tax Free Fund                             4,528                  --            --              --
Intermediate Government Bond Fund               6,198              10,031            --              --
Large Cap Select Fund                             790                  68            --              --

---------------------------------------------------
*      As disclosed below, the Funds also paid fees to the Distributor under
       FAIF's Rule 12b-1 Plans and under the Shareholder Service Plan and
       Agreement between FAIF and the Distributor. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Funds' Co-Administration Agreement.

       FAIF has entered into a Shareholder Service Plan and Agreement with U.S.
Bancorp Asset Management, under which U.S. Bancorp Asset Management has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class R Shares. U.S.
Bancorp Asset Management has agreed that the services provided pursuant to the
Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class R Shares. Pursuant to the Shareholder Service Plan
and Agreement, the Funds have agreed to pay U.S. Bancorp Asset Management a fee at an annual rate of 0.15% of the average net asset value of the Class R Shares, computed daily and paid monthly. U.S. Bancorp Asset Management is to pay any shareholder service providers with which it enters into written agreements out of this amount. U.S. Bancorp Asset Management is currently waiving the payment of all fees under the Shareholder Service Plan and Agreement. This waiver may be discontinued at any time.

       Prior to the date of this Statement of Additional Information, the Class
R Shares were designated Class S Shares. FAIF had entered into a Shareholder
Service Plan and Agreement with the Distributor with respect to the Class S
Shares (the "Class S Shareholder Service Plan and Agreement"), under which the
Distributor had agreed to provide FAIF, or enter into written agreements with other service providers pursuant to which the service providers would provide
FAIF, one or more specified shareholder services to beneficial owners of Class S
Shares. Pursuant to the Class S Shareholder Service Plan and Agreement, the
Funds paid the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The
Distributor paid shareholder service providers with which it had entered into written agreements out of this amount.

       The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S Shares of the Funds listed below for the fiscal years/periods ended September 30, 2001, September 30, 2002 and September 30,
2003:

                                       64

                                                                           CLASS S SHARE
                                                                    SHAREHOLDER SERVICING FEES

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                                           SEPTEMBER 30, 2001(1)       SEPTEMBER 30, 2002         SEPTEMBER 30, 2003

Balanced Fund                                   $ 86,447                    $104,964                   $70,381
Equity Income Fund                                    19                      40,641                    54,544
Large Cap Growth Opportunities Fund                7,514                       5,916                    26,285
Large Cap Select Fund                                  0                           0                         2
Large Cap Value Fund                                   0                      28,018                    63,661
Equity Index Fund                                  2,163                     116,270                   120,475
Mid Cap Index Fund                                 4,268                      10,258                     9,806
Small Cap Index Fund                              86,025                      40,911                    13,244
Small Cap Growth Opportunities Fund                1,567                       6,334                     6,860
Mid Cap Growth Opportunities Fund                    939                      13,875                    23,661
Mid Cap Value Fund                                     0                         237                     1,553
Small Cap Select Fund                              9,646                      18,301                    25,346
Small Cap Value Fund                                   0                         755                     2,546
International Fund                                27,904                      31,015                    20,609
Real Estate Securities Fund                            0                       2,365                     4,477
Technology Fund                                        0                       2,197                     7,691
Corporate Bond Fund                                  140                       9,574                     8,264
Core Bond Fund                                     1,455                      81,115                    93,852
Intermediate Term Bond Fund                          575                       4,821                    17,536
Short Term Bond Fund                                  21                       2.265                    11,520
High Income Bond Fund                                  0                          20                       945
U.S. Government Mortgage Fund                     18,665                      53,859                    53,650
Arizona Tax Free Fund                                  *                           *                         *
California Intermediate Tax Free Fund                  *                           *                         *
California Tax Free Fund                               *                           *                         *
Colorado Intermediate Tax Free Fund                    *                           *                         *
Colorado Tax Free Fund                                 *                           *                         *
Intermediate Tax Free Fund                             *                           *                         *
Minnesota Intermediate Tax Free Fund                   *                           *                         *
Minnesota Tax Free Fund                                *                           *                         *
Missouri Tax Free Fund                                 *                           *                         *
Nebraska Tax Free Fund                                 *                           *                         *
Oregon Intermediate Tax Free Fund                      *                           *                         *
Tax Free Fund                                          *                           *                         *
Ohio Tax Free Fund                                     *                           *                         *
Short Tax Free Fund                                    *                           *                         *
Intermediate Government Bond Fund                      *                           *                         *

---------------------------------------------------
*      Fund did not offer share class during time period indicated.

(1)    Information for the predecessor funds of Small Cap Index Fund, Small Cap
       Select Fund, International Fund and U.S. Government Mortgage Fund is for
       the fiscal period from November 1, 2000 through September 30, 2001.

       FAIF has also adopted Plans of Distribution with respect to the Class A,
Class B, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. Each of the Plans is a "compensation-type" plan under which the
Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the
Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A,
Class B, Class C and

                                       65

Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

        The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years/periods ended September 30,
2001, September 30, 2002 and September 30, 2003 with respect to the Class A
Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares. In addition, no distribution fees were paid with respect to the Class R Shares of the Funds (formerly designated
Class S Shares) prior to the date of this Statement of Additional Information.

                                               FISCAL YEAR/PERIOD ENDED              FISCAL YEAR/PERIOD ENDED               FISCAL YEAR/PERIOD ENDED
                                                  SEPTEMBER 30, 2001                    SEPTEMBER 30, 2002                     SEPTEMBER 30, 2003
                                                  RULE 12b-1 FEES(1)                     RULE 12b-1 FEES                        RULE 12b-1 FEES

                                          CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                           SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES

Balanced Fund                           $        0   $   40,876   $        0   $  306,627   $  452,039     $ 24,980   $  245,779   $  342,355   $   66,997
Equity Income Fund                          57,005      109,340       42,616      185,807      165,837      113,462      339,222      199,270      171,304
Large Cap Growth Opportunities Fund              0       22,108            0       83,024       33,650        4,629      152,044      226,952       93,522
Large Cap Value Fund                       305,933      467,203       93,181      245,359      405,857      104,859      218,615      329,298       73,422
Equity Index Fund                          298,231    1,050,073      343,013      473,121      939,002      296,364      375,990      701,602      295,573
Mid Cap Index Fund                               0        8,688            0        9,750       15,693        4,281       10,466       18,214       12,463
Small Cap Index Fund                            39          340            0        4,200        3,269        2,267        6,282        6,391        7,736
Small Cap Growth Opportunities Fund              0       18,662            0      151,442       50,204        1,510      143,887       46,209        5,439
Mid Cap Growth Opportunities Fund                0       11,988            0      226,814       39,960        4,276      288,678       66,290       97,118
Mid Cap Value Fund                          37,148       94,531       24,357       37,692      126,395       37,267       36,471      100,535       30,457
Small Cap Select Fund                        1,966       13,570            0       76,620       37,478       15,093      128,855       81,198       74,765
Small Cap Value Fund                        93,532      108,104       29,066       82,916      142,212       54,918       70,724      119,191       42,014
International Fund                             760        7,889            *      139,377      101,485      157,741      100,230       73,068      106,673
Real Estate Securities Fund                  5,517       18,133        2,640       22,339       21,252        3,970       59,836       27,764       19,026
Technology Fund                            181,168      327,294      194,798       84,057      186,321       96,995       60,889      141,441       63,098
Corporate Bond Fund                          4,755       12,733       20,776       23,889      210,514       51,713       27,316      161,264       54,232
Core Bond Fund                             280,209      124,064       26,451      292,472      155,362       94,051      406,640      238,416      123,101
Intermediate Term Bond Fund                      0        2,334            *       94,127            *            *      108,550            *            *
Short Term Bond Fund                       124,540            *            *      212,038            *            *      250,904            *            *
High Income Bond Fund                       52,634       17,773       20,164       47,343       35,519       54,670       82,674       62,912      134,551
U.S. Government Mortgage Fund                  771       10,960            *       27,609       33,750       13,016       55,086       96,760      136,066
Arizona Tax Free Fund                       35,635            *        4,399       29,420            *       17,283       34,653            *       16,220
California Intermediate Tax Free Fund            0            *            *        6,396            *            *        6,756            *            *
California Tax Free Fund                    45,467            *        1,966       41,722            *        4,866       29,724            *        7,124
Colorado Intermediate Tax Free Fund              0            *            *       17,839            *            *       33,747            *            *
Colorado Tax Free Fund                      42,347            *        4,866       50,626            *       16,208       40,827            *       27,458
Intermediate Tax Free Fund                       0            *            *       36,664            *            *       47,919            *            *
Minnesota Intermediate Tax Free Fund             0            *            *       23,417            *            *       39,578            *            *
Minnesota Tax Free Fund                    256,263            *       22,713      313,653            *       60,878      324,438            *       80,502
Missouri Tax Free Fund                       2,813       12,175            *       58,180            *           19       69,217            *        1,571
Nebraska Tax Free Fund(2)                    6,301            *          291       12,891            *        3,800       11,418            *        8,129
Oregon Intermediate Tax Free Fund                0            *            *       10,113            *            *       11,992            *            *
Tax Free Fund                                  216        3,077            0      118,876            *       35,135      107,845            *       39,500
Ohio Tax Free Fund(3)                            *            *            *          217            *            3        1,354            *          802
Short Tax Free Fund(4)                           *            *            *            *            *            *        2,957            *            *
Intermediate Government Bond Fund(4)             *            *            *            *            *            *        2,396            *            *
Large Cap Select Fund(5)                         *            *            *            *            *            *          147          277           92

---------------------------------------------------
*        Fund or class was not in operation during this fiscal year/period.

(1)      Information for the predecessor funds of Balanced Fund, Large Cap Core
         Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth
         Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select
         Fund, International Fund, Core Bond Fund, Intermediate Term Bond Fund,
         U.S. Government Mortgage Fund, Missouri Tax Free Fund and Tax Free Fund
         is for the fiscal period from November 1, 2000 through September 30,
         2001.
(2)      Commenced operations on February 8, 2001.
(3)      Commenced operations on April 30, 2002.
(4)      Commenced operations on October 25, 2002.
(5)      Commenced operations on January 31, 2003.

                                       66

        The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal year/period ended September 30,
2003 with respect to the Class A shares, Class B shares and Class C shares of the Funds.

                                                      FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2003

                                        CLASS A SHARES             CLASS B SHARES               CLASS C SHARES

Balanced Fund                                $233,258                    $78,087                      $57,576
Equity Income Fund                            315,076                     44,698                      126,876
Large Cap Growth Opportunities Fund           139,831                     52,970                       57,769
Large Cap Value Fund                          187,685                     73,413                       35,010
Equity Index Fund                             315,125                    130,169                      158,326
Mid Cap Index Fund                              9,613                      4,085                        8,981
Small Cap Index Fund                            5,675                      1,344                        6,137
Small Cap Growth Opportunities Fund            80,677                      7,600                        5,029
Mid Cap Growth Opportunities Fund             268,823                     15,158                       84,467
Mid Cap Value Fund                             28,331                     21,549                       12,718
Small Cap Select Fund                         117,137                     17,509                       56,274
Small Cap Value Fund                           60,374                     25,163                       22,918
International Fund                             74,405                     14,895                       43,698
Real Estate Securities Fund                    13,413                      4,014                       16,899
Technology Fund                                74,405                     25,262                       27,022
Corporate Bond Fund                            25,592                     38,163                       28,420
Core Bond Fund                                282,927                     50,105                       92,382
Intermediate Term Bond Fund                    72,268                          *                            *
Short Term Bond Fund                          178,340                          *                            *
High Income Bond Fund                          47,397                     11,911                       94,562
U.S. Government Mortgage Fund                  53,095                     17,428                      134,134
Arizona Tax Free Fund                          32,304                          *                        6,749
California Intermediate Tax Free Fund           6,081                          *                            *
California Tax Free Fund                       26,055                          *                        6,621
Colorado Intermediate Tax Free Fund            29,477                          *                            *
Colorado Tax Free Fund                         35,177                          *                       18,076
Intermediate Tax Free Fund                     37,861                          *                            *
Minnesota Intermediate Tax Free Fund           33,651                          *                            *
Minnesota Tax Free Fund                       265,499                          *                       42,180
Missouri Tax Free Fund                         58,422                          *                        1,567
Nebraska Tax Free Fund                          6,823                          *                        5,697
Oregon Intermediate Tax Free Fund              10,426                          *                            *
Tax Free Fund                                  94,966                          *                       16,596
Ohio Tax Free Fund                              1,354                          *                          809
Short Tax Free Fund                             2,705                          *                            *
Intermediate Government Bond Fund               2,321                          *                            *
Large Cap Select Fund                            145                           8                          112

--------------------------------------------------
*        Fund or class was not in operation during this fiscal year/period.

CUSTODIAN AND AUDITORS

        CUSTODIAN. The custodian of the Funds' assets is U.S. Bank (the
"Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a
subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the
Funds and all cash are held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The
Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

        As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01%. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the
Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of
FAIF.

                                       67

        AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis,
Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

        Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of
International Fund, its subadvisor (the "Subadvisor").

        In selecting a broker-dealer to execute securities transactions, the
Advisor and each Subadvisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. However, in the case of the
Advisor, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up").
The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor or Subadvisor by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor and Subadvisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Subadvisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Subadvisor with respect to the Funds.

        The types of brokerage services the Advisor or Subadvisor receive from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package.
The types of research services the Advisor or Subadvisor receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decisionmaking process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor or Subadvisor by, or through, broker-dealers.

        The research products and services the Advisor or Subadvisor receive from broker-dealers are supplemental to, and do not necessarily reduce, the
Advisor's or Subadvisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor or Subadvisor to generate all of the information presently provided by broker-dealers. The expenses of the
Advisor or Subadvisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor or Subadvisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Subadvisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

        As a general matter, the brokerage and research products and services the Advisor and Subadvisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

        In some cases, the Advisor and Subadvisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor or respective Subadvisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such

                                       68

portion from its own funds. In such circumstance, the Advisor or Subadvisor has a conflict of interest in making such decisions. Subject to their best price and execution responsibilities, the Advisor and Subadvisor may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

        The Advisor effects equity securities transactions on behalf of the
Funds through its trading desks in Minneapolis and Milwaukee. Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid. The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently. One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

        Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers.
Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

        It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions.
There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

        Foreign equity securities may be held in the form of American Depositary
Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

        The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the
Advisor, Subadvisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

        When two or more clients of the Advisor or Clay Finlay are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Clay Finlay to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

        The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years/periods ended September 30,
2001, September 30, 2002 and September 30, 2003:

                                              FISCAL YEAR/             FISCAL YEAR/           FISCAL YEAR/
                                              PERIOD ENDED             PERIOD ENDED           PERIOD ENDED
                                          SEPTEMBER 30, 2001(1)     SEPTEMBER 30, 2002     SEPTEMBER 30, 2003

Balanced Fund                                 $  380,473               $  981,441               $1,209,854
Equity Income Fund                               319,497                  942,243                1,599,002
Equity Index Fund                                 48,156                  111,002                  106,468
Large Cap Value Fund                           2,467,114                3,236,937                3,559,560
Mid Cap Value Fund                             1,218,065                1,104,016                1,418,759
Small Cap Value Fund                             559,374                1,078,075                1,277,578

                                       69

International Fund                             6,819,850                2,207,445                3,266,765
Real Estate Securities Fund                      274,933                  586,498                  577,285
Technology Fund                                  610,550                1,167,418                  758,602
Corporate Bond Fund                               29,262                      850                       --
Core Bond Fund                                    73,091                       --                       --
Intermediate Term Bond Fund                       16,411                       --                       --
Short Term Bond Fund                                  --                       --                       --
High Income Bond Fund                            101,747                       --                    2,261
Arizona Tax Free Fund                                 --                       --                       --
California Intermediate Tax Free Fund                 --                       --                       --
California Tax Free Fund                              --                       --                       --
Colorado Intermediate Tax Free Fund                4,500                       --                       --
Colorado Tax Free Fund                               300                       --                       --
Intermediate Tax Free Fund                         4,993                       --                       --
Minnesota Intermediate Tax Free Fund               1,250                       --                       --
Minnesota Tax Free Fund                           14,071                       --                       --
Nebraska Tax Free Fund(3)                             --                       --                       --
Oregon Intermediate Tax Free Fund                     --                       --                       --
Tax Free Fund                                     10,429                       --                       --
Mid Cap Index Fund                                63,431                   26,173                   41,878
Small Cap Index Fund                             139,701                   99,985                   56,515
Small Cap Growth Opportunities Fund              472,445                1,883,225                3,674,486
Small Cap Select Fund                          1,088,077                3,232,105                6,052,886
Mid Cap Growth Opportunities Fund              1,741,723                3,503,333                5,799,998
Large Cap Growth Opportunities Fund              310,893                  448,501                2,054,359
U.S. Government Mortgage Fund                         --                       --                       --
Missouri Tax Free Fund                                --                       --                       --
Ohio Tax Free Fund(4)                                  *                       --                       --
Short Tax Free Fund(5)                                 *                        *                       --
Intermediate Government Bond Fund(5)                   *                        *                       --
Large Cap Select Fund(6)                               *                        *                  193,295

------------------------------------------------
*        Fund was not in operation during this fiscal year.
--       No Commissions paid.

(1)      Information for the predecessor funds of Balanced Fund, Large Cap
         Growth Opportunities Fund, Mid Cap Index Fund, Small Cap Index Fund,
         Small Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund,
         Small Cap Select Fund, International Fund, Core Bond Fund, Intermediate
         Term Bond Fund, U.S. Government Mortgage Fund, Missouri Tax Free Fund
         and Tax Free Fund is for the fiscal period from November 1, 2000 through September 30, 2001.
(2)      Commenced operations on February 28, 2001.
(3)      Commenced operations on April 30, 2002.
(4)      Commenced operations on October 25, 2002.
(5)      Commenced operations on January 31, 2003.

At September 30, 2003, certain Funds held the securities of their "regular brokers or dealers," as follows:

                                REGULAR BROKER OR DEALER       AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES             HELD BY FUND (000)          TYPE OF SECURITIES

Balanced Fund                   Bank of America                $  1,436                    Equity Securities
                                Countrywide                    $    282                    Equity Securities
                                Goldman Sachs                  $  3,439                    Equity Securities
                                J.P. Morgan Chase              $  2,688                    Equity Securities
                                Merrill Lynch                  $  2,765                    Equity Securities
                                Citigroup                      $ 11,446                    Equity Securities
                                Bank of America                $  1,136                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 11,629                    Corporate Obligations
                                Credit Suisse First Boston     $ 15,259                    Corporate Obligations
                                Goldman Sachs                  $  9,673                    Corporate Obligations
                                Deutsche Bank                  $ 21,863                    Corporate Obligations
                                Merrill Lynch                  $ 37,143                    Corporate Obligations
                                Lehman Brothers                $ 18,673                    Corporate Obligations

                                       70

                                REGULAR BROKER OR DEALER       AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES             HELD BY FUND (000)          TYPE OF SECURITIES

Core Bond Fund                  J.P. Morgan Chase              $ 14,444                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 71,946                    Corporate Obligations
                                Bank of America                $ 17,188                    Corporate Obligations
                                Credit Suisse First Boston     $ 71,923                    Corporate Obligations
                                Merrill Lynch                  $176,152                    Corporate Obligations
                                Deutsche Bank                  $103,180                    Corporate Obligations
                                Lehman Brothers                $ 88,121                    Corporate Obligations
                                Goldman Sachs                  $ 50,761                    Corporate Obligations
                                Merrill Lynch                  $  1,827                    Equity Securities

Corporate Bond Fund             Morgan Stanley Dean Witter     $  5,099                    Corporate Obligations
                                J.P. Morgan Chase              $  3,852                    Corporate Obligations
                                Credit Suisse First Boston     $  6,993                    Corporate Obligations
                                Lehman Brothers                $  7,726                    Corporate Obligations
                                Merrill Lynch                  $    106                    Equity Securities
                                Goldman Sachs                  $  3,463                    Corporate Obligations
                                Merrill Lynch                  $ 10,030                    Corporate Obligations
                                Deutsche Bank                  $  5,966                    Corporate Obligations

Equity Income Fund              Morgan Stanley Dean Witter     $ 11,429                    Equity Securities
                                Merrill Lynch                  $ 14,580                    Equity Securities
                                Bank of America                $ 30,571                    Equity Securities
                                J.P. Morgan Chase              $ 18,118                    Equity Securities
                                Citigroup                      $ 43,511                    Equity Securities
                                Goldman Sachs                  $  6,918                    Equity Securities
                                Credit Suisse First Boston     $ 29,486                    Corporate Obligations
                                Deustche Bank                  $ 47,330                    Corporate Obligations
                                Merrill Lynch                  $ 80,406                    Corporate Obligations
                                Goldman Sachs                  $ 19,188                    Corporate Obligations
                                Lehman Brothers                $ 40,423                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 23,281                    Corporate Obligations

                                       71

                                REGULAR BROKER OR DEALER       AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES             HELD BY FUND (000)          TYPE OF SECURITIES

Equity Index Fund               Citigroup                      $ 51,413                    Equity Securities
                                Goldman Sachs                  $  8,723                    Equity Securities
                                J.P. Morgan Chase              $ 15,334                    Equity Securities
                                Lehman Brothers                $  3,665                    Equity Securities
                                Merrill Lynch                  $ 10,978                    Equity Securities
                                Morgan Stanley Dean Witter     $ 12,037                    Equity Securities
                                Prudential                     $  4,472                    Equity Securities
                                Bank of America                $ 25,582                    Equity Securities
                                Countrywide                    $  2,335                    Equity Securities
                                Credit Suisse First Boston     $ 52,422                    Corporate Obligations
                                Deutsche Bank                  $ 84,150                    Corporate Obligations
                                Merrill Lynch                  $142,955                    Corporate Obligations
                                Goldman Sachs                  $ 34,114                    Corporate Obligations
                                Lehman Brothers                $ 71,867                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 41,392                    Corporate Obligations

High Income Bond Fund           Credit Suisse First Boston     $  5,373                    Corporate Obligations
                                Deustche Bank                  $  8,625                    Corporate Obligations
                                Goldman Sachs                  $  3,497                    Corporate Obligations
                                Lehman Brothers                $  7,368                    Corporate Obligations
                                Merrill Lynch                  $ 14,500                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  4,243                    Corporate Obligations
                                Merrill Lynch                  $    153                    Equity Securities

Intermediate Term Bond Fund     Morgan Stanley Dean Witter     $ 85,684                    Corporate Obligations
                                J.P. Morgan                    $ 13,306                    Corporate Obligations
                                Goldman Sachs                  $ 36,416                    Corporate Obligations
                                Lehman Brothers                $ 65,900                    Corporate Obligations
                                Merrill Lynch                  $118,519                    Corporate Obligations
                                Prudential                     $    890                    Corporate Obligations
                                Deutsche Bank                  $ 70,502                    Corporate Obligations
                                Credit Suisse First Boston     $ 59,322                    Corporate Obligations
                                Bank of America                $  5,678                    Corporate Obligations
                                Merrill Lynch                  $  1,248                    Equity Securities

Large Cap Growth
Opportunities Fund              Goldman Sachs                  $  3,054                    Equity Securities
                                Citigroup                      $ 12,499                    Equity Securities
                                Lehman Brothers                $  9,395                    Equity Securities
                                Credit Suisse First Boston     $ 45,152                    Corporate Obligations
                                Deutsche Bank                  $ 72,479                    Corporate Obligations
                                Merrill Lynch                  $123,129                    Corporate Obligations
                                Goldman Sachs                  $ 29,383                    Corporate Obligations
                                Lehman Brothers                $ 61,901                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 35,652                    Corporate Obligations

Large Cap Select Fund           Citigroup                      $  5,526                    Equity Securities
                                Goldman Sachs                  $  1,448                    Equity Securities
                                J.P. Morgan Chase              $    468                    Equity Securities
                                Lehman Brothers                $    359                    Equity Securities
                                Merrill Lynch                  $  1,242                    Equity Securities
                                Bank of America                $    779                    Equity Securities
                                Credit Suisse First Boston     $  2,679                    Corporate Obligations
                                Deutsche Bank                  $  4,302                    Corporate Obligations
                                Merrill Lynch                  $  7,305                    Corporate Obligations
                                Goldman Sachs                  $  1,744                    Corporate Obligations
                                Lehman Brothers                $  3,672                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  2,116                    Corporate Obligations

Large Cap Value Fund            Bank of America                $ 19,515                    Equity Securities
                                Goldman Sachs                  $ 11,670                    Equity Securities
                                J.P. Morgan Chase              $ 19,235                    Equity Securities
                                Citigroup                      $ 61,916                    Equity Securities
                                Merrill Lynch                  $107,687                    Equity Securities
                                Credit Suisse First Boston     $ 32,785                    Corporate Obligations
                                Deutsche Bank                  $ 52,628                    Corporate Obligations
                                Goldman Sachs                  $ 21,336                    Corporate Obligations
                                Lehman Brothers                $ 44,947                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 25,887                    Corporate Obligations

                                       72

                                REGULAR BROKER OR DEALER       AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES             HELD BY FUND (000)          TYPE OF SECURITIES

Mid Cap Growth
Opportunities Fund              Credit Suisse First Boston     $ 49,269                    Corporate Obligations
                                Deutsche Bank                  $ 79,088                    Corporate Obligations
                                Merrill Lynch                  $134,356                    Corporate Obligations
                                Goldman Sachs                  $ 32,062                    Corporate Obligations
                                Lehman Brothers                $ 67,544                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 38,902                    Corporate Obligations

Mid Cap Index Fund              Credit Suisse First Boston     $  6,314                    Corporate Obligations
                                Deutsche Bank                  $ 10,135                    Corporate Obligations
                                Merrill Lynch                  $ 17,217                    Corporate Obligations
                                Goldman Sachs                  $  4,108                    Corporate Obligations
                                Lehman Brothers                $  8,665                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  4,985                    Corporate Obligations

Mid Cap Value Fund              Countrywide                    $  2,812                    Equity Securities
                                Credit Suisse First Boston     $ 11,928                    Corporate Obligations
                                Deutsche Bank                  $ 19,148                    Corporate Obligations
                                Merrill Lynch                  $ 32,529                    Corporate Obligation
                                Goldman Sachs                  $  7,763                    Corporate Obligations
                                Lehman Brothers                $ 16,353                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  9,418                    Corporate Obligations

Real Estate Securities Fund     Credit Suisse First Boston     $  4,293                    Corporate Obligations
                                Deutsche Bank                  $  6,470                    Corporate Obligations
                                Merrill Lynch                  $ 11,705                    Corporate Obligations
                                Goldman Sachs                  $  2,794                    Corporate Obligations
                                Lehman Brothers                $  5,885                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  3,389                    Corporate Obligations

Short Term Bond Fund            Citigroup                      $  4,363                    Corporate Obligations
                                Credit Suisse First Boston     $ 32,277                    Corporate Obligations
                                Goldman Sachs                  $ 25,984                    Corporate Obligations
                                Merrill Lynch                  $ 78,611                    Corporate Obligations
                                Lehman Brothers                $ 36,292                    Corporate Obligations
                                Bank of America                $  6,405                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 26,079                    Corporate Obligations
                                Deutsche Bank                  $ 38,467                    Corporate Obligations
                                Merrill Lynch                  $    681                    Equity Securities
                                J.P. Morgan Chase              $  4,509                    Corporate Obligations

Small Cap Growth
Opportunities Fund              Credit Suisse First Boston     $  9,133                    Corporate Obligations
                                Deutsche Bank                  $ 14,663                    Corporate Obligations
                                Merrill Lynch                  $ 24,909                    Corporate Obligations
                                Goldman Sachs                  $  5,944                    Corporate Obligations
                                Lehman Brothers                $ 12,522                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  7,212                    Corporate Obligations

Small Cap Index Fund            Credit Suisse First Boston     $  1,127                    Corporate Obligations
                                Deutsche Bank                  $  1,808                    Corporate Obligations
                                Merrill Lynch                  $  3,073                    Corporate Obligations
                                Goldman Sachs                  $    732                    Corporate Obligations
                                Lehman Brothers                $  1,544                    Corporate Obligations
                                Morgan Stanley Dean Witter     $    889                    Corporate Obligations

Small Cap Select Fund           Credit Suisse First Boston     $ 39,367                    Corporate Obligations
                                Deutsche Bank                  $ 63,193                    Corporate Obligations
                                Merrill Lynch                  $107,354                    Corporate Obligations
                                Goldman Sachs                  $ 25,618                    Corporate Obligations
                                Lehman Brothers                $ 53,971                    Corporate Obligations
                                Morgan Stanley Dean Witter     $ 31,084                    Corporate Obligations

Small Cap Value Fund            Credit Suisse First Boston     $ 12,160                    Corporate Obligations
                                Deutsche Bank                  $ 19,520                    Corporate Obligations
                                Merrill Lynch                  $ 33,158                    Corporate Obligations
                                Goldman Sachs                  $  7,914                    Corporate Obligations
                                Lehman Brothers                $ 16,672                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  9,601                    Corporate Obligations

                                       73

                                REGULAR BROKER OR DEALER       AMOUNT OF SECURITIES
FUND                            ISSUING SECURITIES             HELD BY FUND (000)          TYPE OF SECURITIES

Technology Fund                 Credit Suisse First Boston     $  3,610                    Corporate Obligations
                                Deutsche Bank                  $  5,794                    Corporate Obligations
                                Merrill Lynch                  $  9,845                    Corporate Obligations
                                Goldman Sachs                  $  2,350                    Corporate Obligations
                                Lehman Brothers                $  4,948                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  2,850                    Corporate Obligations

U.S. Government Mortgage Fund   Citigroup                      $  2,896                    Corporate Obligations
                                Morgan Stanley Dean Witter     $  5,055                    Corporate Obligations
                                Merrill Lynch                  $ 17,274                    Corporate Obligations
                                Merrill Lynch                  $    182                    Equity Securities
                                Credit Suisse First Boston     $  6,402                    Corporate Obligations
                                Deutsche Bank                  $  9,026                    Corporate Obligations
                                Goldman Sachs                  $  4,166                    Corporate Obligations
                                Lehman Brothers                $  8,777                    Corporate Obligations

                                  CAPITAL STOCK

        Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

        Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series.
Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

        As of June 21, 2004, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------

         ARIZONA TAX FREE

  PIPER JAFFRAY INC FOR THE SOLE     63.22%
 BENEFIT OF ITS CUSTOMERS ARIZ TAX
    FREE A OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

           GRETA GILMORE             11.07%
          4316 N 3RD AVE
       PHOENIX AZ 85013-2913

                                       74

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------

  PIPER JAFFRAY INC FOR THE SOLE                             48.49%
 BENEFIT OF ITS CUSTOMERS ARIZ TAX
    FREE C OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 DEAN WITTER FOR THE BENEFIT OF G                            15.20%
  RANGITSCH & L RANGITSCH CO-TTEE
     PO BOX 250 CHURCH STREET
      NEW YORK NY 10008-0250

      WILLIAM BLAIR & CO LLC                                 14.14%
           LEE H BROWN &
       222 WEST ADAMS STREET
      CHICOAGO IL 60606-5312

             BAND & CO                                                   71.16%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
          WASHINGTON & CO                                                24.36%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           BALANCED FUND

     PIPER JAFFRAY INC FOR THE       8.13%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  BALANCE A OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                   17.45%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  BALANCE B OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                               20.35%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  BALANCE C OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       75

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
      NFSC FEBO # 251-052671                                 5.26%
     USBANK NATIONAL ASSOC TTEE
      BEAVER DAM WOMEN'S HEALTH
            U/A 07/15/03
    1555 N RIVERCENTER DR STE 303
       MILWAUKEE WI 53212-3958

              CAPINCO                                                    6.47%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      NFSC FEBO # 251-070254                                             5.96%
     USBANK NATIONAL ASSOC TTEE
      WEBCRAFTERS INC EMPLOYEE
            U/A 07/16/03
    1555 N RIVERCENTER DR STE 303
      MILWAUKEE WI 53212-3958

     US BANCORP ASSET MANAGEMENT                                                     100.00%
         ATTN MIKE MAGNUSON
          800 NICOLLET MALL
        MINNEAPOLIS, MN 55402

     CALIFORNIA INTER TAX FREE

        EDWARD J FEDUNIW &           14.99%
      ELLEN E FEDUNIW JTWROS
             PO BOX 93
       ALTA LOMA CA 91701-0093

    US BANCORP INVESTMENTS INC       10.91%
           FBO 180845331
        60 LIVINGSTON AVENUE
        ST PAUL MN 55107-2292

    US BANCORP INVESTMENTS INC       5.84%
           FBO 118666051
 100 S FIFTH STREET SUITE 1400
   MINNEAPOLIS MN 55402-1217

    US BANCORP INVESTMENTS INC       5.62%
           FBO 220261401
       100 S 5TH ST STE 1400
       MINNEAPOLIS MN 55402

             BAND & CO                                                   80.91%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                19.01%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

        CALIFORNIA TAX FREE

     PIPER JAFFRAY INC FOR THE       17.84%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
   CALIFORNIA TAX FREE A OMNIBUS
           ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
      MINNEAPOLIS MN 55402-7000

                                       76

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
         US CLEARING CORP            5.47%
         FBO 769-20813-13
            26 BROADWAY
      NEW YORK NY 10004-1703

    US BANCORP INVESTMENTS INC       5.15%
           FBO 225229081
      60 LIVINGSTON AVENUE
      ST PAUL MN 55107-2292

     PIPER JAFFRAY INC FOR THE                               65.56%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
   CALIFORNIA TAX FREE C OMNIBUS
           ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               20.34%
           FBO 225229081
       60 LIVINGSTON AVENUE
      ST PAUL MN 55107-2292

             BAND & CO                                                   82.86%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                16.68%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      COLORADO INTER TAX FREE

     PIPER JAFFRAY INC FOR THE       10.56%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  COLORADO INTER TAX FREE OMNIBUS
           ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       6.45%
           FBO 220582181
        60 LIVINGSTON AVENUE
        ST PAUL MN 55107-2292

             BAND & CO                                                   71.62%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                25.45%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

         COLORADO TAX FREE

                                       77

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
     PIPER JAFFRAY INC FOR THE       42.29%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
    COLORADO TAX FREE A OMNIBUS
           ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       5.20%
           FBO 226120141
       60 LIVINGSTON AVENUE
       ST PAUL MN 55107-2292

     PIPER JAFFRAY INC FOR THE                               73.95%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
    COLORADO TAX FREE A OMNIBUS
           ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   95.92%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          CORE BOND FUND

     PIPER JAFFRAY INC FOR THE       14.41%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
FIXED INCOME A OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            MUGGS & CO               6.31%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

     PIPER JAFFRAY INC FOR THE                   6.60%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
FIXED INCOME B OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                               51.54%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
FIXED INCOME B OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   52.13%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       78

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
              CAPINCO                                                    16.56%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                11.92%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

            USBANK CUST                                                  5.63%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

          CORPORATE BOND

            MUGGS & CO               7.56%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

     PIPER JAFFRAY INC FOR THE                   14.79%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 CORP BOND B OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                               73.54%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
 CORP BOND C OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   66.72%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                18.17%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    13.64%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

           EQUITY INCOME

                                       79

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
     PIPER JAFFRAY INC FOR THE                   10.67%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  EQUITY INCOME B OMNIBUS ACCOUNT
               ATTN
       TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                               67.36%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  EQUITY INCOME C OMNIBUS ACCOUNT
               ATTN
     TA SERVICES BC-MN-H05U
        800 NICOLLET MALL
    MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   31.94%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                31.07%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    22.71%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

           EQUITY INDEX

     PIPER JAFFRAY INC FOR THE       10.43%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX A OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            MUGGS & CO               6.54%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                6.13%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

     PIPER JAFFRAY INC FOR THE                   22.30%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX B OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       80

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
     PIPER JAFFRAY INC FOR THE                               32.48%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
EQUITY INDEX C OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    25.12%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   19.32%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                11.39%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  10.45%
        FBO US BANCORP CAP
          U/A 01-01-1984
     180 5TH ST E STE SPEN0502
      ST PAUL MN 55101-2672

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

         HIGH INCOME BOND

     PIPER JAFFRAY INC FOR THE       35.11%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  STRATEGIC INC A OMNIBUS ACCOUNT
               ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     PIPER JAFFRAY INC FOR THE                   13.26%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
  STRATEGIC INC B OMNIBUS ACCOUNT
               ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               63.80%
           FBO 254075621
  100 S FIFTH SREET SUITE 1400
    MINNEAPOLIS MN 55402-1217

             BAND & CO                                                   72.77%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    13.24%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       81

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
          WASHINGTON & CO                                                12.94%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

       INTER GOVERNMENT BOND

    US BANCORP INVESTMENTS INC       19.62%
           FBO 254075621
   100 S FIFTH SREET SUITE 1400
    MINNEAPOLIS MN 55402-1217

              CAPINCO                9.87%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP INVESTMENTS INC       8.99%
           FBO 124294451
  100 S FIFTH SREET SUITE 1400
    MINNEAPOLIS MN 55402-1217

     PIPER JAFFRAY INC FOR THE       7.49%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTER GOV BOND OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       5.95%
           FBO 113238471
       60 LIVINGSTON AVENUE
      ST PAUL MN 55107-2292

             BAND & CO               5.54%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             WASHINGON                                                   83.36%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   11.74%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

       INTERMEDIATE TAX FREE

       UNIFIED TRUST COMPANY         7.09%
           OMNIBUS TRUST
      2353 ALEXANDRIA STE 100
      LEXINGTON KY 40504-3208

                                       82

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
             BAND & CO                                                   49.87%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                43.19%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    6.82%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      INTERMEDIATE TERM BOND

     PIPER JAFFRAY INC FOR THE       13.59%
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
INTER TERM INC OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            MCWOOD & CO              13.06%
           PO BOX 29522
       RALEIGH NC 27626-0522

             BAND & CO                                                   43.79%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    26.84%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                17.85%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

        INTERNATIONAL FUND

 PIPER JAFFRAY INC FOR THE BENEFIT   30.94%
 OF ITS CUSTOMERS INTERNATIONAL A
       OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT               31.88%
 OF ITS CUSTOMERS INTERNATIONAL B
       OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       83

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT                           57.20%
 OF ITS CUSTOMERS INTERNATIONAL C
       OMNIBUS ACCOUNT ATTN
      TA SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    50.50%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   27.54%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                10.82%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

       LARGE CAP GROWTH OPP

 PIPER JAFFRAY INC FOR THE BENEFIT   21.40%
  OF ITS CUSTOMERS LARGE CAP CORE
  EQUITY OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            MUGGS & CO               5.01%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

 PIPER JAFFRAY INC FOR THE BENEFIT               10.14%
  OF ITS CUSTOMERS LARGE CAP CORE
 EQUITY B OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           56.44%
  OF ITS CUSTOMERS LARGE CAP CORE
 EQUITY C OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    45.92%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       84

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
             BAND & CO                                                   26.25%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                16.77%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
         800 NICOLLET MALL
       MINNEAPOLIS MN 55402

         LARGE CAP SELECT

    US BANCORP INVESTMENTS INC                   12.70%
           FBO 221758551
         60 LIVINGSTON AVE
     SAINT PAUL MN 55107-2292

      NFSC FEBO # X25-143898                     11.38%
          CLARE M RELIHAN
          3118 W 111TH DR
     WESTMENSTER CO 80031-6835

    US BANCORP INVESTMENTS INC                   6.42%
           FBO 249243021
         60 LIVINGSTON AVE
     SAINT PAUL MN 55107-2292

    US BANCORP INVESTMENTS INC                   6.01%
           FBO 227026331
         60 LIVINGSTON AVE
     SAINT PAUL MN 55107-2292

          US BANK NA CUST                        5.65%
     JAMES J KAVANAGH SIMPLE IRA
      ADEMINO & ASSOCIATES INC
             SIMPLE PLAN
        N2934 VALLEY VIEW DR
      HORTONVILLE WI 54944-9782

 PIPER JAFFRAY INC FOR THE BENEFIT                           77.09%
 OF ITS CUSTOMERS LARGE CAP SELECT
C OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    78.46%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   11.02%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                10.29%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       85

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

          LARGE CAP VALUE

 PIPER JAFFRAY INC FOR THE BENEFIT   24.78%
OF ITS CUSTOMERS LARGE CAP VALUE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            MUGGS & CO               8.70%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

 PIPER JAFFRAY INC FOR THE BENEFIT               21.45%
OF ITS CUSTOMERS LARGE CAP VALUE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           64.43%
OF ITS CUSTOMERS LARGE CAP VALUE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    43.68%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   25.66%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  16.71%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502
    SAINT PAUL MN 55101-2672

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

        MID CAP GROWTH OPP

                                       86

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT   23.91%
  OF ITS CUSTOMERS MID CAP CORE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT               10.36%
  OF ITS CUSTOMERS MID CAP CORE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           30.24%
  OF ITS CUSTOMERS MID CAP CORE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    33.86%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                26.62%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   17.28%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  6.39%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502
    SAINT PAUL MN 55101-2672

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

           MID CAP INDEX

            MUGGS & CO               14.92%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

 PIPER JAFFRAY INC FOR THE BENEFIT   6.16%
 OF ITS CUSTOMERS MID CAP INDEX A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       87

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT               11.87%
 OF ITS CUSTOMERS MID CAP INDEX B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

        FIRST CLEARING, LLC                      5.93%
           A/C 4563-5936
         LISA JENSEN TRUST
        LISA M JENSEN TTEE
       245 STILL CREEK ROAD
      DANVILLE CA 94506-2047

 PIPER JAFFRAY INC FOR THE BENEFIT                           22.33%
 OF ITS CUSTOMERS MID CAP INDEX C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   36.74%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    30.79%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                16.13%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      NFSC FEBO # 251-069736                                             6.03%
     USBANK NATIONAL ASSOC TTEE
      UW MEDICAL FOUNDATION RET
            U/A 07/16/03
    1555 N RIVERCENTER DR STE 303
       MILWAUKEE WI 53212-3958

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

           MID CAP VALUE

 PIPER JAFFRAY INC FOR THE BENEFIT   18.75%
 OF ITS CUSTOMERS MID CAP VALUE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       88

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT               25.57%
 OF ITS CUSTOMERS MID CAP VALUE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           46.47%
 OF ITS CUSTOMERS MID CAP VALUE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

      BEAR STEARNS SECURITIES                                6.43%
         FBO 520-65809-11
    1 METROTECH CENTER NORTH
     BROOKLYN NY 11201-3870

              CAPINCO                                                    45.38%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   19.09%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

            US BANK TR                                                   13.74%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502
    SAINT PAUL MN 55101-2672

          WASHINGTON & CO                                                11.81%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

     MINNESOTA INTER TAX FREE

 PIPER JAFFRAY INC FOR THE BENEFIT   34.65%
OF ITS CUSTOMERS MN INTER TAX FR A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   90.78%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       89

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
          WASHINGTON & CO                                                5.77%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

        MINNESOTA TAX FREE

 PIPER JAFFRAY INC FOR THE BENEFIT   57.65%
  OF ITS CUSTOMERS MN TAX FREE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

      WELLS FARGO INVESTMENTS        11.67%
           A/C 8999-1120
    608 SECOND AVE SOUTH 8TH FL
     MINNEAPOLIS MN 55402-1916

 PIPER JAFFRAY INC FOR THE BENEFIT                           59.16%
  OF ITS CUSTOMERS MN TAX FREE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               6.11%
           FBO 192318101
         60 LIVINGSTON AVE
    SAINT PAUL MN 55107-2292

             BAND & CO                                                   82.58%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

 PIPER JAFFRAY INC FOR THE BENEFIT                                       6.47%
  OF ITS CUSTOMERS MN TAX FREE Y
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

         MISSOURI TAX FREE

    US BANCORP INVESTMENTS INC                               41.60%
           FBO 255841471
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           18.92%
OF ITS CUSTOMERS MISSOURI TAX FREE
   CL C OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               13.36%
           FBO 252717941
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

                                       90

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
    US BANCORP INVESTMENTS INC                               10.40%
           FBO 255838911
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

        FIRST CLEARING LLC                                   6.27%
      FBO ANDRESS KERNICK INT
       ERVI TRUST DTD 7/1/92
             498309769
       10750 WHEAT FIRST DR
        ST LOUIS MO 63131

             BAND & CO                                                   77.67%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                19.63%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

         NEBRASKA TAX FREE

 PIPER JAFFRAY INC FOR THE BENEFIT   27.82%
OF ITS CUSTOMERS NEBRASKA TAX FREE
   CL A OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

            UBATCO & CO              25.25%
       ATTN TRUST OPERATIONS
           PO BOX 82535
       LINCOLN NE 68501-2535

 PIPER JAFFRAY INC FOR THE BENEFIT                           60.49%
OF ITS CUSTOMERS NEBRASKA TAX FREE
   CL C OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

           PERSHING LLC                                      17.20%
            PO BOX 2052
     JERSEY CITY NJ 07303-2052

    US BANCORP INVESTMENTS INC                               5.96%
           FBO 141392081
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   90.66%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    5.12%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           OHIO TAX FREE

                                       91

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
    US BANCORP INVESTMENTS INC       19.55%
           FBO 224114821
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

      NFSC FEBO # U85-000027         19.54%
       FIRST FINANCIAL BANK
           CASH ACCOUNT
      ATTN: TRUST OPERATIONS
            PO BOX 476
      HAMILTON OH 45012-0476

      GOOD SAMARITAN HOSPITAL        13.99%
           MEDICAL STAFF
     ATTN DR EDOUARD FEGHALI TR
           2999 ALPINE TER
      CINCINNATI OH 45208-3407

    US BANCORP INVESTMENTS INC       11.27%
           FBO 249148651
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       8.83%
           FBO 249510581
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       5.98%
           FBO 249510581
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               58.46%
           FBO 249507111
   100 SOUTH 5TH ST SUITE 1400
    MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC                               24.63%
           FBO 251404451
         60 LIVINGSTON AVE
    SAINT PAUL MN 55107-2292

      NFSC FEBO # 04J-907294                                 7.35%
       BRADLEY M RICHARDSON
      BARBARA F RICHARDSON JT
         1580 LONDON DRIVE
      COLUMBUS OH 43221-1424

             BAND & CO                                                   84.28%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    14.79%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

       OREGON INTER TAX FREE

                                       92

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT   7.47%
 OF ITS CUSTOMERS ORE INTMED TX/FR
    A C OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

       WILLIAM L MAINWARING          6.83%
       1090 SOUTHRIDGE PL S
        SALEM OR 97302-5947

     ATWELL & CO FBO 75281985        6.35%
            PO BOX 2044
         PECK SLIP STATION
         NEW YORK NY 10036

          WASHINGTON & CO                                                48.74%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   47.74%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      REAL ESTATE SECURITIES

     UNIFIED TRUST COMPANY NA        42.07%
           OMNIBUS TRUST
    2353 ALEXANDRIA DR STE 100
      LEXINGTON KY 40504-3208

     UNIFIED TRUST COMPANY NA        9.27%
              OMNIBUS
    2353 ALEXANDRIA DR STE 100
     LEXINGTON KY 40504-3208

 PIPER JAFFRAY INC FOR THE BENEFIT               13.27%
  OF ITS CUSTOMERS REAL ESTATE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           43.82%
  OF ITS CUSTOMERS REAL ESTATE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   44.06%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    26.15%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       93

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
          WASHINGTON & CO                                                15.08%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

          SHORT TAX FREE

    US BANCORP INVESTMENTS INC       15.50%
           FBO 111200371
         60 LIVINGSTON AVE
    SAINT PAUL MN 55107-2292

      US BANCORP INVESTMENTS         14.52%
       FBO GEORGE W SHARROW
       MARIE SHARROW, JTWROS
        11407 NEWCASTLE WAY
      NEWCASTLE WA 98056-1007

    US BANCORP INVESTMENTS INC       11.04%
           FBO 224882901
         60 LIVINGSTON AVE
     SAINT PAUL MN 55107-2292

        RAYMOND LARSON JR &         7.20%
       BETTY E LARSON JTWROS
        1119 REGIS CT STE 6
            PO BOX 1268
     EAU CLAIRE WI 54702-1268

    UBS FINANCIAL SERVICES FBO       5.28%
       RICHARD S SHANNON III
    3609 S WADSHORTH BLVD #112
      LAKEWOOD CO 80235-2109

          WASHINGTON & CO                                                62.89%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   29.73%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    7.35%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          SHORT TERM BOND

 PIPER JAFFRAY INC FOR THE BENEFIT   10.09%
  OF ITS CUSTOMERS LTD TERM INC A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       94

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
             BAND & CO                                                   46.40%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    28.79%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                20.97%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

       SMALL CAP GROWTH OPP

      CHARLES SCHWAB & CO INC        30.07%
 FOR THE EXCLUSIVE BENEFIT OF ITS
             CUSTOMERS
         ATTN MUTUAL FUNDS
         101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

            UMB BANK NA              10.72%
     J P MORGAN RETIREMENT PLAN
     FERRELL GAS 4015 INVESTMENT
           U/A 08/01/1999
           9300 WARD PKWY
     KANSAS CITY MO 64114-3317

 PIPER JAFFRAY INC FOR THE BENEFIT               6.46%
  OF ITS CUSTOMERS MICRO CAP CL B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           42.35%
  OF ITS CUSTOMERS MICRO CAP CL C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    43.78%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   27.01%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                7.81%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  5.26%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502
    SAINT PAUL MN 55101-2672

                                       95

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

          SMALL CAP INDEX

 PIPER JAFFRAY INC FOR THE BENEFIT   15.99%
 OF ITS CUSTOMERS SMALL CAP INDEX
     A OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

    US BANCORP INVESTMENTS INC       5.83%
           FBO 181073911
         60 LIVINGSTON AVE
      SAINT PAUL MN 55107-2292

 PIPER JAFFRAY INC FOR THE BENEFIT               13.67%
 OF ITS CUSTOMERS SMALL CAP INDEX
     B OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

        FIRST CLEARING LLC                       13.15%
           A/C 4563-5936
         LISA JENSEN TRUST
         LISA M JENSEN TTEE
       245 STILL CREEK ROAD
      DANVILLE CA 94506-2047

 PIPER JAFFRAY INC FOR THE BENEFIT                           35.22%
 OF ITS CUSTOMERS SMALL CAP INDEX
     C OMNIBUS ACCOUNT ATTN TA
        SERVICES BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

      NFSC FEBO # 251-057878                                 6.41%
     USBANK NATIONAL ASSOC TTEE
      GOOSSEN & SCHULTZ PROFIT
            U/A 07/16/03
    1555 N RIVERCENTER DR STE 303
      MILWAUKEE WI 53212-3958

             BAND & CO                                                   35.47%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    31.93%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

                                       96

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
          WASHINGTON & CO                                                17.72%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

         SMALL CAP SELECT

 PIPER JAFFRAY INC FOR THE BENEFIT   18.73%
 OF ITS CUSTOMERS SMALL CAP CORE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT               15.88%
 OF ITS CUSTOMERS SMALL CAP CORE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           54.00%
 OF ITS CUSTOMERS SMALL CAP CORE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    27.46%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                26.79%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

             BAND & CO                                                   23.64%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  7.23%
          US BANCORP CAP
          U/A 01-01-1984
    180 5TH ST E STE SPEN0502
    SAINT PAUL MN 55101-2672

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

          SMALL CAP VALUE

                                       97

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT   17.09%
OF ITS CUSTOMERS SMALL CAP VALUE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

      ATTN KAREN S BECKEMEYER        6.61%
      NFSC FEBO # NT 3-000582
               FOBCO
              EQUITY
          7650 MAGNA DR
      BELLEVILLE IL 62223-3366

 PIPER JAFFRAY INC FOR THE BENEFIT               24.76%
OF ITS CUSTOMERS SMALL CAP VALUE B
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           53.91%
OF ITS CUSTOMERS SMALL CAP VALUE C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

              CAPINCO                                                    31.97%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

           US BANK CUST                                                  25.53%
          US BANCORP CAP
          U/A 01-01-1984
     180 5TH ST E STE SPEN0502
     SAINT PAUL MN 55101-2672

             BAND & CO                                                   13.17%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                6.91%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

           TAX FREE FUND

                                       98

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
 PIPER JAFFRAY INC FOR THE BENEFIT   47.14%
    OF ITS CUSTOMERS TAX FREE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           72.39%
    OF ITS CUSTOMERS TAX FREE A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   89.27%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                6.70%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          TECHNOLOGY FUND

 PIPER JAFFRAY INC FOR THE BENEFIT   20.537%
   OF ITS CUSTOMERS TECHNOLOGY A
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

      CHARLES SCHWAB & CO INC        11.01%
 FOR THE EXCLUSIVE BENEFIT OF ITS
             CUSTOMERS
          ATTN MUTUAL FUNDS
          101 MONTGOMERY ST
    SAN FRANCISCO CA 94104-4122

    FIDELITY INVESTMENTS INSTL       8.96%
  AGENT FOR CERTAIN EMPLOYEE BENE
               PLAN
      100 MAGELLAN WAY-KWIC
     COVINGTON KY 41015-1999

 PIPER JAFFRAY INC FOR THE BENEFIT               18.95%
    OF ITS CUSTOMERS TECHNOLOGY
ABOMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

 PIPER JAFFRAY INC FOR THE BENEFIT                           54.51%
    OF ITS CUSTOMERS TECHNOLOGY
ABOMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                                       99

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                     ------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
                                     ------------------------------------------------------------
             BAND & CO                                                   14.90%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    14.37%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                11.95%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

      US GOVERNMENT MORTGAGE

            MUGGS & CO               18.04%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                9.07%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

 PIPER JAFFRAY INC FOR THE BENEFIT                           81.58%
OF ITS CUSTOMERS US GOV'T SEC CL C
 OMNIBUS ACCOUNT ATTN TA SERVICES
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

             BAND & CO                                                   77.04%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

          WASHINGTON & CO                                                9.91%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

              CAPINCO                                                    9.30%
            C/O US BANK
            PO BOX 1787
      MILWAUKEE WI 53201-1787

    US BANCORP ASSET MANAGEMENT                                                      100.00%
        ATTN MIKE MAGNUSON
            BC-MN-H05U
         800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The public offering price of the shares of a Fund generally equals the
Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the
Funds' Prospectuses. The public offering price of each Fund's Class A and Class
C Shares as of September 30, 2003

                                       100

was as set forth below. Please note that the public offering prices of Class B,
Class Y and Class R Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                                             PUBLIC OFFERING PRICE

                                                          CLASS A             CLASS C
Balanced Fund                                              10.02                9.54
Equity Income Fund                                         12.23               11.63
Large Cap Growth Opportunities Fund                        24.17               22.78
Large Cap Value Fund                                       15.84               15.02
Equity Index Fund                                          19.79               18.78
Mid Cap Index Fund                                         10.96               10.38
Small Cap Index Fund                                       12.14               11.55
Small Cap Growth Opportunities Fund                        23.23               21.87
Mid Cap Growth Opportunities Fund                          35.64               33.58
Mid Cap Value Fund                                         17.25               16.28
Small Cap Select Fund                                      15.37               14.46
Small Cap Value Fund                                       15.11               13.88
International Fund                                          9.51                8.72
Real Estate Securities Fund                                16.93               16.05
Technology Fund                                             7.46                6.93
Corporate Bond Fund                                        10.68               10.28
Core Bond Fund                                             12.07               11.65
Intermediate Term Bond Fund*                               10.70                   -
Short Term Bond Fund*                                      10.50                   -
High Income Bond Fund                                       9.54                9.19
U.S. Government Mortgage Fund                              11.37               10.95
Arizona Tax Free Fund                                      11.83               11.42
California Intermediate Tax Free Fund*                     10.88                   -
California Tax Free Fund                                   11.91               11.53
Colorado Intermediate Tax Free Fund*                       11.34                   -
Colorado Tax Free Fund                                     12.08               11.68
Intermediate Tax Free Fund*                                11.56                   -
Minnesota Intermediate Tax Free Fund*                      10.68                   -
Minnesota Tax Free Fund                                    11.84               11.41
Missouri Tax Free Fund                                     12.92               12.47
Nebraska Tax Free Fund                                     11.13               10.69
Oregon Intermediate Tax Free Fund*                         10.67                   -
Tax Free Fund                                              11.78               11.35
Ohio Tax Free Fund                                         11.01               10.55
Short Tax Free Fund*                                       10.41                   -
Intermediate Government Bond Fund*                         10.24                   -
Large Cap Select Fund                                      12.12               11.54

*Class C shares not offered.

        The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The
NYSE is not open for business on the following holidays (or on the nearest
Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin
Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial
Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

                                       101

        On September 30, 2003, the net asset values per share for each class of shares of the Funds were calculated as follows. (The Class S Shares set forth in the table below were redesignated Class R shares, effective as of the date of this Statement of Additional Information.)

----------------------------------------------------------------------------------------------------------
                                                      NET ASSETS       SHARES             NET ASSET
                                                                       OUTSTANDING        VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            98,015,987.00    10,346,194.00      9.47
----------------------------------------------------------------------------------------------------------
   Class B                                            33,015,235.00    3,510,168.00       9.41
----------------------------------------------------------------------------------------------------------
   Class C                                            7,088,906.00     751,010.00         9.44
----------------------------------------------------------------------------------------------------------
   Class S                                            23,844,083.00    2,513,197.00       9.49
----------------------------------------------------------------------------------------------------------
   Class Y                                            363,156,550.00   38,234,493.00      9.50
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            144,281,398.16   12,480,293.86      11.56
----------------------------------------------------------------------------------------------------------
   Class B                                            22,156,269.69    1,928,425.95       11.49
----------------------------------------------------------------------------------------------------------
   Class C                                            19,386,036.81    1,684,716.81       11.51
----------------------------------------------------------------------------------------------------------
   Class S                                            17,170,395.53    1,484,728.82       11.56
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,278,469,430.73 109,919,986.26     11.63
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            93,330,433.86    4,086,083.01       22.84
----------------------------------------------------------------------------------------------------------
   Class B                                            37,853,289.05    1,712,708.02       22.10
----------------------------------------------------------------------------------------------------------
   Class C                                            15,365,304.08    681,502.28         22.55
----------------------------------------------------------------------------------------------------------
   Class S                                            15,889,623.37    695,490.13         22.85
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,072,174,132.59 45,864,808.03      23.38
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            88,023,406.84    5,882,347.32       14.97
----------------------------------------------------------------------------------------------------------
   Class B                                            30,986,963.11    2,108,979.93       14.70
----------------------------------------------------------------------------------------------------------
   Class C                                            6,844,122.43     460,391.73         14.87
----------------------------------------------------------------------------------------------------------
   Class S                                            23,845,301.99    1,593,994.58       14.96
----------------------------------------------------------------------------------------------------------
   Class Y                                            874,266,913.08   58,273,685.15      15.01
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            158,323,973.87   8,465,548.56       18.70
----------------------------------------------------------------------------------------------------------
   Class B                                            71,624,199.87    3,874,956.89       18.48
----------------------------------------------------------------------------------------------------------
   Class C                                            31,330,346.62    1,685,284.39       18.59
----------------------------------------------------------------------------------------------------------
   Class S                                            52,924,817.05    2,830,421.55       18.70
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,771,794,670.77 94,787,365.01      18.69
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            5,332,313.31     514,494.32         10.36
----------------------------------------------------------------------------------------------------------
   Class B                                            2,418,900.47     235,961.36         10.25
----------------------------------------------------------------------------------------------------------
   Class C                                            1,755,885.65     170,767.09         10.28
----------------------------------------------------------------------------------------------------------
   Class S                                            4,134,490.94     399,067.74         10.36
----------------------------------------------------------------------------------------------------------
   Class Y                                            239,173,518.96   23,060,013.58      10.37
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            3,480,309.23     303,366.11         11.47
----------------------------------------------------------------------------------------------------------
   Class B                                            992,596.31       87,576.48          11.33
----------------------------------------------------------------------------------------------------------
   Class C                                            1,268,450.74     111,022.07         11.43
----------------------------------------------------------------------------------------------------------
   Class S                                            3,209,617.00     281,233.09         11.41
----------------------------------------------------------------------------------------------------------
   Class Y                                            119,102,349.51   10,348,085.71      11.51
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            81,999,308.72    3,736,220.58       21.95
----------------------------------------------------------------------------------------------------------
   Class B                                            6,441,254.55     306,047.16         21.05
----------------------------------------------------------------------------------------------------------
   Class C                                            1,528,577.37     70,615.09          21.65
----------------------------------------------------------------------------------------------------------
   Class S                                            3,693,825.70     168,261.06         21.95
----------------------------------------------------------------------------------------------------------
   Class Y                                            382,388,843.14   16,842,755.62      22.70
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                       102

----------------------------------------------------------------------------------------------------------
                                                      NET ASSETS       SHARES             NET ASSET
                                                                       OUTSTANDING        VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
MID CAP GROWTH OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            154,498,078.24   4,587,430.201      33.68
----------------------------------------------------------------------------------------------------------
   Class B                                            9,054,799.25     280,288.591        32.30
----------------------------------------------------------------------------------------------------------
   Class C                                            12,648,656.09    380,499.136        33.24
----------------------------------------------------------------------------------------------------------
   Class S                                            10,283,724.65    305,543.387        33.66
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,153,644,809.00 33,167,179.078     34.78
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MID CAP VALUE
----------------------------------------------------------------------------------------------------------
   Class A                                            16,597,772.43    1,018,104.407      16.30
----------------------------------------------------------------------------------------------------------
   Class B                                            10,154,444.29    642,302.455        15.81
----------------------------------------------------------------------------------------------------------
   Class C                                            2,915,890.26     180,894.106        16.12
----------------------------------------------------------------------------------------------------------
   Class S                                            966,155.43       59,252.945         16.31
----------------------------------------------------------------------------------------------------------
   Class Y                                            332,242,536.33   20,311,085.731     16.36
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SMALL CAP SELECT
----------------------------------------------------------------------------------------------------------
   Class A                                            73,444,520.33    5,059,508.479      14.52
----------------------------------------------------------------------------------------------------------
   Class B                                            11,540,805.65    859,929.993        13.42
----------------------------------------------------------------------------------------------------------
   Class C                                            11,128,426.64    777,225.990        14.32
----------------------------------------------------------------------------------------------------------
   Class S                                            11,626,990.99    802,644.033        14.49
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,024,146,040.89 68,365,316.679     14.98
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            32,415,597.21    2,270,491.044      14.28
----------------------------------------------------------------------------------------------------------
   Class B                                            12,560,345.40    923,791.743        13.60
----------------------------------------------------------------------------------------------------------
   Class C                                            4,354,012.69     316,827.628        13.74
----------------------------------------------------------------------------------------------------------
   Class S                                            1,350,924.64     94,650.181         14.27
----------------------------------------------------------------------------------------------------------
   Class Y                                            428,846,348.24   29,697,633.417     14.44
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            39,250,512.46    4,365,437.64       8.99
----------------------------------------------------------------------------------------------------------
   Class B                                            7,936,460.55     951,283.62         8.34
----------------------------------------------------------------------------------------------------------
   Class C                                            10,438,489.28    1,209,019.15       8.63
----------------------------------------------------------------------------------------------------------
   Class S                                            8,533,187.69     950,767.96         8.98
----------------------------------------------------------------------------------------------------------
   Class Y                                            991,027,057.92   108,951,705.70     9.10
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            35,754,285.43    2,234,769.75       16.00
----------------------------------------------------------------------------------------------------------
   Class B                                            3,558,596.76     224,519.70         15.85
----------------------------------------------------------------------------------------------------------
   Class C                                            3,228,754.09     203,132.28         15.89
----------------------------------------------------------------------------------------------------------
   Class S                                            2,523,985.63     157,682.94         16.00
----------------------------------------------------------------------------------------------------------
   Class Y                                            194,932,934.19   12,137,845.35      16.06
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            27,936,192.75    3,962,931.69       7.05
----------------------------------------------------------------------------------------------------------
   Class B                                            16,016,073.99    2,546,404.66       6.29
----------------------------------------------------------------------------------------------------------
   Class C                                            7,055,895.14     1,028,987.02       6.86
----------------------------------------------------------------------------------------------------------
   Class S                                            3,922,613.80     558,919.77         7.02
----------------------------------------------------------------------------------------------------------
   Class Y                                            59,817,331.59    8,217,630.80       7.28
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            13,522,090.99    1,321,519.243      10.23
----------------------------------------------------------------------------------------------------------
   Class B                                            13,575,896.75    1,331,389.325      10.20
----------------------------------------------------------------------------------------------------------
   Class C                                            5,751,958.08     564,915.613        10.18
----------------------------------------------------------------------------------------------------------
   Class S                                            2,667,578.37     260,744.990        10.23
----------------------------------------------------------------------------------------------------------
   Class Y                                            245,877,078.40   24,036,883.083     10.23
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CORE BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            191,753,824.58   16,581,933.658     11.56
----------------------------------------------------------------------------------------------------------
   Class B                                            28,096,440.74    2,446,409.135      11.48
----------------------------------------------------------------------------------------------------------
   Class C                                            13,424,103.58    1,164,551.553      11.53
----------------------------------------------------------------------------------------------------------
   Class S                                            39,235,462.36    3,394,050.342      11.56
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,955,908,774.36 169,168,249.213    11.56
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                       103

----------------------------------------------------------------------------------------------------------
                                                      NET ASSETS       SHARES             NET ASSET
                                                                       OUTSTANDING        VALUE PER
SHARE
----------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            78,681,944.32    7,525,472.793      10.46
----------------------------------------------------------------------------------------------------------
   Class S                                            12,272,979.48    1,173,717.024      10.46
----------------------------------------------------------------------------------------------------------
   Class Y                                            1,296,529,058.84 124,357,043.896    10.43
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            159,451,031.32   15,542,324.304     10.26
----------------------------------------------------------------------------------------------------------
   Class S                                            8,709,760.49     849,455.121        10.25
----------------------------------------------------------------------------------------------------------
   Class Y                                            832,266,440.83   81,090,021.560     10.26
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
HIGH INCOME BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            42,013,485.75    4,602,741.949      9.13
----------------------------------------------------------------------------------------------------------
   Class B                                            8,938,772.82     983,204.758        9.09
----------------------------------------------------------------------------------------------------------
   Class C                                            19,685,369.57    2,163,288.684      9.10
----------------------------------------------------------------------------------------------------------
   Class S                                            776,642.87       84,345.426         9.21
----------------------------------------------------------------------------------------------------------
   Class Y                                            179,415,810.51   19,644,020.624     9.13
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            24,666,885.58    2,266,008.531      10.89
----------------------------------------------------------------------------------------------------------
   Class B                                            11,396,471.83    1,045,868.580      10.90
----------------------------------------------------------------------------------------------------------
   Class C                                            18,800,775.36    1,734,076.059      10.84
----------------------------------------------------------------------------------------------------------
   Class S                                            17,296,371.16    1,594,580.973      10.85
----------------------------------------------------------------------------------------------------------
   Class Y                                            214,531,086.99   19,701,513.365     10.89
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            11,927,647.24    1,053,076.15       11.33
----------------------------------------------------------------------------------------------------------
   Class C                                            1,857,011.43     164,124.863        11.31
----------------------------------------------------------------------------------------------------------
   Class Y                                            9,244,187.39     815,849.912        11.33
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            4,262,328.63     400,640.832        10.64
----------------------------------------------------------------------------------------------------------
   Class Y                                            44,600,036.10    4,185,408.380      10.66
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            11,143,313.70    977,703.755        11.40
----------------------------------------------------------------------------------------------------------
   Class C                                            1,101,287.07     96,522.299         11.41
----------------------------------------------------------------------------------------------------------
   Class Y                                            15,242,482.34    1,337,061.788      11.40
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            22,554,929.16    2,036,332.664      11.08
----------------------------------------------------------------------------------------------------------
   Class Y                                            47,853,847.19    4,329,623.713      11.05
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            13,843,128.40    1,196,044.748      11.57
----------------------------------------------------------------------------------------------------------
   Class C                                            4,284,107.53     370,709.843        11.56
----------------------------------------------------------------------------------------------------------
   Class Y                                            9,516,055.87     820,939.319        11.59
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            34,230,975.12    3,030,389.657      11.30
----------------------------------------------------------------------------------------------------------
   Class Y                                            696,994,158.47   61,805,434.004     11.28
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            31,044,363.44    2,973,226.322      10.44
----------------------------------------------------------------------------------------------------------
   Class Y                                            238,957,517.13   22,986,325.062     10.40
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            125,916,113.59   11,100,708.210     11.34
----------------------------------------------------------------------------------------------------------
   Class C                                            11,951,223.67    1,057,130.385      11.31
----------------------------------------------------------------------------------------------------------
   Class Y                                            47,857,619.66    4,223,389.634      11.33
----------------------------------------------------------------------------------------------------------

                                       104

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                                                      NET ASSETS       SHARES             NET ASSET
                                                                       OUTSTANDING        VALUE PER
SHARE
----------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            28,141,035.72    2,274,949.878      12.37
----------------------------------------------------------------------------------------------------------
   Class C                                            279,182.73       22,614.226         12.35
----------------------------------------------------------------------------------------------------------
   Class Y                                            168,094,102.54   13,582,628.213     12.38
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            4,869,335.29     456,945.019        10.66
----------------------------------------------------------------------------------------------------------
   Class C                                            1,656,944.28     156,562.312        10.58
----------------------------------------------------------------------------------------------------------
   Class Y                                            28,119,652.68    2,639,403.985      10.65
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            8,188,516.43     785,222.232        10.43
----------------------------------------------------------------------------------------------------------
   Class Y                                            146,243,969.12   14,018,347.833     10.43
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            42,942,453.89    3,806,052.20       11.28
----------------------------------------------------------------------------------------------------------
   Class C                                            4,880,259.25     434,351.065        11.24
----------------------------------------------------------------------------------------------------------
   Class Y                                            460,634,001.86   40,786,565.529     11.29
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            849,408.48       80,575.639         10.54
----------------------------------------------------------------------------------------------------------
   Class C                                            214,971.42       20,586.413         10.44
----------------------------------------------------------------------------------------------------------
   Class Y                                            39,464,976.51    3,740,652.977      10.55
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SHORT TAX FREE FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            6,448,287.93     633,294.423        10.18
----------------------------------------------------------------------------------------------------------
   Class Y                                            396,917,953.19   38,986,858.403     10.18
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            2,501,644.41     249,968.933        10.01
----------------------------------------------------------------------------------------------------------
   Class Y                                            334,869,428.38   33,466,542.768     10.01
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LARGE CAP SELECT FUND
----------------------------------------------------------------------------------------------------------
   Class A                                            214,767.85       18,759.04          11.45
----------------------------------------------------------------------------------------------------------
   Class B                                            112,923.23       9,899.27           11.41
----------------------------------------------------------------------------------------------------------
   Class C                                            26,131.58        2,289.20           11.42
----------------------------------------------------------------------------------------------------------
   Class S                                            1,147.57         100.31             11.44
----------------------------------------------------------------------------------------------------------
   Class Y                                            126,391,319.67   11,039,560.47      11.45
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                    TAXATION

        Each Fund intends to fulfill the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

        If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Generally, the original issue discount equals the difference between the "stated
redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

                                       105

        If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

        Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

        When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

        It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

        Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.
Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

        For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see
"Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged.
Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

        Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is
"effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S.
citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.
Each Fund will report annually to its shareholders the amount of any withholding.

        A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision

                                       106

thereof, (iii) an estate whose income is includible in gross income for U.S.
federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S.
fiduciaries who have authority to control all substantial decisions of the trust.

        The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of
Additional Information.

        With respect to the Minnesota Intermediate Tax Free Fund and the
Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota
Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States
Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this
Minnesota statutory provision.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

        The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a
13-month letter of intent.

        QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

        For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class
C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A, Class B and Class C shares of the Fund or any other
First American fund (other than a money market fund) or fund managed by Country
Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

        LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First
American funds (other than money market funds), or funds managed by Country
Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds'
custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated

                                       107

as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

         Purchases of a Fund's Class A Shares by the Advisor, the Sub-Advisor,
any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families
(i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

         A Fund's Class A Shares also may be purchased at net asset value without a sales charge by:

         o        fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers;

         o        purchasers through "one-stop" mutual fund networks through which the Funds are made available;

         o        purchasers participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates,

         o        retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those
                  defined in Sections 401(k), 403(b) and 457 of the Internal
                  Revenue Code and "rabbi trusts"), which plans and trusts
                  purchase through "one-stop" mutual fund networks, or for which an affiliate of the Advisor acts as trustee or administrator;

         o        bank trust departments; and

         o        individuals rolling over assets into an IRA from a retirement plan that offered First American funds.

         Class A shares may be purchased without a sales charge by
non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectuses, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid
Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

         Class A Shares may also be purchased without a sales charge by 401(k),
403(b) and 457 plans, and Profit sharing and Pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver.
Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the

                                       108

shares within 18 months. A commission is paid only on Class A shares of First
American Funds other than the Index Funds.

        If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A
Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

        A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the
Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

        Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the
Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The
Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American fund family.

        In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

        Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

                                       109

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         o        a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         o        a member firm of the New York, American, Boston, Midwest, or
                  Pacific Stock Exchanges or of the National Association of
                  Securities Dealers;

         o        a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

         o        any other "eligible guarantor institution," as defined in the
                  Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Administrators have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: An obligation rated AAA has the highest rating assigned by
         Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       110

         BBB: An obligation rated BBB exhibits adequate protection parameters.
         However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       111

         Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock that are rated Caa are of poor standing.
         Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the superior credit quality.
         Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit quality.
         Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                       112

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S

         Commercial paper ratings are graded into four categories, ranging from
"A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

         A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         MOODY'S

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
None of the Funds will purchase Prime-3 commercial paper.

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o        Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

         The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2003 and its Semiannual
Report to shareholders for the six months ended March 31, 2004 are incorporated herein by reference.

                                       113

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C - OTHER INFORMATION
ITEM 23.  EXHIBITS

(a)(1)    Amended and Restated Articles of Incorporation, as amended through
          April 2, 1998 Incorporated by reference to Exhibit (1) to
          Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos.
          33-16905, 811-05309)).

(a)(2)    Articles Supplementary, designating new series and new share classes
          (Incorporated by reference to Exhibit (a)(2) to Post-Effective
          Amendment No. 54, Filed on June 27, 2001 (File Nos. 33-16905,
          811-05309)).

(a)(3)    Articles Supplementary, designating new Series (Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 61, Filed
          on April 30, 2002 (File Nos. 33-16905, 811-05309)).

(a)(4)    Articles Supplementary designating new Series (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 65, Filed
          on October 24, 2002 (File Nos. 33-16905, 811-05309)).

(a)(5)    Articles Supplementary designating new Series (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 66, Filed
          on January 28, 2003 (File Nos. 33-16905, 811-05309)).

(a)(6)    Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares.*

(b)       Bylaws, as amended.*

(c)       Not applicable.

(d)(1)    Investment Advisory Agreement dated April 2, 1991, between the
          Registrant and First Bank National Association, as amended and supplemented through August 1994, and assigned to U.S. Bancorp Asset
          Management, Inc. on May 2, 2001 (Incorporated by reference to Exhibit
          (5)(a) to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File
          Nos. 33-16905, 811-05309)).

(d)(2)    Exhibit A to Investment Advisory Agreement (series and advisory fees)
          (Incorporated by reference to Exhibit (d)(2) to Post-Effective
          Amendment No. 66, Filed on January 28, 2003 (File Nos. 33-16905,
          811-05309)).

(d)(3)    Supplement to Advisory Agreement Relating to International Fund dated
          December 31, 1993 (Incorporated by reference to Exhibit (d)(3) to
          Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos.
          33-16905, 811-05309)).

(d)(4)    Supplement to Advisory Agreement Relating to Emerging Markets Fund
          dated July 23, 1998 (Incorporated by reference to Exhibit (d)(4) to
          Post-Effective Amendment No. 46, Filed on December 28, 2000 (File Nos.
          33-16905, 811-05309)).

(d)(5)    Sub-Advisory Agreement dated July 1, 2001, between U.S. Bancorp Asset
          Management, Inc. and Clay Finlay Inc. with respect to International
          Fund (Incorporated by reference to Exhibit (d)(6) to Post-Effective
          Amendment No. 54, Filed on June 27, 2001 (File Nos. 33-16905,
          811-05309)).

                                        1

(d)(6)    Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National
          Association, as assigned to U.S. Bancorp Asset Management, Inc. on May
          2, 2001, and Marvin & Palmer Associates, Inc., with respect to
          Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to
          Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos.
          33-16905, 811-05309)).

(e)(1)    Distribution Agreement [Class A and Class Y Shares,] between the
          Registrant and Quasar Distributors, LLC (Incorporated by reference to
          Exhibit e(1) to Post-Effective Amendment No. 58, Filed on September
          21, 2001 (File Nos. 33-16905, 811-05309)).

(e)(2)    Amendment No. 1 to Distribution Agreement, pursuant to USA PATRIOT Act of 2001, dated July 24, 2002 (Incorporated by reference to Exhibit
          (e)(2) to Post-Effective Amendment No. 66, Filed on January 28, 2003
          (File Nos. 33-16905, 811-05309)).

(e)(3)    Distribution and Service Agreement [Class B] between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit
          e(2) to Post-Effective Amendment No. 58, Filed on September 21, 2001
          (File Nos. 33-16905, 811-05309)).

(e)(4)    Amendment No. 1 to Distribution and Service Agreement, pursuant to USA
          PATRIOT Act of 2001, dated July 24, 2002 (Incorporated by reference to
          Exhibit (e)(4) to Post-Effective Amendment No. 66, Filed on January
          28, 2003 (File Nos. 33-16905, 811-05309)).

(e)(5)    Distribution and Service Agreement [Class C] between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit
          e(3) to Post-Effective Amendment No. 58, Filed on September 21, 2001
          (File Nos. 33-16905, 811-05309)).

(e)(6)    Amendment No. 1 to Distribution and Service Agreement, pursuant to USA
          PATRIOT Act of 2001, dated July 24, 2002 (Incorporated by reference to
          Exhibit (e)(6) to Post-Effective Amendment No. 66, Filed on January
          28, 2003 (File Nos. 33-16905, 811-05309)).

(e)(7)    Distribution Agreement [Class R] between Registrant and Quasar
          Distributors, LLC.*

(e)(8)    Shareholder Servicing Plan and Agreement (Class R) between the
          Registrant and U.S. Bancorp Asset Management, Inc.*

(e)(9)    Dealer Agreement (Incorporated by reference to Exhibit e(5) to
          Post-Effective Amendment No. 58, Filed on September 21, 2001 (File
          Nos. 33-16905, 811- 05309)).

(f)(1)    Deferred Compensation Plan for Directors Trust Agreement dated January
          1, 2000 (Incorporated by reference to Exhibit (f) to Post-Effective
          Amendment No. 46, Filed on December 28, 2000 (File Nos. 33-16905,
          811-05309)).

(f)(2)    Deferred Compensation Plan for Directors Trust Agreement, Amended
          Summary of Terms dated September 2002 (Incorporated by reference to
          Exhibit (f)(2) to Post-Effective Amendment No. 66, Filed on January
          28, 2003 (File Nos. 33-16905, 811-05309)).

(g)(1)    Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August
          1994 (Incorporated by reference to Exhibit (8) to Post-Effective
          Amendment No. 18 (File Nos. 33-16905, 811-05309)).

                                        2

(g)(2)    Supplement dated March 15, 1994, to Custodian Agreement dated
          September 20, 1993 (File Nos. 33-16905, 811-05309).

(g)(3)    Further Supplement dated November 21, 1997, with respect to
          International Index Fund, and July 23, 1998, with respect to Strategic
          Income Fund and Emerging Markets Fund, to Custodian Agreement dated
          September 20, 1993 (Incorporated by reference to Exhibit 8(c) to
          Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos.
          33-16905, 811-05309)).

(g)(4)    Compensation Agreement dated as of December 4, 2002, pursuant to
          Custodian Agreement dated September 20, 1993, as amended (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 66,
          Filed on January 28, 2003 (File Nos. 33-16905, 811-05309)).

(g)(5)    Assignment of Custodian Agreements and Security Lending Agency
          Agreement to U.S. Bank National Association, dated May 1, 1998
          (Incorporated by reference to Exhibit (g)(5) to Post-Effective
          Amendment No. 41, Filed on December 2, 1998 (File Nos. 33-16905,
          811-05309)).

(g)(6)    Further Supplement to Custodian Agreement dated December 8, 1999
          (Incorporated by reference to Exhibit (g)(6) to Post-Effective
          Amendment No. 44, Filed on January 28, 2000 (File Nos. 33-16905,
          811-05309)).

(g)(7)    Amendment to Custodian Agreement dated December 4, 2002 (Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 66,
          Filed on January 28, 2003 (File Nos. 33-16905, 811-05309)).

(h)(1)    Co-Administration Agreement by and between U.S. Bancorp Asset
          Management, Inc., U.S. Bancorp Fund Services, LLC, and First American
          Funds, as amended July 24, 2002 (Incorporated by reference to Exhibit
          (h)(1) to Post-Effective Amendment No. 66, Filed on January 28, 2003
          (File Nos. 33-16905, 811-05309)).

(i)(1)    Opinion and Consent of Dorsey & Whitney (Incorporated by reference to
          Exhibit (10)(a) to Post-Effective Amendment No. 15 (File Nos.
          33-16905, 811-05309)).

(i)(2)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Strategic
          Income Fund, Class HH, dated July 24, 1998 (Incorporated by reference to Exhibit (10)(c) to Post-Effective Amendment No. 38, Filed on July
          24, 1998 (File Nos. 33-16905, 811-05309)).

(i)(3)    Opinion and Consent of Dorsey & Whitney, LLP with respect to
          Adjustable Rate Mortgage Securities Fund (Class CC), Tax Free Fund
          (Class DD), Minnesota Tax Free Fund (Class EE), Mid Cap Growth Fund
          (Class FF) and Emerging Markets Fund (Class GG), dated July 31, 1998
          (Incorporated by reference to Exhibit 10(d) to Post-Effective
          Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905,
          811-05309)).

(i)(4)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Arizona
          Tax Free Fund (II), California Tax Free Fund (JJ), Colorado Tax Free
          Fund (KK) and Corporate Bond Fund (LL) Incorporated by reference to
          Exhibit (i)(5) to Post-Effective Amendment No. 44, Filed on January
          28, 2000 (File Nos. 33-16905, 811-05309)).

(i)(5)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Nebraska
          Tax Free Fund and High Yield Bond Fund (Incorporated by reference to
          Exhibit (i)(6) to Post-Effective Amendment No. 47, Filed on January
          18, 2001 (File Nos. 33-16905, 811-05309)).

                                        3

(i)(6)    Opinion and Consent of Dorsey & Whitney, LLP with respect to new shell funds and share classes (Incorporated by reference to Exhibit i(6) to
          Post-Effective Amendment No. 58, Filed on September 21, 2001 (File
          Nos. 33-16905, 811-05309)).

(i)(7)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Ohio Tax
          Free Fund (BBB) (Incorporated by reference to Exhibit i(7) to
          Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos.
          33-16905, 811-05309)).

(i)(8)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Short
          Term Tax Free Fund (CCC) and Intermediate Government Bond Fund (DDD)
          (Incorporated by reference to Exhibit (i)(8) to Post-Effective
          Amendment No. 65, Filed on October 24, 2002 (File Nos. 33-16905,
          811-05309)).

(i)(9)    Opinion and Consent of Dorsey & Whitney, LLP with respect to Large Cap
          Select Fund (EEE) (Incorporated by reference to Exhibit (i)(9) to
          Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos.
          33-16905, 811-05309)).

(j)(1)    Opinion and Consent of Dorsey & Whitney, dated November 25, 1991
          (Incorporated by reference to Exhibit (11)(b) to Post-Effective
          Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905,
          811-05309)).

(j)(2)    Consent of Ernst & Young LLP. *

(j)(3)    Consent of KPMG Peat Marwick LLP (Incorporated by reference to Exhibit
          (j)(3) to Post-Effective Amendment No. 44 on January 28, 2000 (File
          No. 33-16905, 811-0530).

(j)(4)    Consent of PriceWaterhouseCoopers LP (Incorporated by reference to
          Exhibit j(4) to Post-Effective Amendment No. 58, Filed on September
          21, 2001 (File Nos. 33-16905, 811-05309)).

(l)       Not applicable.

(k)       Not applicable.

(m)(1)    Distribution Plan [Class A], Retail Class (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 46, Filed on
          December 28, 2000 (File Nos. 33-16905, 811-05309)).

(m)(2)    Distribution Plan [Class B] Contingent Deferred Sales Change Class.
          (Incorporated by reference to Exhibit 15(b) to Post-Effective
          Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905,
          811-05309)).

(m)(3)    Service Plan [Class B] (Incorporated by reference to Exhibit (15)(c)
          to Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos.
          33-16905, 811-05309)).

(m)(4)    Distribution Plan [Class C] Level-Load Class (Incorporated by
          reference to Exhibit (m)(4) to Post-Effective Amendment No. 42, Filed
          on February 1, 1999 (File Nos. 33-16905, 811-05309)).

(m)(5)    Service Plan [Class C] (Incorporated by reference to Exhibit (m)(5) to
          Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos.
          33-16905, 811-05309)).

(m)(6)    Distribution Plan [Class R].*

                                        4

(n)(1)    Multiple Class Plan Pursuant to Rule 18f-3, as amended and restated
          February 18, 2004, effective May 31, 2004.*

(o)       Reserved.

(p)(1)    First American Funds Code of Ethics (Incorporated by reference to
          Exhibit p(1) to Post-Effective Amendment No. 58, Filed on September
          21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(2)    U.S. Bancorp Asset Management, Inc. Code of Ethics (Incorporated by
          reference to Exhibit p(2) to Post-Effective Amendment No. 58, Filed on
          September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(3)    Marvin & Palmer Associates, Inc. Code of Ethics (Incorporated by
          reference to Exhibit p(3) to Post-Effective Amendment No. 58, Filed on
          September 21, 2001 (File Nos. 33-16905, 811-05309)).

(p)(4)    Clay Finlay Inc. Code of Ethics (Incorporated by reference to Exhibit
          (p)(4) to Post-Effective Amendment No. 58, Filed on September 21, 2001
          (File Nos. 33-16905, 811-05309)).

(p)(5)    Quasar Distributors, LLC Code of Ethics (Incorporated by reference to
          Exhibit (p)(6) to Post-Effective Amendment No. 58, Filed on September
          21, 2001 (File Nos. 33-16905, 811-05309)).

*      Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the
Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended;
provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors'
conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made

                                        5

unless it is consistent with Sections 17(h) or 17(i) of the Investment Company
Act of 1940, as now enacted or hereafter amended, and Securities and Exchange
Commission rules, regulations, and releases (including, without limitation,
Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as
the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the
Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser,
U.S. Bancorp Asset Management (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this
Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

         Thomas S. Schreier, Jr., Chief Executive Officer and chair of Board of
Directors, USBAM, Minneapolis, MN (May 2001 to present); President, First
American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"),
First American Strategy Funds, Inc. ("FASF"), First American Insurance
Portfolios, Inc. ("FAIP"), and eight closed-end funds advised by USBAM, American
Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II,
American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc.,
American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio
Inc., First American Minnesota Municipal Income Fund II Inc., and American
Income Fund, collectively referred to as the First American Closed-End Funds
("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset
Management, Minneapolis, MN (January 2001 to May 2001); CEO and President,
Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN
(March 2001 to May 2001); Senior Managing Director, Equity Research, U.S.
Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

         Mark S. Jordahl, Chief Investment Officer and director on Board of
Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President, FAIF,
FAF, FASF, FAIP and FACEF, Minneapolis, MN (September 2001 to present);
President and Chief Investment Officer, ING Investment Management - Americas
(September 2000 to June 2001).

         Kenneth L. Delecki, Chief Financial Officer and director on Board of
Directors, USBAM, Minneapolis, MN (May 2001 to present); CFO and Treasurer,
First American Asset Management, Minneapolis, MN (March 2001 to May 2001);
Director, Business Performance, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN
(September 2000 to March 2001).

         John J. Gibas, Senior Managing Director, Institutional Advisory Group,
and director on Board of Directors, USBAM, Minneapolis, MN (May 2001 to
present); Managing Director, Institutional Advisory Group, FAAM, Minneapolis, MN
(September 1998 to May 2001).

                                        6

         Kimberly F. Kaul, Communications Director, USBAM, Minneapolis, MN (May
2001 to present); Communications Director, FAAM, Minneapolis, MN (September 1998
to May 2001).

         Tony Rodriguez, Senior Managing Director, Head of Fixed Income, USBAM,
Minneapolis, MN (August 2002 to present); Director and Head of Corporate Bonds,
Credit Suisse Asset Management, New York, NY (1999 to August 2002).

         Jon M. Stevens, Senior Managing Director, Private Asset Management,
USBAM, Minneapolis, MN (January 2002 to present); Senior Managing Director,
Private Asset Management, U.S. Bank, Minneapolis, MN (July 2001 to January
2002); Managing Director, private asset management, Minneapolis, MN (September
1998 to July 2001).

ITEM 27. PRINCIPAL UNDERWRITERS:

a)       State the name of the investment company (other than the Fund) for which each principal underwriter currently distributing the Fund's securities also acts as a principal underwriter, depositor, or investment adviser.

         Registrant's distributor, Quasar Distributors, LLC (the "Distributor")
         acts as principal underwriter and distributor for Firstar Funds, Inc.,
         Cullen Funds Trust, Country Growth Fund, Inc., Country Asset Allocation
         Fund, Inc., Country Tax Exempt Bond Fund, Inc., Country Taxable Fixed
         Income Series Fund, Inc., Country Money Market Fund, Country Long-Term
         Bond Fund, Country Short-Term Government Bond Fund, Kit Cole Investment
         Trust, The Hennessy Mutual Funds, Inc., The Hennessy Funds, Inc.,
         Jefferson Fund Group Trust, Everest Funds, Brandywine Blue Fund, Inc.,
         Light Revolution Fund, Inc., IPS Funds, The Arbitrage Funds, Glen Rauch
         Funds, The Jensen Portfolio, Inc., First American Insurance Portfolios,
         Inc., The Linder Funds, AHA Investment Funds, Wexler Trust,
         MUTUALS.com, Inc., First American Funds, Inc. First American Investment
         Funds, Inc. and First American Strategy Funds, Inc. pursuant to distribution agreements dated 8/1/00, 6/28/00, 9/1/00, 9/1/00, 9/1/00,
         9/1/00, 9/1/00, 9/1/00, 9/1/00, 7/18/00, 9/1/00, 9/1/00, 12/29/00,
         11/3/00, 10/25/00, 12/31/00, 1/5/01, 8/31/00, 12/12/00, 3/12/01,
         5/2/01, 5/15/01, 6/1/01, 6/15/01, 6/21/01, 10/1/01, 10/1/01, and
         10/1/01, respectively.

b)       Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address for each Board Member or Officer is Quasar Distributors, LLC 615 East
         Michigan Street, Milwaukee, WI 53202.

                    POSITION AND OFFICES POSITION AND OFFICES
           NAME                   WITH UNDERWRITER       WITH REGISTRANT
     ------------------------------------------------------------------------
      James Schoenike           President, Board Member        None
        Donna Berth                    Treasurer               None
        Joe Redwine                  Board Member              None
        Robert Kern                  Board Member              None
       Eric Falkeis                  Board Member              None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

                                        7

All accounts, books, and other documents required to be maintained by Section
31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall,
Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E.
Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                       8

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment
Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective Amendment to its Registration Statement Nos. 33-16905 and
811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 29th day of
June 2004.

                                         FIRST AMERICAN INVESTMENT FUNDS, INC.

                                         By: /s/ Thomas S. Schreier, Jr.
                                             -----------------------------------
                                             Thomas S. Schreier, Jr.
                                             President

Pursuant to the requirements of the Securities Act of 1933, as amended, this
Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

SIGNATURE                                           TITLE                  DATE
---------                                           -----                  ----

     /s/ Thomas S. Schreier, Jr.                                            **
--------------------------------------
       Thomas S. Schreier, Jr.                    President

       /s/ Joseph M. Ulrey III                                              **
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         Joseph M. Ulrey III                Treasurer (principal
                                         financial/accounting officer)
                                                                            **
                  *
--------------------------------------
       Benjamin R. Field, III                     Director

                  *                                                         **
--------------------------------------
           Mickey P. Foret                        Director

                  *                                                         **
--------------------------------------
         Victoria J. Herget                       Director

                  *                                                         **
--------------------------------------
           Roger A. Gibson                        Director

                  *                                                         **
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        Leonard W. Kedrowski                      Director

                  *                                                         **
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         Richard K. Riederer                      Director

                  *                                                         **
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          Joseph D. Strauss                       Director

                  *                                                         **
--------------------------------------
        Virginia L. Stringer                      Director

                  *                                                         **
--------------------------------------
            James M. Wade                         Director

* By: /s/ Richard J. Ertel
--------------------------------------
          Attorney-in-Fact

** June 29, 2004

                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Thomas S. Schreier, Jr., Robert H. Nelson, Steven G.
Lentz, Richard J. Ertel, and Jeffery M. Wilson, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting along, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on
Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting along, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                TITLE                   DATE

     /s/ Benjamin R. Field, III         Director           September 17, 2003
-------------------------------------
       Benjamin R. Field, III

        /s/ Mickey P. Foret             Director           September 17, 2003
-------------------------------------
          Mickey P. Foret

       /s/ Victoria J. Herget           Director           September 17, 2003
-------------------------------------
         Victoria J. Herget

        /s/ Roger A. Gibson             Director           September 17, 2003
-------------------------------------
          Roger A. Gibson

      /s/ Leonard W. Kedrowski          Director           September 17, 2003
-------------------------------------
        Leonard W. Kedrowski

      /s/ Richard K. Riederer           Director           September 17, 2003
-------------------------------------
        Richard K. Riederer

       /s/ Joseph D. Strauss            Director           September 17, 2003
-------------------------------------
         Joseph D. Strauss

      /s/ Virginia L. Stringer          Director           September 17, 2003
-------------------------------------
        Virginia L. Stringer

         /s/ James M. Wade              Director           September 17, 2003
-------------------------------------
           James M. Wade